UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the registrant ☐

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☒	Preliminary proxy statement

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☐	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

A message from Russell Investments

September [__], 2026

As a shareholder in one or more Russell Investment Company Funds (the “Funds”), your participation is critically important. Voting will take just a few minutes. Please read this entire document for details on how to vote and important information on each proposal.

Dear Shareholder:

We are asking for your vote on important matters related to your investments in Russell Investment Company Funds. The vote includes approving a new investment advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd., of which RIM is an indirect, wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments. This proposal is described in full in the proxy statement included with this message. In addition, you are being asked to vote on certain other items, as discussed in the proxy statement.

A special shareholder meeting regarding these proposals will take place on November 24, 2026, at 401 Union Street, 18th Floor, Seattle, WA 98101.

If you don’t plan to attend the shareholder meeting, there are several convenient ways for you to cast your vote:

•	Visit the website that is listed on the proxy card.

•	Call the toll-free number that is listed on the proxy card.

•	Mail the proxy card (if you’ve received this communication by mail). If you choose this option, please be sure to sign, date, and return the card in the enclosed postage-paid envelope.

The Russell Investment Company Board of Trustees has carefully evaluated each proposal and unanimously recommends that you vote in favor of each proposal.

Your voice is very important in this proxy vote process. Please vote at your earliest convenience to prevent future communications on this matter and ensure that the Funds receive enough votes to act on each proposal. Your vote must be received by Russell Investment Company prior to the shareholder meeting unless you plan to attend the shareholder meeting to vote in person.

Please see the detailed question and answer section of the enclosed statement. If you have additional questions regarding a proposal, or need assistance in casting your vote, please call the proxy solicitation agent at (888) 812-7758.

We appreciate your taking time to submit your vote. Thank you for investing with Russell Investments.

RUSSELL INVESTMENTS // A MESSAGE FROM RUSSELL INVESTMENTS

RUSSELL INVESTMENT COMPANY

401 Union Street, 18th Floor, Seattle, WA 98101

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of Russell Investment Company (the “Trust”). A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against a proposal. If you simply sign the proxy without specifying a vote with respect to a proposal, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s) or cast your vote by signing, voting and returning the proxy card(s) in the envelope provided. Voting your proxy, and doing so promptly, ensures that the Trust will not need to conduct additional mailings or contact you directly to obtain your vote.

Please exercise your right to vote. Thank you.

RUSSELL INVESTMENT COMPANY

Multifactor U.S. Equity Fund	Strategic Bond Fund
Equity Income Fund	Investment Grade Bond Fund
U.S. Strategic Equity Fund	Short Duration Bond Fund
U.S. Small Cap Equity Fund	Tax-Exempt High Yield Bond Fund
Multifactor International Equity Fund	Tax-Exempt Bond Fund
International Developed Markets Fund	Global Infrastructure Fund
Global Equity Fund	Global Real Estate Securities Fund
Sustainable Equity Fund	Multi-Strategy Income Fund
Emerging Markets Fund	Multi-Asset Strategy Fund
Tax-Managed U.S. Large Cap Fund	Conservative Strategy Fund
Tax-Managed U.S. Mid & Small Cap Fund	Moderate Strategy Fund
Tax-Managed International Equity Fund	Balanced Strategy Fund
Tax-Managed Real Assets Fund	Aggressive Strategy Fund
Opportunistic Credit Fund	Equity Aggressive Strategy Fund
Long Duration Bond Fund

401 Union Street, 18th Floor, Seattle, WA 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To all shareholders of Russell Investment Company:

Russell Investment Company (the “Trust”) is holding a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trust listed above (each a “Fund” and collectively the “Funds”) on November 24, 2026. The Special Meeting will be held at the offices of Russell Investments, 401 Union Street, 18th Floor, Seattle, WA 98101, at 11:00 a.m. Pacific Time.

The Trust is a Massachusetts business trust operating as a registered management investment company. The Trust currently offers shares of 29 funds.

This Special Meeting is being held for the purpose of considering and voting upon the following proposals:

1. To approve a new investment advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd. (collectively with its subsidiaries, “Russell Investments”), of which RIM is an indirect, wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments;

2. (a) For shareholders of all Funds other than the Multifactor U.S. Equity Fund, Multifactor International Equity Fund and Long Duration Bond Fund (collectively, the “Multifactor Equity and Long Duration Bond Funds”) and the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Aggressive Strategy Fund and Equity Aggressive Strategy Fund, to permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval; and

(b) For shareholders of the Multifactor Equity and Long Duration Bond Funds, to permit RIM to enter into and materially amend subadvisory agreements with affiliated and unaffiliated money managers without shareholder approval;

3. To approve a revision to the fundamental investment restriction relating to concentration for the Global Infrastructure Fund; and

4. To elect one individual to the Board of Trustees of the Trust.

These matters are discussed in detail in the Proxy Statement enclosed with this Notice.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

The Trust has fixed the close of business on September 1, 2026 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of each Fund is entitled to one vote on each proposal and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting.

Regardless of whether you plan to attend the Special Meeting, we urge you to vote through the Internet or by telephone by following the instructions on the proxy card(s), or by signing, voting and returning the proxy card(s) in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed on your proxy card(s) and in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card(s) or have voted through the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust, or by voting in person at the Special Meeting. It is very important that you vote your proxy promptly so that a quorum may be ensured and the costs of further solicitations avoided.

As always, we thank you for the trust you have placed in the Trust.

By Order of the Trust,

Vernon Barback
President and Chief Executive Officer
Russell Investment Company

IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of each proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

The Board of Trustees (the “Board” or the “Trustees”) of Russell Investment Company (the “Trust”) is asking you to vote on a proposal to approve a new investment advisory agreement (the “Post-Transaction Agreement”) between each series of the Trust listed on the Notice of Special Meeting of Shareholders (each a “Fund” and collectively the “Funds”) and Russell Investment Management, LLC, each Fund’s current investment adviser (“RIM”), as a result of a transaction involving the sale of Russell Investments Group, Ltd. (“RIG,” and collectively with its subsidiaries, “Russell Investments”), of which RIM is an indirect, wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System (“CalPERS”) will acquire Russell Investments (the “Transaction”).

Specifically, on July 2, 2026, RIG and Shareholder Representative Services LLC (in its limited capacity as representative for RIG’s shareholders) entered into a definitive merger agreement (the “Transaction Agreement”) with subsidiaries of BEAM Holdings, L.P. (“BEAM Topco” and together with its subsidiaries, the “BEAM Entities”) to acquire RIG. Upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. At the Transaction closing, BEAM Topco will be owned by a consortium of investors that includes venture firm B Capital, B Capital principals and CalPERS, with CalPERS anticipated to own indirectly a majority non-voting interest of BEAM Topco at closing.

The consummation of the Transaction will result in the change of ultimate control of RIM. Under the federal securities laws and the terms of each Fund’s existing investment advisory agreement with RIM (the “Existing Agreement”), a change of control of RIM results in the termination of such agreement. If RIM is to continue to serve as investment adviser to the Funds following the Transaction, it is necessary for shareholders of the Funds to approve the Post-Transaction Agreement for the Funds. Shareholders are not being asked to approve the Transaction itself, which does not require shareholder approval.

As described in the Proxy Statement, the terms of the Post-Transaction Agreement for each Fund are the same as the terms of the Existing Agreement except with respect to the effective and termination dates. The Post-Transaction Agreement does not change the rate of any Fund’s investment advisory fee.

In addition, you are being asked to vote on certain other items.

Who is Russell Investments?

Russell Investments was founded in 1936 and is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries and individual investors around the world. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. RIM is currently an indirect, wholly-owned subsidiary of RIG, through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly hold a significant minority ownership interest in Russell Investments.

How will the Transaction be structured?

As discussed more fully in the Proxy Statement, under the Transaction Agreement, BEAM Topco will indirectly acquire RIG in an all-cash transaction valued at $2.8 billion, subject to certain adjustments based upon a number of variables. Upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. The cash will be funded from debt and equity financing sources. Russell Investments US Institutional Holdco, Inc. and Russell Investments US Retail Holdco, Inc., each entities in the current Russell Investments corporate structure with RIM being a wholly-owned subsidiary of Russell Investments US Retail Holdco, Inc., are expected to enter into a senior secured term loan credit facility and have access to a senior secured revolving credit facility (the “Facilities”). The Facilities will be subject to certain terms and conditions, as discussed in further detail in the Proxy Statement. RIM and its affiliated investment advisers will guarantee the debt incurred by Russell Investments US Institutional Holdco, Inc. and Russell Investments US Retail Holdco, Inc. in connection with closing.

Who is BEAM Topco?

BEAM Topco was created for the purpose of entering into the Transaction and, upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. At the Transaction closing, BEAM Topco will be owned by a consortium of investors that includes venture firm B Capital, B Capital principals, and CalPERS, with CalPERS anticipated to own indirectly a majority non-voting interest of BEAM Topco at closing.

B Capital is a multi-stage global investment firm that partners with extraordinary entrepreneurs to shape the future through technology. With more than $12 billion in assets under management across multiple funds, the firm focuses on seed to late-stage venture growth investments, primarily in the Technology, Healthcare and Energy sectors. Founded in 2015, B Capital leverages an integrated team across nine locations in the U.S. and Asia, as well as a strategic partnership with The Boston Consulting Group, to provide the value-added support entrepreneurs need to scale fast and efficiently, expand into new markets and build exceptional companies.

CalPERS is the largest defined-benefit public pension in the U.S., with 2.4 million members. Since 1932, CalPERS has provided retirement security for state, school, and public agency employees who invest their life’s work in public service.

How will the Transaction affect the Fund(s) in which I invest?

It is not expected that the Transaction will affect the investment strategies, processes or fees and expenses of the Funds in which you invest. The Transaction is not expected to have any impact on RIM’s investment philosophy, management approach or how RIM manages each Fund. The current sub-advisers (or “money managers”) for each Fund utilizing money managers will not change as a result of the Transaction, although money manager changes will continue to be made in the normal course of business. The proposal does not include any change to any Fund’s investment objective or any change to any Fund’s advisory fee rate or total expense ratio, as described in the Proxy Statement. The Funds will not bear any portion of the costs associated with the Transaction.

How will the Transaction affect RIM and Russell Investments?

As discussed more fully in the Proxy Statement, RIM will continue to be part of Russell Investments, which will continue to operate as an independent entity with its own governance structure following the closing of the Transaction. BEAM Topco is providing long-term capital to support growth, including extending Russell Investments’ open-architecture approach to more investors through a broader range of customizable products and services.

What other proposals are being presented to shareholders at the special meeting?

In addition to being asked to approve the Post-Transaction Agreement, you are being asked to vote (i) for shareholders of all Funds other than the Multifactor U.S. Equity Fund, Multifactor International Equity Fund and Long Duration Bond Fund (collectively, the “Multifactor Equity and Long Duration Bond Funds”) and the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Aggressive Strategy Fund and Equity Aggressive Strategy Fund (collectively, the “LifePoints Funds”), to permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval, (ii) for shareholders of the Multifactor Equity and Long Duration Bond Funds, to permit RIM to enter into and materially amend subadvisory agreements with affiliated and unaffiliated money managers without shareholder approval ((i) and (ii) together are referred to as the “Manager of Managers Proposal”), (iii) for shareholders of the Global Infrastructure Fund (the “Infrastructure Fund”) only, to approve a revision to the fundamental investment restriction relating to concentration, and (iv) to elect a current Trustee, Ms. Ellen M. Needham, who has not previously been elected by shareholders, to the Board (the “Trustee Nominee”).

How do the Trustees suggest that I vote?

After careful consideration, the Trustees, including a majority of the members who are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously recommend that you vote “FOR” each of the proposals.

Why do the Trustees recommend that I vote “FOR” each proposal?

The Transaction involves a change of control that will result in the termination of the Existing Agreement. For the reasons described in the Proxy Statement, the Trustees believe it is in the best interests of the shareholders of each Fund to provide for continuation of advisory services following the Transaction. Therefore, the Trustees recommend that you vote “FOR” the Post-Transaction Agreement proposal.

The Trustees believe that it is in the best interests of the shareholders of each applicable Fund to permit RIM to hire and replace money managers, whether affiliated or unaffiliated, without shareholder approval in order to afford a Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary money manager changes. Approval of the Manager of Managers Proposal would place each applicable Fund in the same position as many other funds in other fund complexes that already operate under similar manager-of-managers arrangements, enabling the Funds to benefit from the same operational flexibility that is widely available across the mutual fund industry. Although RIM has no current plans to hire any affiliated money managers, approval by shareholders will preserve flexibility to do so in the future and avoid the cost of seeking shareholder approval at that time. If shareholders approve the Manager of Managers Proposal, they could benefit from potential cost savings to the Funds, as well as allowing RIM to act more quickly to change money managers after it has determined that such a change would be in the best interest of each applicable Fund and its shareholders, subject to the approval of the Board, including the Independent Trustees. Therefore, the Trustees recommend that you vote “FOR” the Manager of Managers Proposal, as applicable to your Fund(s).

The Trustees believe that it is in the best interests of the shareholders of the Infrastructure Fund to approve the revision of the Infrastructure Fund’s fundamental investment restriction relating to concentration because the change will facilitate the implementation of the Infrastructure Fund’s investment strategy within the infrastructure group of industries and enable RIM and the Infrastructure Fund’s money managers to better express their convictions and avoid undesired tracking error to the Infrastructure Fund’s secondary benchmark. Therefore, the Trustees recommend that shareholders of the Infrastructure Fund vote “FOR” the proposal to approve a revision to the fundamental investment restriction relating to concentration.

The Trustees believe that the Trustee Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the Board, collectively, lead to the conclusion that the Trustee Nominee possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominee’s ability to review critically, evaluate, question and discuss information provided to her; to interact effectively with RIM, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of her duties as Trustee, support this conclusion. The Trustees have also considered the contributions that the Trustee Nominee has made to the Board and the Trust since being appointed in 2022 and the contributions that the Trustee Nominee can make to the Board and the Trust in the future. Additionally, in considering the Trustee Nominee, the Trustees took into account the concern for the continued efficient conduct of the Trust’s business. In particular, the Trustees considered the requirements of the 1940 Act as they apply to the election of Trustees generally and the Trustee Nominee in particular. Therefore, the Trustees recommend that you vote “FOR” the trustee election proposal.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s). You may also vote by signing, voting and returning the proxy card(s) in the envelope provided. We encourage all shareholders to participate in the governance of the Trust.

What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that the Funds receive enough votes to act on the proposals. Unless you attend the meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card) must be received by the Trust prior to the start of the meeting (11:00 a.m. Pacific Time on November 24, 2026). If you cast your vote by Internet or telephone, please cast your vote before 12:00 a.m. Pacific Time on November 24, 2026 to ensure that your vote is counted prior to the start of the meeting. If you cast your vote by mail, your proxy card(s) must be received by the Trust by November 23, 2026 to ensure that your vote is counted prior to the start of the meeting.

Who is eligible to vote?

Any person who owned shares of a Fund on the “record date,” which was September 1, 2026 (even if that person has since sold those shares).

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. We have engaged Computershare Fund Services (“Computershare”) as our proxy solicitation agent. If you have questions, please contact Computershare at (888) 812-7758.

How can I vote my shares?

For your convenience, you are encouraged to vote in any of the following three simple ways:

Internet – log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote. If you vote by internet, please cast your vote before 12:00 a.m. Pacific Time on November 24, 2026 to ensure that your vote is counted prior to the start of the meeting.

Touchtone Phone – dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call. If you vote by touchtone phone, please cast your vote before 12:00 a.m. Pacific Time on November 24, 2026 to ensure that your vote is counted prior to the start of the meeting.

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided. Your proxy card(s) must be received by the Trust by November 23, 2026 to ensure that your vote is counted prior to the start of the meeting.

Please respond. Your vote is important whether or not you plan to attend the special meeting. To assure the presence of a quorum at the special meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote through the internet or by telephone by following the instructions on your proxy card(s), or by signing, voting and returning the proxy card(s) in the envelope provided. Please take advantage of these prompt and efficient voting options.

RUSSELL INVESTMENT COMPANY

Multifactor U.S. Equity Fund	Strategic Bond Fund
Equity Income Fund	Investment Grade Bond Fund
U.S. Strategic Equity Fund	Short Duration Bond Fund
U.S. Small Cap Equity Fund	Tax-Exempt High Yield Bond Fund
Multifactor International Equity Fund	Tax-Exempt Bond Fund
International Developed Markets Fund	Global Infrastructure Fund
Global Equity Fund	Global Real Estate Securities Fund
Sustainable Equity Fund	Multi-Strategy Income Fund
Emerging Markets Fund	Multi-Asset Strategy Fund
Tax-Managed U.S. Large Cap Fund	Conservative Strategy Fund
Tax-Managed U.S. Mid & Small Cap Fund	Moderate Strategy Fund
Tax-Managed International Equity Fund	Balanced Strategy Fund
Tax-Managed Real Assets Fund	Aggressive Strategy Fund
Opportunistic Credit Fund	Equity Aggressive Strategy Fund
Long Duration Bond Fund

401 Union Street, 18th Floor, Seattle, WA 98101

PROXY STATEMENT Dated September [ ], 2026

SPECIAL MEETING OF SHAREHOLDERS

To be Held on November 24, 2026

Introduction

Russell Investment Company (the “Trust” or “RIC”) has called a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trust listed above (each a “Fund” and collectively the “Funds”) in order to consider and act upon the proposals set forth below. The Special Meeting will be held at the offices of Russell Investments, 401 Union Street, 18th Floor, Seattle, WA 98101, on November 24, 2026 at 11:00 a.m. Pacific Time. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-787-7354 to inform the Trust of your intentions and obtain directions on how to attend the Special Meeting.

Items For Consideration

The following table summarizes the proposals (each a “Proposal”) as applicable to each Fund of the Trust:

Proposal	Proposal Description	Applicable Funds	Page
1.	To approve a new advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd. (“Russell Investments”), of which RIM is a wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments (the “Transaction”)	All Funds voting separately.	[6]

2(a).	To permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval	All Funds except the Multifactor U.S. Equity Fund, Multifactor International Equity Fund, Long Duration Bond Fund, Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Aggressive Strategy Fund and Equity Aggressive Strategy Fund voting separately.	[14]

2(b).	To permit RIM to enter into and materially amend subadvisory agreements with affiliated and unaffiliated money managers without shareholder approval	Multifactor U.S. Equity Fund, Multifactor International Equity Fund, Long Duration Bond Fund voting separately.	[14]

3.	To approve a revision to the fundamental investment restriction relating to concentration for the Global Infrastructure Fund (the “Infrastructure Fund”)	Infrastructure Fund	[18]

4.	To elect one individual to the Board of Trustees of the Trust	All Funds voting together.	[20]

The proxy materials are being mailed to shareholders on or about September 21, 2026.

TABLE OF CONTENTS

INTRODUCTION AND VOTING INFORMATION		1

DISCUSSION OF PROPOSAL 1		6

DISCUSSION OF PROPOSAL 2		18

DISCUSSION OF PROPOSAL 3		22

DISCUSSION OF PROPOSAL 4		24

OTHER INFORMATION		30

INSTRUCTIONS FOR SIGNING PROXY CARDS		38

INDEX OF EXHIBITS AND APPENDICES TO PROXY STATEMENT		39

Exhibit A	Form of Investment Advisory Agreement	Exhibit A-1

Exhibit B	Investment Advisory Fees Paid by the Funds	Exhibit B-1

Exhibit C	Date of Existing Agreement	Exhibit C-1

Exhibit D	Additional Information about RIM and its Affiliates	Exhibit D-1

Exhibit E	Approval of Existing Agreement	Exhibit E-1

Exhibit F	Audit Committee Charter	Exhibit F-1

Exhibit G	Audit and Non-Audit Pre-Approval Policy	Exhibit G-1

Exhibit H	Nominating and Governance Committee Charter	Exhibit H-1

Appendix A	Fund Shares Outstanding as of September 1, 2026	Appendix A-1

Appendix B	Share Ownership by Trustees and Certain Officers	Appendix B-1

Appendix C	5% Record or Beneficial Owners of Fund Shares	Appendix C-1

i

INTRODUCTION AND VOTING INFORMATION

For each Fund, the Trust’s Board of Trustees (the “Board” or the “Trustees”) is asking for approval of the Post-Transaction Agreement with RIM (“Proposal 1”). In addition, for shareholders of all Funds other than the Multifactor U.S. Equity Fund, Multifactor International Equity Fund and Long Duration Bond Fund (collectively, the “Multifactor Equity and Long Duration Bond Funds”) and the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Aggressive Strategy Fund and Equity Aggressive Strategy Fund (collectively, the “LifePoints Funds”), the Board is asking for approval to permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval (“Proposal 2(a)”). For shareholders of the Multifactor Equity and Long Duration Bond Funds, the Board is asking for approval to permit RIM to enter into and materially amend subadvisory agreements with affiliated and unaffiliated money managers without shareholder approval (“Proposal 2(b)”). For the Infrastructure Fund, the Board is asking for approval for a revision to the fundamental investment restriction relating to concentration (“Proposal 3”). Finally, the Board is also asking for the election of one individual to the Board (“Proposal 4”).

Who May Vote

All shareholders of the applicable Funds who own shares as of the close of business on September 1, 2026 (the “Record Date”) are entitled to vote on each proposal. Each share of each Fund will be entitled to one vote on each proposal at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Appendix A sets forth the number of shares of beneficial interest outstanding and entitled to be voted of each class of each Fund as of the close of business on September 1, 2026.

Voting by Proxy

You may submit a vote by proxy in any of the following three simple ways:

Internet – log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote. If you vote by internet, please cast your vote before 12:00 a.m. Pacific Time on November 24, 2026 to ensure that your vote is counted prior to the start of the meeting.

Touchtone Phone – dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call. If you vote by touchtone phone, please cast your vote before 12:00 a.m. Pacific Time on November 24, 2026 to ensure that your vote is counted prior to the start of the meeting.

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided. Your proxy card(s) must be received by the Trust by November 23, 2026 to ensure that your vote is counted prior to the start of the meeting.

For information about attending the Special Meeting and voting in person, please see below.

If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at (888) 812-7758. The Trust urges you to fill out and return your proxy card(s) or vote by telephone or the Internet, even if you plan to attend the Special Meeting. Doing so will not affect your right to attend the Special Meeting and vote.

The Trust has named Jessica Gates, Cheryl Wichers, Ross Erickson and Walter Chikwinya as proxies, and their names appear on your proxy card(s). By signing your proxy card(s) and returning it or, alternatively, by voting through the Internet or by telephone by following the instructions on the proxy card(s), you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card(s) and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card(s), but do not make a specific choice with respect to each proposal, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing that you have revoked your proxy prior to the Special Meeting by writing to the Secretary of the Funds at the following address: 401 Union Street, 18th Floor, Seattle, WA 98101, or by attending the Special Meeting and voting in person. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

If you hold shares of a Fund indirectly through your investment in a variable insurance product, the insurance company is the shareholder of the Fund and is entitled to vote those shares. Pursuant to applicable laws, the insurance company votes such shares in accordance with instructions received from owners of the variable insurance products. Accordingly, you are being asked to provide voting instructions to your insurance company by means of a voting instruction card. The enclosed voting instruction card(s) contains details regarding how to provide your voting instructions.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you do not bring with you such a letter, the Trust may at its discretion accept a provisional ballot from you pending validation that you are the actual beneficial owner of shares of the Fund(s).

Recommendation

The proxy is solicited by the Board on behalf of the Trust, which recommends a vote “FOR” each proposal.

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for a Fund to hold a valid shareholder meeting. A Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Fourth Amended and Restated Master Trust Agreement (as amended, the “Master Trust Agreement”) provides that the presence, in person or by proxy, of a majority of the shares entitled to vote shall constitute a quorum. With respect to Proposals 1, 2 and 3, for each applicable Fund, a majority of the shares entitled to vote on the applicable proposal as of the Record Date is required for a quorum for this Special Meeting. With respect to Proposal 4, a majority of the shares of the Trust entitled to vote on the proposal is required for a quorum for this Special Meeting.

All shareholders of each Fund as of the Record Date will be entitled to vote on each proposal applicable to their Fund. Voting with respect to Proposals 1 and 2 will take place on a Fund-by-Fund basis, meaning that your vote with respect to one Fund in which you hold shares will be counted together with the votes of other shareholders of such Fund, but will not be counted together with votes of shareholders of other Funds. Therefore, a vote for Proposal 1 or 2 with respect to one Fund will not affect the approval of Proposal 1 or 2 with respect to any other Fund. Voting with respect to Proposal 3 will be for shareholders of the Infrastructure Fund only.

The approval of Proposals 1, 2 and 3 with respect to a Fund requires the approval of a “majority of the outstanding voting securities” of the Fund. The vote of a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The approval of a proposal with respect to any one Fund is not contingent upon the approval by any other Fund.

Voting with respect to Proposal 4 requires a different vote standard than the approval of Proposals 1, 2 and 3. The trustee standing for election by shareholders (the “Trustee Nominee”) must receive a plurality of all outstanding shares of the Trust voting. Unlike Proposals 1, 2 and 3, which are voted on a Fund-by-Fund basis, your vote on Proposal 4 will be counted together with the votes of shareholders of all other Funds in the Trust so that all Fund votes are aggregated at the Trust level for purposes of the trustee election. Provided that a quorum is present at the Special Meeting, the Trustee Nominee receiving the most “FOR” votes will be elected, even if such votes represent less than a majority of the votes cast. Because the Trustee Nominee is up for election for a distinct seat on the Board and it is expected that the election will be uncontested, to the extent the Trustee Nominee receives any votes, the Trustee Nominee will be elected.

The approval of a proposal is not contingent upon the approval of any other proposals.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal. For Proposals 1, 2, and 3, under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares on the proposals. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, if you beneficially own shares that are held in “street name” through a broker-dealer and if you have not given or do not give voting instructions for your shares, your shares may not be voted at all or may be voted in a manner that you did not intend. For Proposal 4, if your broker-dealer holds your shares in “street name”, the broker is permitted to vote your shares on the election of Trustees even if it has not received voting instructions from you.

Shares represented in person or by proxy, including broker non-votes (i.e., the scenario where a broker-dealer holding shares of a Fund on behalf of a beneficial owner does not receive voting instructions from such beneficial owner, and the broker-dealer subsequently declines to vote, or is not permitted to vote, those shares at the Special Meeting) and shares that abstain or do not vote with respect to the proposals, will be counted for purposes of determining whether there is a quorum at the Special Meeting. Abstentions and broker non-votes with respect to Proposals 1, 2 and 3 will have the effect of a vote against the proposal. Abstentions and broker non-votes with respect to Proposal 4 will have no effect on the outcome.

Where shares of a Fund are held by another fund for which RIM serves as the investment adviser, those shares will be voted for and against each proposal in the same proportion as the votes of the Fund’s other shareholders on the proposal. If other RIM-advised funds are the only shareholders of a Fund, RIM will vote such shares in accordance with the recommendation of a third-party proxy advisory service.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In addition, an adjournment is permitted if a quorum is present, but sufficient votes in favor of a proposal have not been received. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote in favor of any proposal to adjourn the Special Meeting under the foregoing circumstances.

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds, employees or agents of RIM, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Funds have retained a proxy solicitor, Computershare Fund Services (“Computershare”), to assist in soliciting proxies. Pursuant to this arrangement, Computershare has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposals described in the Proxy Statement. Should shareholders require additional information regarding the proxy, they may contact Computershare at (888) 812-7758.

Costs of the Special Meeting

RIM or an affiliate will bear most expenses incurred in connection with the Special Meeting, including the cost of printing and mailing proxy materials, soliciting proxies and the cost associated with any adjournments (collectively, “Shareholder Meeting Expenses”), whether or not each proposal is approved by shareholders, provided that a portion of Shareholder Meeting Expenses will be borne by the Funds and certain other funds advised by RIM not included in this Proxy Statement in connection with Proposals 2 and 4. Specifically, the lesser of 5 percent of Shareholder Meeting Expenses or $500,000 will be allocated among the series of the Trust, Russell Investment Funds and Russell Investments Exchange Traded Funds to which the Manager of Managers Proposal applies (subject to a 0.1 basis point cap) and the lesser of 1 percent of Shareholder Meeting Expenses or $100,000 will be allocated among the series of the Trust and Russell Investment Funds included in the proxy solicitation (subject to a 0.02 basis point cap) for Proposal 4. The Board believes that the Funds will benefit from the Manager of Managers Proposal and Proposal 4, as applicable, and that seeking shareholder approval of such Proposals at the Special Meeting, which otherwise was called to vote on Proposal 1, will avoid additional meeting and proxy solicitation costs in the future. Computershare has been engaged to provide shareholder solicitation, vote tabulation and shareholder meeting services with respect to all funds for which RIM serves as investment adviser, including those not included in this Proxy Statement, at an estimated cost of up to $3,230,000, although the actual costs of these services may be higher. This does not reflect the costs associated with preparing, printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners.

Additional information about the Funds is available in their respective prospectuses, statements of additional information and annual and semi-annual reports to shareholders. Each Fund’s most recent annual and semi-annual reports have previously been provided to shareholders. Additional copies of any of these documents are available without charge by calling 1-800-787-7354, by writing to P.O. Box 219430, Kansas City, MO 64121-9430 or by visiting the Funds’ website at www.russellinvestments.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD(S) OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026

The Funds’ Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at https://www.proxy-direct.com/ric-35295.

DISCUSSION OF PROPOSAL 1

APPROVAL OF A POST-TRANSACTION INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

Introduction

The Special Meeting is being called to consider a proposal necessitated by the Transaction, which will involve the sale of Russell Investments to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including CalPERS will acquire Russell Investments. Because the consummation of the Transaction will result in RIM having a new controlling shareholder, under the Investment Company Act of 1940, as amended (the “1940 Act”), it will result in a change of control of RIM and the assignment and automatic termination of the existing advisory agreement for each Fund. If the proposal is adopted by a Fund and the Transaction is consummated, RIM will continue to serve as the investment adviser to that Fund in accordance with the Post-Transaction Agreement and 1940 Act. Many of the Funds currently employ discretionary and/or non-discretionary sub-advisers (each a “Money Manager” and collectively the “Money Managers”). The Transaction is not expected to have any impact on RIM’s investment philosophy, management approach, or on how RIM manages each Fund. The current Money Managers for each Fund utilizing Money Managers (the “Manager-of-Managers Funds”) will not change as a result of the Transaction, although Money Manager changes will continue to be made in the normal course of business.

Currently, there is an investment advisory agreement between the Trust and RIM dated June 1, 2016, as amended from time to time (the “Existing Agreement”). The terms of the Post-Transaction Agreement for each Fund are the same as the terms of the Existing Agreement except with respect to the effective and termination dates. The Post-Transaction Agreement does not change any Fund’s investment objective nor does it change any Fund’s advisory fee rate or total expense ratio. It is not expected that there will be any change in the personnel currently responsible for managing the Funds as a result of the Transaction or approval of the Post-Transaction Agreement (although such changes may occur in the normal course of business).

If approved by shareholders of a Fund, the Post-Transaction Agreement will go into effect for that Fund concurrently with the closing of the Transaction. If the Transaction is not consummated, RIM will continue to serve as investment adviser to the Funds pursuant to the terms of the Existing Agreement. Implementation of the Post-Transaction Agreement is dependent on consummation of the Transaction.

Information Concerning the Trust and RIM

The Trust is currently comprised of 30 separate funds, each with its own investment objective and policies. The Funds’ investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, WA 98101. RIM, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, pioneered the “multi-style, multi-manager” investment method in mutual funds. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. Russell Investments was founded in 1936 and is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries and individual investors around the world. RIM is currently a wholly-owned subsidiary of Russell Investments Group, Ltd. (“RIG”) and was established in 1982 to serve as the investment management arm of Russell Investments.

The Transaction

RIM is currently an indirect, wholly-owned subsidiary of RIG, through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly hold a significant minority ownership interest in Russell Investments.

On July 2, 2026, RIG and Shareholder Representative Services LLC (in its limited capacity as representative for RIG’s shareholders) entered into a definitive merger agreement (the “Transaction Agreement”) with subsidiaries of BEAM Holdings, L.P. (“BEAM Topco” and together with its subsidiaries, the “BEAM Entities”) to acquire RIG. Upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. At the Transaction closing, BEAM Topco will be owned by a consortium of investors that includes venture firm B Capital, B Capital principals and CalPERS, with CalPERS anticipated to own indirectly a majority non-voting interest of BEAM Topco at closing.

Under the Transaction Agreement, BEAM Topco will indirectly acquire RIG in an all-cash transaction valued at $2.8 billion, subject to certain adjustments based upon a number of variables. Upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. The cash will be funded from debt and equity financing sources. In connection with the Transaction, the BEAM Entities entered into equity commitment letters with their investors totaling up to $2.2 billion. Russell Investments US Institutional Holdco, Inc. and Russell Investments US Retail Holdco, Inc., each entities in the current Russell Investments corporate structure with RIM being a wholly-owned subsidiary of Russell Investments US Retail Holdco, Inc., are expected to enter into a senior secured term loan credit facility and have access to a senior secured revolving credit facility (the “Facilities”). The Facilities will be subject to certain terms and conditions, as discussed below. RIM and its affiliated investment advisers (the “Guarantors”) will guarantee the debt incurred by Russell Investments US Institutional Holdco, Inc. and Russell Investments US Retail Holdco, Inc. in connection with closing.

Additional information regarding the ownership structure of Russell Investments following the Transaction is included in Exhibit D. The Transaction is expected to close in the first quarter of 2027, subject to regulatory and other approvals and other conditions being satisfied. One of these conditions is receipt of consent from 75% of Russell Investments’ assets under management, calculated using a revenue run rate threshold. There is also a key man provision that requires Zach Buchwald, CEO of Russell Investments, to be employed at the time of closing.

Information Concerning BEAM Topco

BEAM Topco was created for the purpose of entering into the Transaction and, upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. At the Transaction closing, BEAM Topco will be owned by a consortium of investors that includes venture firm B Capital, B Capital principals and CalPERS, with CalPERS anticipated to own indirectly a majority non-voting interest of BEAM Topco at closing.

B Capital is a multi-stage global investment firm that partners with extraordinary entrepreneurs to shape the future through technology. With more than $12 billion in assets under management across multiple funds, the firm focuses on seed to late-stage venture growth investments, primarily in the Technology, Healthcare and Energy sectors. Founded in 2015, B Capital leverages an integrated team across nine locations in the U.S. and Asia, as well as a strategic partnership with The Boston Consulting Group, to provide the value-added support entrepreneurs need to scale fast and efficiently, expand into new markets and build exceptional companies.

CalPERS is the largest defined-benefit public pension in the U.S., with 2.4 million members. Since 1932, CalPERS has provided retirement security for state, school, and public agency employees who invest their life’s work in public service.

Transaction Not Expected to Adversely Affect RIM or the Funds

It is not expected that the Transaction will affect the investment strategies, processes or fees and expenses of the Funds in which you invest. The Transaction is not expected to have any impact on RIM’s investment philosophy, management approach or how RIM manages each Fund. The current Money Managers for each Manager-of-Managers Fund will not change as a result of the Transaction, although Money Manager changes will continue to be made in the normal course of business. The proposal does not include any change to any Fund’s investment objective or any change to any Fund’s advisory fee rate or total expense ratio. The Funds will not bear any portion of the costs associated with the Transaction.

As noted above, RIM will continue to be part of Russell Investments, which will continue to operate as an independent entity with its own governance structure following the closing of the Transaction. BEAM Topco is providing long-term capital to support growth, including extending Russell Investments’ open-architecture approach to more investors through a broader range of customizable products and services.

In connection with the Transaction, a new management incentive plan (“MIP”) will be put in place. The MIP will provide for the grant of equity appreciation units (e.g., profits interests) to key employees of RIG. The MIP units will be subject to customary performance-based thresholds and time-based vesting conditions.

In an effort to retain top leadership, certain members of the Russell Investments management team will be granted new profits-interest incentive equity, the value of which is tied to future appreciation of RIG’s overall enterprise value above specified return multiples.

As discussed above, the cash for the Transaction will be funded from debt and equity financing sources. Under this structure, RIM will be a Guarantor with respect to the Facilities. Although the final terms of the Facilities have not been negotiated and finalized, part of the collateral package that the lenders will receive is a pledge of the equity interests in the Guarantors. As such, an event of default or similar circumstances that result in a foreclosure under the Facilities would cause a change of control of RIM and automatic termination of the Post-Transaction Agreement by its terms, as required by the 1940 Act. The consequences of a foreclosure and ensuing automatic termination of the Post-Transaction Agreement by virtue of a change of control of RIM are not determinable at this time. In the event of a change of control, the Board would consider what actions, if any, are available, necessary, appropriate, and in the best interests of the Funds and their shareholders under the circumstances, which may include approving a temporary interim advisory agreement with RIM in accordance with Rule 15a-4 under the 1940 Act that would allow RIM to continue to serve as investment manager for a maximum period of 150 days.

Impact of the Transaction on the Funds’ Existing Agreement and Summary of Proposal

Shareholders of each Fund are being asked to approve the Post-Transaction Agreement between each Fund and RIM. The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Agreement. As required by the 1940 Act, the Existing Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Agreement for each Fund will terminate upon the consummation of the Transaction, and approval of the Post-Transaction Agreement for the Fund is necessary if RIM is going to continue to manage the Funds. Under the Post-Transaction Agreement, RIM will, among other things, continue to have the ability to hire and terminate Money Managers under its current manager-of-managers exemptive order granted by the SEC, subject to the approval of the Board, including the Independent Trustees, but without shareholder approval. As a result, the applicable new advisory agreements with Money Managers needed to replace the Funds’ existing advisory agreements with Money Managers that will automatically terminate as a result of the Transaction will only need to be approved by the Board, including the Independent Trustees, and will not require shareholder approval.

Factors Considered by the Trustees and their Recommendation

The 1940 Act requires that the Board, including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve initially for a term not to exceed two years the Existing Agreement and, with respect to the Manager-of-Managers Funds, the portfolio management and non-discretionary investment advisory contract, as applicable, with each Money Manager of the Funds (collectively, the “Existing Money Manager Agreements,” and together with the Existing Agreement, the “Existing RIC Agreements”) and, thereafter, to approve the continuation of each Existing RIC Agreement on at least an annual basis, and that the terms and conditions of each Existing RIC Agreement provides for its termination if continuation is not approved annually and upon its “assignment” within the meaning of Section 2(a)(4) of the 1940 Act (“assignment”).

The Board, including all of the Independent Trustees, considered and approved the continuation of the Existing RIC Agreements at a meeting held in person on May 18, 2026 (the “Existing Agreement Evaluation Meeting”) (see “Approval of Existing Agreement” attached as Exhibit E).

On July 9, 2026, Russell Investments publicly announced the Transaction, whereby BEAM Topco, which will be owned by a consortium of investors that includes venture firm B Capital, B Capital principals and CalPERS (together, “Buyer”), will acquire RIG, including RIM and its affiliates, from private equity funds affiliated with TA Associates and Reverence Capital Partners (together, “Owners”). The Transaction, if completed, will result in the assignment of the Existing RIC Agreements.

Because the Existing Agreement would terminate upon its assignment, as required under the 1940 Act, the Board was asked to consider the approval of the Post-Transaction Agreement, pursuant to which RIM, as an affiliate of Buyer, would continue to serve as the investment adviser of each Fund following completion of the Transaction, and thereafter to submit the Post-Transaction Agreement to each Fund’s shareholders for approval.

On July 8, 2026, the Board, including the Independent Trustees, participated in a virtual conference call with members of RIM and Fund management, during which the Independent Trustees were informed of the Transaction and the Transaction Agreement.

On July 21, 2026, the Independent Trustees met virtually in a private meeting with their independent counsel (“Independent Counsel”) to discuss the Transaction. At a virtual meeting of the Board held on July 21, 2026, the Board met in executive session with senior members of RIM and Russell Investments to discuss the Transaction and the expected impact of the Transaction on the Funds, RIM and its affiliates that provide services to the Funds, and the Post-Transaction Agreement.

In preparation for their evaluation of the Post-Transaction Agreement, the Independent Trustees, with the advice and assistance of Independent Counsel, requested information to evaluate the Post-Transaction Agreement and the impact of the Transaction on the Funds and Fund shareholders, including any expected changes to the nature, scope and quality of services provided by RIM and its affiliates, as well as information regarding Buyer and its plans for the Funds and RIM. In their requests for such information, the Independent Trustees advised RIM of their intention to rely upon the information provided to the Board in connection with its annual renewal of the Existing Agreement at the Existing Agreement Evaluation Meeting (the “Existing Agreement Evaluation Information”) in their evaluation of the Post-Transaction Agreement, if and to the extent the Existing Agreement Evaluation Information continued to be accurate and complete as of the date of the responses. The Independent Trustees requested that RIM provide any updated and additional information needed for the Board to consider whether the Post-Transaction Agreement should be approved. The foregoing information and other information provided by RIM, Russell Investments and Buyer to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction Agreement, including the information referred to below, hereinafter is referred to collectively as the “Transaction-Related Information.”

At a special meeting of the Board held on August 12, 2026 (the “Post-Transaction Agreement Information Review Meeting”), the Board reviewed the Transaction-Related Information with senior representatives of Russell Investments, RIM, Fund management and Buyer, and the Independent Trustees met separately in an executive session with only Independent Counsel to further discuss such information. Following discussion, the Independent Trustees provided several follow-up questions regarding the Transaction and Buyer to be conveyed to representatives of Buyer.

In connection with a meeting of the Board held on August 24-25, 2026, the Board met with representatives of Russell Investments, RIM and Buyer to discuss the Transaction and its implications for the Funds and their shareholders, including the follow-up questions from the Board, and to consider the approval of the Post-Transaction Agreement (together, the “Post-Transaction Agreement Evaluation Meeting”). At the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of Russell Investments, RIM, Fund management or Buyer were present, to review the Transaction-Related Information received to that date, and then met with representatives of Russell Investments, RIM, Fund management and Buyer to discuss such information. Presentations made by Russell Investments, RIM and Buyer at the Post-Transaction Agreement Information Review Meeting and the Post-Transaction Agreement Evaluation Meeting (together, the “Transaction Board Meetings”), as part of this review, encompassed all of the Funds and the other RIM-managed funds for which the Board has supervisory responsibility (the “Other RIM-Managed Funds”). References to Transaction-Related Information include information included in the Transaction-Related Information and information presented by Russell Investments, RIM and Buyer at the Transaction Board Meetings. Prior to voting at the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of Russell Investments, RIM, Fund management or Buyer were present. The discussion below reflects all of these reviews.

The Board’s consideration of the Post-Transaction Agreement included, in addition to the Transaction-Related Information, information received by the Board during the course of the year and in prior years and the findings made by the Board in respect of the Existing Agreement for the Funds at the Existing Agreement Evaluation Meeting. The Independent Trustees’ evaluations of the Post-Transaction Agreement also reflected the knowledge and familiarity gained as Board members of the Funds and Other RIM-Managed Funds with respect to services provided by RIM and RIM’s affiliates to the Funds under the Existing Agreement and services proposed to be provided to the Funds under the Post-Transaction Agreement. The Board was cognizant that a relatively short period of time had elapsed since the Board approved the Existing Agreement and that RIM confirmed there were no material changes to the Existing Agreement Evaluation Information through the date of the Post-Transaction Agreement Evaluation Meeting that were not included in the Transaction-Related Information or otherwise discussed with the Board prior to or at the Post-Transaction Agreement Evaluation Meeting. The Board concluded that such information did not alter the conclusions reached by the Board at the Existing Agreement Evaluation Meeting described in Exhibit E.

In approving the Post-Transaction Agreement and determining to submit the Post-Transaction Agreement to shareholders for their approval, the Trustees conducted a review that was specifically focused on the Post-Transaction Agreement and, in doing so, considered a variety of factors, including representations from Russell Investments, RIM and Buyer, that the Trustees deemed relevant in their business judgment. Certain of these factors are described below, which are not intended to be all-inclusive.

1.

The Board’s understanding that the Post-Transaction Agreement will result in the continuation of the investment advisory and other services provided to the Funds by RIM and its affiliates without interruption following the Transaction.

2.	The reputation, financial strength and resources of Buyer, including B Capital, its principals and CalPERS.

3.	The ownership and governance structure of Buyer.

4.	The debt and equity commitments of Buyer in connection with the Transaction, including lower levels of leverage and debt guaranteed by Russell Investments than under current ownership.

5.	Buyer’s existing businesses and management expertise.

6.	Buyer’s vision for the growth of Russell Investments’ business and stated intention to be a long-term owner of Russell Investments and invest in Russell Investments’ business.

7.

The businesses of RIM and its affiliates will continue to operate independently under Russell Investments’ existing leadership team following the closing of the Transaction, including commitments to seek to retain certain members of senior management and other key employees through a management incentive plan and equity incentives.

8.

The Transaction is not expected to have any negative impact on the advisory and administrative businesses conducted by RIM, including the nature and quality of the services provided to the Funds or RIM’s resources, operations and staffing.

9.	The Funds may indirectly benefit from RIM’s access to greater resources of Buyer and its affiliates, including Buyer’s technology expertise.

10.

There are no anticipated changes to the manager-of-managers structure currently employed by the Manager-of-Managers Funds as a result of the Transaction. The Manager of Managers Proposal is unrelated to the Transaction and included in this proxy statement to avoid the cost of a future shareholder meeting related to the new manager-of-managers structure.

11.	There are no expected changes in fee rates, fee waivers, expense caps or expense levels for the Funds following the Transaction.

12.

There are no anticipated changes in the compliance policies and procedures of the Funds and RIM following the Transaction, or in the resources and staffing of the Funds’ and RIM’s legal and/or compliance functions.

13.	There are no anticipated changes in the distribution arrangements for the Funds, nor any proposed renaming or rebranding of the Funds or RIM and or affiliates following the Transaction.

14.

There are no anticipated changes in the nature, quality, or extent of the transfer agency, administrative, or fund accounting services for the Funds or in the parties providing such services following the Transaction, thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with the transfer of ownership of Russell Investments from Owners to Buyer.

15.

The terms and conditions of the Post-Transaction Agreement, including the advisory fee payable to RIM (the “Advisory Fee”), are the same as those of the Existing Agreement, except for the effective date of the agreement and the termination date (see “Terms of the Existing and Post-Transaction Agreements” below).

16.

Each Fund’s actual Advisory Fee, expense ratio, economies of scale, and other fees or benefits received by RIM and its affiliates as a result of their relationships with the Fund are not expected to change as a result of the Transaction.

17.	The profitability of RIM and its affiliates associated with services provided to the Funds is not expected to change as a result of the Transaction.

18.

The Funds may benefit from the long-term capital behind Buyer, which will help drive continued investment in Russell Investments and in the capabilities, technology and customized solutions behind the Funds’ portfolios, as well as anticipated investments in distribution and marketing capabilities.

19.

The Funds will not bear any portion of the costs associated with obtaining Board or shareholder approval of the Post-Transaction Agreement, including proxy solicitation expenses and legal fees. The Funds will bear a portion of the estimated costs of Proposals 2 and 4, which are unrelated to the Transaction and the proposed Post-Transaction Agreement, as described under “Costs of the Special Meeting.”

20.	There will be no changes to the members of the Board, including the Independent Trustees, in connection with the Transaction, assuring continuity of the Funds’ supervision and oversight.

21.

Under the Transaction Agreement, Buyer has agreed not to, and to cause its affiliates not to, take (or fail to take) any action if such action (or failure to take such action) would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met with respect to any Fund, which includes maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees for a period of three years and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

22.	RIM is not aware of any potential disadvantage to the Funds of the Transaction.

23.

The strong support expressed by current senior management at Russell Investments, including senior management at RIM, and Fund management for the Transaction, and Fund management’s belief that relative to other potential buyers, the Transaction offers the most favorable outcome for Russell Investments and its clients, including the Funds.

24.	The willingness of senior management of Buyer and RIG to meet with the Board on multiple occasions to discuss the Transaction and potential benefits to Russell Investments and the Funds.

After careful consideration of all factors, including the need for continuation of investment advisory and other services required for the operation of the Funds following termination of the Existing Agreement, the Board believed that approval of the Post-Transaction Agreement would be in the best interests of each Fund and its shareholders.

The Independent Trustees were advised by Independent Counsel throughout the process of evaluating the Post-Transaction Agreement. Prior to the Post-Transaction Agreement Information Review Meeting, the Board received a memorandum from counsel to the Funds discussing its responsibilities in connection with its evaluation of the Post-Transaction Agreement and the Independent Trustees separately received a memorandum discussing such responsibilities from Independent Counsel.

In their deliberations, the Trustees did not identify a single factor that was all-important or controlling in determining whether to approve the Post-Transaction Agreement and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund.

Interim Post-Transaction Agreement. At the Post-Transaction Agreement Evaluation Meeting, the Board, including the Independent Trustees, also approved an interim Post-Transaction Agreement with RIM (the “Interim Post-Transaction Agreement”) for each Fund that would take effect upon the closing of the Transaction if a Fund’s shareholders had not yet approved the Post-Transaction Agreement for that Fund. The Interim Post-Transaction Agreement would enable RIM to continue serving as investment adviser to the Fund following the automatic termination of the Existing Agreement and pending shareholder approval of the Post-Transaction Agreement. The Board reviewed and considered the Interim Post-Transaction Agreement, noting that the terms of the Interim Post-Transaction Agreement are substantially the same as the terms of the Existing Agreement, except for the effective date, duration and that the fees payable to RIM under an Interim Post-Transaction Agreement would be held in escrow pending shareholder approval, as required under the 1940 Act. The Board noted that the Interim Post-Transaction Agreement would be effective on an interim basis, as necessary upon the closing of the Transaction, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the Post-Transaction Agreement for the applicable Fund(s). The Interim Post-Transaction Agreement also may be terminated at any time, without the payment of penalty, by the Board or a majority of a Fund’s outstanding voting securities on 10 calendar days’ written notice to RIM. In approving the Interim Post-Transaction Agreement for each Fund, the Board, including the Independent Trustees, considered the same factors discussed above with respect to the Post-Transaction Agreement and reached the same conclusions.

Terms of the Existing and Post-Transaction Agreements

This section summarizes the terms of the Post-Transaction Agreement. The terms of the Post-Transaction Agreement for each Fund are the same as the terms of the Existing Agreement except with respect to the effective and termination dates.

The following summary of the Post-Transaction Agreement is qualified by reference to the form of the Post-Transaction Agreement attached to this Proxy Statement as Exhibit A. Information regarding the date of the Existing Agreement for each Fund is set forth in Exhibit C. Information regarding RIM, its other investment company clients, and fees paid by the Funds to its affiliates is included in Exhibit D.

Advisory and Other Services. Under the Post-Transaction Agreement, like under the Existing Agreement, RIM will, subject to the general supervision of the Board, manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, RIM will, among other things, provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information included as part of the Trust’s registration statement filed with the SEC, and determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash. Under the Post-Transaction Agreement, like under the Existing Agreement, RIM will also provide certain information for the preparation of registration statements, reports, and other documents required by federal and state securities laws.

The Post-Transaction Agreement, like the Existing Agreement, contains various details, in addition to those set forth above, regarding the services to be performed by RIM.

Delegation. Under the Post-Transaction Agreement, as under the Existing Agreement, RIM may, subject to Board approval, delegate some or all of its duties and obligations under the agreement to one or more investment sub-advisers (or “Money Managers”). In RIM’s sole discretion, any such Money Manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of a Fund’s assets assigned to the Money Manager and the purchase and sale of portfolio securities and other instruments with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to RIM for use in making investment decisions for a Fund.

To the extent RIM determines to delegate some or all of its duties and obligations under the Post-Transaction Agreement to one or more discretionary or non-discretionary Money Managers, as under the Existing Agreement, RIM will provide oversight of the Money Managers and recommendations to the Board as to the hiring and termination of Money Managers.

Use of Affiliate Research. As with the Existing Agreement, the Post-Transaction Agreement authorizes RIM to utilize the research and other resources of its affiliates in providing its advisory services at no cost to RIM or the Trust. The Transaction is not intended to, and is not expected to, result in any change in the investment research process currently employed by, or the level or nature of research and other asset management-related support services available to, RIM and its affiliates.

Execution and Allocation of Portfolio Brokerage Commissions. Under the Post-Transaction Agreement, like under the Existing Agreement, RIM will, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by RIM as able to provide “best execution” of such orders for the Funds. Whenever RIM places orders, or directs the placement of orders, for the purchase or sale of portfolio securities or other instruments on behalf of each Fund, in selecting brokers or dealers to execute such orders, RIM may consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance RIM’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that RIM may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that RIM determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or RIM’s overall responsibilities to RIM’s discretionary accounts. RIM will only execute portfolio transactions with a broker or dealer that is an “affiliated person” of RIM pursuant to the Trust’s Board approved 17e-1 Policies and Procedures for Affiliated Brokerage Transactions.

Under the Post-Transaction Agreement, like under the Existing Agreement, RIM is permitted to aggregate transactions with other accounts managed by RIM to obtain best execution. RIM must allocate securities or other instruments purchased/sold, and related expenses, in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts.

Expenses of the Trust. Under the Post-Transaction Agreement, like under the Existing Agreement, the Trust will pay all its expenses other than those expressly assumed by RIM. The Post-Transaction Agreement, like the Existing Agreement, contains a non-exhaustive list of expenses to be paid by the Trust. The Post-Transaction Agreement does not provide for the Funds to bear more or different expenses than they currently bear under the Existing Agreement.

Activities of RIM and its Affiliates. Under the Post-Transaction Agreement, as under the Existing Agreement, the services of RIM are not deemed exclusive and RIM is free to render similar services to others (including other investment companies) so long as its services under the agreement are not impaired thereby. Under the Post-Transaction Agreement, in connection with its rights and duties with respect to the Trust, RIM will continue to use the same skill and care in the management of the Funds’ portfolios as it uses in the management of other accounts to which it provides investment advisory services, but will not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients.

Compensation of RIM. The Post-Transaction Agreement, like the Existing Agreement, provides that, as compensation for the services provided and expenses assumed by RIM under the agreement, the Trust will arrange for each Fund to pay RIM at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed in Exhibit A to this Proxy Statement. The Post-Transaction Agreement contains various details regarding calculation of the advisory fee. The Post-Transaction Agreement does not increase any Fund’s advisory fee rate. The aggregate amount of advisory fees incurred by each Fund for its most recently completed fiscal year are set forth in Exhibit B to this Proxy Statement.

Liabilities of RIM. The Post-Transaction Agreement, like the Existing Agreement, provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of RIM or its corporate affiliates, RIM and its corporate affiliates will not be subject to liability to the Trust or to any Trust shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security or other instrument. Under the Post-Transaction Agreement, like under the Existing Agreement, RIM will not be responsible or liable for the investment merits of any decision or recommendation by a Money Manager to purchase, hold, or sell a security or other instrument for a Fund.

Renewal and Termination. The Post-Transaction Agreement will become effective upon consummation of the Transaction and will continue in effect as to each Fund for an initial two-year period. Following that period, as in the case of the Existing Agreement, the Post-Transaction Agreement is renewable annually for successive one year periods (i) by a vote of a majority of the Trustees, or (ii) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act), and in either case by a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any parties to the agreement, cast in accordance with the requirements of the 1940 Act (as amended) and the rules and regulations thereunder, or in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time.

Additionally, the Post-Transaction Agreement, like the Existing Agreement: (i) may at any time be terminated without the payment of any penalty either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to RIM; (ii) will immediately terminate in the event of its assignment; and (iii) may be terminated by RIM on 60 days’ written notice to the Trust.

Trade Names and Trademarks. The Post-Transaction Agreement, like the Existing Agreement, will contain an acknowledgement that: (i) the Trust has been granted non-exclusive use of the name “Russell Investments,” subject to certain restrictions and limitations; and (ii) the Trust’s right to use the name may be withdrawn.

Amendment. The Post-Transaction Agreement, like the Existing Agreement, may be amended by mutual consent, and the consent of the Trust must be approved by (i) vote of a majority of those Trustees of the Trust who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party, cast in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time, and (ii) to the extent required by the 1940 Act and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

Choice of Law. The Post-Transaction Agreement, like the Existing Agreement, will be construed in accordance with applicable federal law and the laws of the State of Washington.

Confidentiality. Under the Post-Transaction Agreement, as under the Existing Agreement, RIM will treat information about each Fund as confidential and proprietary and, without approval from the Fund, will not use information about and records relating to the Fund for any purpose other than the performance of its duties and responsibilities under the agreement.

No Third-Party Beneficiaries. The Post-Transaction Agreement, like the Existing Agreement, specifies that the Trust is the sole beneficiary of RIM’s services under the agreement and that the agreement is not intended to benefit any third party, including, without limitation, any beneficial owner of shares of the Trust.

Miscellaneous

RIM and the Funds are unaware of any Trustee having any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which RIM, TA Associates, Reverence Capital, the TA Funds, the Reverence Capital Funds, BEAM Topco or any subsidiary of RIM, TA Associates, Reverence Capital, the TA Funds, the Reverence Capital Funds or BEAM Topco was or is to be a party, except as follows: Vernon Barback, Interested Trustee, President, and Chief Executive Officer of the Trust, may be deemed to have such an interest, and a substantial interest in the approval of the Post-Transaction Agreement, through his compensation arrangements with RIM and/or its affiliates.

If the shareholders of a particular Fund do not approve the Post-Transaction Agreement with respect to that Fund and the Transaction is consummated, the Trustees will consider what actions, if any, are available, necessary, appropriate and in the best interests of the Fund and its shareholders, which could include continuing to solicit approval of the Post-Transaction Agreement. As discussed above, the Board and, separately, the Independent Trustees, approved the Interim Post-Transaction Agreement with RIM for each Fund to permit continuity of management by RIM at no more than the current fee rate for up to 150 days following the Transaction while solicitation continues. (See “Factors Considered by the Trustees and their Recommendation – Interim Post-Transaction Agreement.”). In the event the Transaction is not consummated, RIM will continue to serve as investment adviser of the Funds pursuant to the terms of the Existing Agreement.

Additional Information Pertaining to RIM

For additional information concerning the ownership structure, affiliations, and certain other matters pertaining to RIM currently and as will be in effect upon the consummation of the Transaction, see Exhibit D.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides to an investment adviser that receives compensation or other benefit in connection with the sale of its business involving a registered investment company a non-exclusive safe harbor from claims that the transfer of its advisory relationship constituted sale of the investment adviser’s “fiduciary office” in violation of its fiduciary duty. The application of the safe harbor is subject to two conditions. First, for a period of three years after the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser. Second, there may not be imposed an “unfair burden” on the investment company as a result of such transaction, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Transaction Agreement provides that BEAM Topco shall not, and shall cause its affiliates not to, take (or fail to take) any action if such action (or failure to take such action) would have the effect, directly and indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met as to a Fund.

How Should I Vote on Proposal 1?

The Trust’s Board of Trustees unanimously recommends that you vote “FOR” Proposal 1.

Required Vote

As provided under the 1940 Act, approval of the Post-Transaction Agreement with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act and as used in this proposal, a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The approval of the Post-Transaction Agreement with respect to any one Fund is not contingent upon the approval by any other Fund.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

DISCUSSION OF PROPOSAL 2

(A) A PROPOSAL TO PERMIT RIM TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH AFFILIATED MONEY MANAGERS WITHOUT SHAREHOLDER APPROVAL (ALL FUNDS EXCEPT MULTIFACTOR EQUITY AND LONG DURATION BOND FUNDS AND LIFEPOINTS FUNDS)

(B) A PROPOSAL TO PERMIT RIM TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH AFFILIATED AND UNAFFILIATED MONEY MANAGERS WITHOUT SHAREHOLDER APPROVAL (MULTIFACTOR EQUITY AND LONG DURATION BOND FUNDS)

Introduction

RIM and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits RIM to engage an unaffiliated Money Manager at any time, subject to approval by the Funds’ Board, without a shareholder vote (the “Current RIM Order”). Currently, all Funds except the Multifactor Equity and Long Duration Bond Funds and LifePoints Funds are permitted to rely on such order. Under the Current RIM Order, a Fund is required to notify its shareholders within 90 days after a Money Manager begins providing services. Each Fund selects Money Managers based upon the research and recommendations of RIM. RIM evaluates quantitatively and qualitatively the Money Managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any Money Manager.

The Current RIM Order is not the most current type of manager of managers relief that the SEC now grants. In addition to allowing for entry into and modification of subadvisory agreements with unaffiliated Money Managers without shareholder approval, newer relief would allow RIM, subject to approval of the Board and certain conditions, to, without obtaining the prior approval of a majority of the outstanding voting securities of a Fund as is otherwise required by Section 15 of the 1940 Act: (i) enter into subadvisory agreements with affiliated, whether partially or wholly-owned, Money Managers, and (ii) materially amend subadvisory agreements with affiliated Money Managers (the “2019 Multi-Manager Relief”).

The SEC staff has issued a no-action letter permitting firms that have an older form of exemptive order, like the Current RIM Order, to extend that existing relief to allow the hiring of affiliated Money Managers subject to compliance with conditions of the 2019 Multi-Manager Relief if shareholder approval is obtained to operate as a fund using the 2019 Multi-Manager Relief.

This proposal requests shareholder approval to operate each applicable Fund as a Fund using the 2019 Multi-Manager Relief. For Funds other than the Multifactor Equity and Long Duration Bond Funds, this would expand what RIM can do by allowing it to hire affiliated Money Managers without shareholder approval. Since the Multifactor Equity and Long Duration Bond Funds do not currently operate under the Current RIM Order, this would provide RIM with new flexibility to hire Money Managers without shareholder approval (whether affiliated or unaffiliated).

If a Fund’s shareholders do not approve the relevant proposal, the Funds that currently operate under the Current RIM Order would continue to rely on such order to allow RIM to hire unaffiliated Money Managers without shareholder approval, and those Funds that do not currently operate under the Current RIM Order would continue to require shareholder approval to hire or replace any Money Manager of such Fund.

For these purposes, an unaffiliated Money Manager is a subadviser for a Fund that is not an affiliate of the Fund or RIM, which means that (a) it does not control and is not owned or controlled by a control person of the Trust or RIM, (b) it does not own or control 5% of the outstanding voting shares of any Fund or RIM, or (c) a Fund or RIM does not own or control 5% of its outstanding voting shares (an “unaffiliated Money Manager”). A partially-owned Money Manager for a Fund means a Money Manager which is partially-owned (meaning an entity that owns or controls a portion of the equity of another entity, either directly or indirectly through other subsidiaries) by RIM, a sister company of RIM, which is itself wholly-owned by a company that wholly owns RIM (“partially-owned Money Manager”), or a parent company of RIM. Furthermore, a wholly-owned Money Manager for a Fund means a Money Manager which is wholly-owned (meaning an entity that owns or controls all of the equity of another entity, either directly or indirectly through other subsidiaries) by either RIM or a sister company of RIM, which is itself wholly-owned by a company that wholly owns RIM (a “wholly-owned Money Manager,” together with partially-owned Money Managers, “affiliated Money Managers”).

The Current Applicable Exemptive Order

Under the Current RIM Order issued by the SEC in 2013, RIM may, with respect to a Fund and subject to supervision and approval of the Board, enter into and materially amend subadvisory agreements with unaffiliated Money Managers without such agreements being approved by the shareholders of the Fund. RIM therefore, with approval from the Board, has the right to hire, terminate, or replace unaffiliated Money Managers and modify or amend their subadvisory agreements without shareholder approval. RIM continues to have the ultimate responsibility to oversee the Money Managers and recommend their hiring, termination and replacement to the Board. Within 90 days of the hiring of any new unaffiliated Money Manager for the Fund under the Current RIM Order, shareholders of the Fund must be furnished with all information about the new Money Manager that would have been in a proxy statement seeking shareholder approval of the new Money Manager. However, the Current RIM Order does not permit RIM, with respect to a Fund, to enter into and materially amend subadvisory agreements with any affiliated Money Manager without prior shareholder approval.

In addition, the Current RIM Order permits a Fund to disclose only the aggregate amount of fees paid by RIM to all Money Managers of a Fund (“Aggregate Fee Disclosure”), consisting of: (1) the total advisory fee charged by RIM to the Fund; (2) the aggregate fees paid by RIM to all Money Managers managing assets of the Fund; and (3) the net advisory fee retained by RIM after paying all Money Managers managing assets of the Fund. For any Fund that employs an affiliated Money Manager, the Current RIM Order requires separate disclosure of any fees paid to the affiliated Money Manager.

Shareholders of all of the Funds other than the Multifactor Equity and Long Duration Bond Funds and the LifePoints Funds have approved the ability of the Trust and RIM to rely on the Current RIM Order (whether through solicitation of a shareholder vote or approval by the sole initial shareholder at the time of the Fund’s launch).

SEC staff no-action relief issued following issuance of the 2019 Multi-Manager Relief would permit a Fund to apply the same relief in the Current RIM Order with respect to any existing and future affiliated Money Managers, in addition to unaffiliated Money Managers, if approved by shareholders. This proposal seeks shareholder approval to apply this expanded relief to each applicable Fund. In the case of the Multifactor Equity and Long Duration Bond Funds, the proposal seeks shareholder approval to allow the Funds to hire both affiliated and unaffiliated Money Managers without shareholder approval.

Under the expanded relief, the applicable Funds would be permitted, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of a Fund:

(a)	to engage or retain affiliated Money Managers, in addition to unaffiliated Money Managers;

(b)	to subsequently change such Money Managers; or

(c)

to continue the employment of existing Money Managers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the expanded exemptive relief would permit a Fund to provide Aggregate Fee Disclosure as follows:

(a)

advisory fees paid by the Fund to RIM and the subadvisory fees paid by RIM to wholly-owned Money Managers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and

(b)

subadvisory fees paid by RIM to multiple partially-owned and unaffiliated Money Managers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each partially-owned and unaffiliated Money Manager individually.

If this proposal is approved by shareholders of a Fund, RIM and the Fund generally intend to rely on the expanded relief under the 2019 Multi-Manager Relief and to comply with its conditions which are summarized below. If, however, after this proposal is approved by shareholders, the 2019 Multi-Manager Relief and related no-action relief is rescinded (and no corresponding exemptive rule is adopted), the Trust intends to rely on the Current RIM Order and to comply with its conditions.

The hiring of, replacement of, or changing of a subadvisory agreement with, affiliated Money Managers (or, in the case of the Multifactor Equity and Long Duration Bond Funds, any Money Managers) would no longer require approval by shareholders of a Fund. However, any subadvisory agreement or amendment to the Fund’s existing agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund must be submitted to the Fund’s shareholders for approval. Even if shareholders approve this arrangement, approval by the Board, including a majority of the Independent Trustees, will still be required to engage a new Money Manager or change any subadvisory agreement.

RIM will continue to have overall supervisory responsibility for the general management and investment of each Fund’s assets. Subject to the Board’s review and approval, RIM will set the Fund’s investment strategies; evaluate, select and recommend Money Managers to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. RIM will also monitor and evaluate the performance of Money Managers, and inform shareholders of the hiring of a new Money Manager within 90 days of such hiring. However, as noted above, RIM and the Fund may not enter into a new or amended subadvisory agreement with any Money Manager that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.

At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.

When a Money Manager is hired or terminated, RIM must provide the Board with information about the profitability of RIM with respect to the Fund. In addition, when a Money Manager change is proposed for the Fund with an affiliated Money Manager in reliance on the expanded relief, the Board will evaluate any material conflicts that may be present in the proposed subadvisory arrangement and make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which RIM or a Money Manager receives an inappropriate advantage.

Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the 2019 Multi-Manager Relief provides, such relief will expire on the effective date of that rule.

The Board has concluded that, by approving this proposal, shareholders will afford a Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary Money Manager changes. Therefore, if shareholders approve this proposal, they could benefit from potential cost savings to the Fund, as well as allowing RIM to act more quickly to change Money Managers after it has determined that such a change would be in the best interest of the Fund and its shareholders. Approval of this proposal would place each applicable Fund in the same position as many other funds in other fund complexes that already operate under similar manager-of-managers arrangements, enabling the Funds to benefit from the same operational flexibility that is widely available across the mutual fund industry. Although RIM has no current plans to hire any affiliated Money Managers, approval by shareholders will preserve flexibility to do so in the future and avoid the cost of seeking shareholder approval at that time.

How Should I Vote on Proposal 2?

The Trust’s Board of Trustees unanimously recommends that you vote “FOR” Proposal 2(a) and Proposal 2(b).

Required Vote

Approval of this proposal with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act and as used in this proposal, a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. This proposal will be implemented for each Fund for which the required shareholder vote is obtained, even if certain other Funds do not approve the proposal. If a Fund’s shareholders do not approve this proposal, the Funds that currently operate under the Current RIM Order would continue to rely on such order to allow RIM to hire unaffiliated Money Managers without shareholder approval, and those Funds that do not currently operate under the Current RIM Order would continue to require shareholder approval to hire or replace any Money Manager of such Fund.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE “FOR” PROPOSAL 2(A) AND PROPOSAL 2(B).

DISCUSSION OF PROPOSAL 3

APPROVAL OF A REVISION TO THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO CONCENTRATION FOR THE INFRASTRUCTURE FUND

Introduction

The 1940 Act requires that funds adopt certain investment restrictions that can only be changed by a vote of shareholders. These restrictions are considered “fundamental.” A fund must adopt fundamental restrictions related to the classifications and sub-classifications under the 1940 Act under which the fund may operate; borrowing money; the issuance of senior securities; engaging in the business of underwriting securities issued by other persons; concentrating investments in a particular industry or group of industries; the purchase and sale of real estate and commodities; and making loans to other persons. These restrictions are commonly referred to as “fundamental investment restrictions.” A fund may also elect to designate other restrictions as fundamental.

Proposed Revision to Fundamental Restriction Related to Industry Concentration

Current Fundamental Investment Restriction

The Infrastructure Fund, a series of the Trust, for which RIM serves as investment adviser, currently has the following fundamental investment restriction, which can only be changed by a vote of the Infrastructure Fund’s shareholders:

The Infrastructure Fund may not purchase securities if, as a result of such purchase, the Infrastructure Fund’s investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.

Proposed Fundamental Investment Restriction

The Board has proposed the following fundamental investment restriction:

The Infrastructure Fund will concentrate its investments in the infrastructure group of industries.

For purposes of this investment restriction, the Infrastructure Fund defines the “infrastructure group of industries” to include investments offering exposure to utilities, transportation, energy, telecommunication services and infrastructure-related equity real estate investment trusts.

Rationale

Under normal circumstances, the Infrastructure Fund invests at least 80% of its net assets plus borrowings for investment purposes in securities issued by companies that are engaged in the infrastructure business.

Pursuant to the Infrastructure Fund’s fundamental industry concentration restriction, the Infrastructure Fund currently may not invest more than 25% of the value of its assets in any single industry. From time to time, certain industries within the infrastructure group of industries may represent more than 25% of the Infrastructure Fund’s secondary benchmark, the S&P Global Infrastructure Index. As a result, the Infrastructure Fund’s industry concentration restriction may require underweighting the largest industries within the infrastructure group of industries, as represented by the benchmark, thereby limiting RIM’s and the Infrastructure Fund’s Money Managers’ ability both to express industry specific conviction and to maintain benchmark-consistent industry exposures, which may result in undesired tracking error to the Infrastructure Fund’s benchmark.

Therefore, the Infrastructure Fund proposes to adopt a fundamental industry concentration restriction, consistent with that of many peer infrastructure funds and other funds in the Trust with a sector focus, to concentrate (i.e., invest more than 25% of the value of its assets) in securities of issuers in the infrastructure group of industries. For purposes of this investment restriction, the Infrastructure Fund defines the “infrastructure group of industries” to include investments offering exposure to utilities, transportation, energy, telecommunication services and infrastructure-related equity real estate investment trusts.

The rationale for changing from non-concentrated to concentrated is to facilitate the implementation of the Infrastructure Fund’s investment strategy within the infrastructure group of industries and enable RIM and the Infrastructure Fund’s Money Managers to better express their convictions and avoid undesired tracking error to the Infrastructure Fund’s secondary benchmark. The Board believes that the proposed amendment to the fundamental restriction regarding industry concentration will provide the Infrastructure Fund with greater investment flexibility and improve RIM’s and the Money Managers’ ability to effectively execute the investment strategy for Fund shareholders.

How Should I Vote on Proposal 3?

The Trust’s Board of Trustees unanimously recommends that you vote “FOR” Proposal 3.

Required Vote

The above proposed revision to the Infrastructure Fund’s fundamental investment restriction must be approved by a vote of a majority of the outstanding voting securities of the Infrastructure Fund. In accordance with the 1940 Act and as used in this proposal, a “majority of the outstanding voting securities” of the Infrastructure Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Infrastructure Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Infrastructure Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Infrastructure Fund.

If approved by shareholders of the Infrastructure Fund, the revised fundamental investment restriction will become effective when the Infrastructure Fund’s Statement of Additional Information is revised or supplemented to reflect the amendment. If the revised fundamental investment restriction is not approved by the Infrastructure Fund’s shareholders, the current fundamental investment restriction will remain in effect.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE INFRASTRUCTURE FUND VOTE “FOR” PROPOSAL 3.

DISCUSSION OF PROPOSAL 4

ELECTION OF TRUSTEE TO THE BOARD

Who is the Trustee Nominee?

The Board has nominated Ms. Ellen M. Needham to stand for election by shareholders as an Independent Trustee of the Trust. Ms. Ellen M. Needham was appointed to the Board by the Independent Trustees in 2024. Ms. Needham has not previously been elected to the Board by shareholders. The Nominating and Governance Committee of the Board recommended Ms. Ellen M. Needham as a nominee for election.

Ms. Ellen M. Needham would remain on the Board of the Trust even if not elected by shareholders. The Trustee Nominee is considered to be a “disinterested” or “independent” person of the Trust, meaning that she has no direct affiliation with the Trust, RIM, any Money Manager or the principal underwriter to the Trust. The Trustee Nominee is not a party adverse to the Trust or any of its affiliates in any material legal proceeding, nor does the Trustee Nominee have a materially adverse interest to the Trust. The table below sets forth information concerning the Trustee Nominee.

Name:	Ellen M. Needham

Year of Birth:	1967

Address:	401 Union Street, 18th Floor, Seattle, WA 98101

Position(s) Held with the Trust:	Trustee since 2024; Chairman of the Audit Committee since 2026

Term of Office:	Until successor is duly elected and qualified

Length of Time Served:	Two years

Number of Funds in the Fund Complex Overseen:	49

Principal Occupation(s) During the Past Five Years:	Retired; Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc., and Director, State Street Global Advisors, Funds Distributors, LLC (financial services companies)

Additional Information about the Trustee Nominee

The Trustees believe that the Trustee Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the Board, collectively, lead to the conclusion that the Trustee Nominee possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominee’s ability to review critically, evaluate, question and discuss information provided to her; to interact effectively with RIM, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of her duties as Trustee, support this conclusion. The Trustees also evaluated whether the Trustee Nominee is willing and able to commit the time necessary for the performance of the duties of a Trustee and whether the Trustee Nominee is otherwise qualified under applicable laws and regulations to serve as a Trustee. The Trustees have also considered not only the contributions that the Trustee Nominee can make to the Board and the Trust based upon her particular background, business and professional experience, education and skills, among other things, but also whether such background, business and professional experience, education and skills enhance the Board’s diversity. The Board’s Nominating and Governance Committee considers diversity of background, experience and views among its members a factor in evaluating the composition of the Board but has not adopted any specific policy on diversity.

To date, the Nominating and Governance Committee has been able to identify, and expects to continue to be able to identify, an ample number of qualified candidates from the resources at its disposal.

As described in the table above, the Trustee Nominee possesses the experience and skills to provide her with a basis of acquiring knowledge of the business and operation of the Funds and the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply to the Trustee Nominee: Ms. Needham has had experience in executive management roles with other financial services institutions and has had experience as a member of the board of trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert.”

Ms. Ellen M. Needham was referred by contacts of the Nominating and Governance Committee.

Why is the Trustee Nominee Being Elected at the Present Time?

Section 16(a) of the 1940 Act provides that a board of trustees may fill a board seat vacancy between meetings and without shareholder approval only if immediately after such vacancy is filled, at least two-thirds of the trustees then holding office were previously elected by shareholders. However, if, at any time, less than a majority of trustees have been elected by holders of the outstanding voting securities, the board of trustees would not be permitted to fill a board seat vacancy and would be required to call a special meeting within sixty (60) days for the purpose of electing trustees to fill any existing vacancies.

The Board is currently in compliance with the two-thirds shareholder-elected requirement. If Proposal 4 is adopted, the Board would be composed in its entirety of shareholder-elected Trustees and, therefore, the Trust would not be expected to be required to hold a special shareholder meeting to elect new Trustees in the near term. Accordingly, the Board unanimously recommends that shareholders vote to approve Proposal 4. Doing so will provide the Board with the flexibility to fill any future vacancy without holding such a special meeting.

If Ms. Ellen M. Needham does not receive a plurality of all outstanding shares of the Trust voting, she will remain on the Board as a non-shareholder elected Trustee.

How Long Do Trustees Serve on the Board?

Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee. Any Trustee may resign at any time by written instrument signed by him or her and delivered to the Chairman of the Board, the President or the Secretary (other than him or herself) of the Trust, or to a meeting of the Trustees. Such resignation shall be effective upon delivery unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust or resolution of the Board, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal. Any Trustee may also be removed at any meeting of shareholders called for that purpose by a vote of two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate.

What are the Board’s Responsibilities?

The Board is responsible under Massachusetts law for generally overseeing management of the business and affairs of the Trust and does not manage operations on a day-to-day basis. The officers of the Trust, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with the Trust’s management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of the Trust’s management, monitoring or evaluating the performance of the Funds’ service providers, including RIM, the Funds’ custodian and the Funds’ transfer agent. As part of this oversight process, the Board consults not only with management and RIM, but with the Trust’s independent auditors, Fund counsel and independent counsel to the Independent Trustees. The Board monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board is required under the 1940 Act to review and approve the Funds’ contracts with RIM and the Money Managers.

What are the Board’s Standing Committees?

The Board has a standing Audit Committee, Nominating and Governance Committee, and Regulatory and Investment Compliance Committee.

Audit Committee

The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) the Trust’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Trust’s independent registered public accounting firm; (2) to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls; and (3) to act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for the Trust.

Currently, the Audit Committee members are Messrs. Jeremy May and Jack R. Thompson and Mses. Michelle L. Cahoon and Ellen M. Needham, each of whom is an Independent Trustee. Ms. Ellen M. Needham has been determined by the Board to be an “audit committee financial expert” as that term is defined by the SEC’s regulations. For the fiscal year ended October 31, 2025, the Audit Committee held 5 meetings.

Regulatory and Investment Compliance Committee

The Board has adopted and approved a formal written charter for the Regulatory and Investment Compliance Committee, which sets forth the Regulatory and Investment Compliance Committee’s current responsibilities. The Regulatory and Investment Compliance Committee: (1) shall regularly receive, review and consider reports on certain regulatory and investment-related compliance matters regarding the operation of the Funds, separately and as a whole; (2) shall review with RIM and its affiliates the kind, scope, and format of, and the time periods covered by the reports provided to the Committee; (3) may review with RIM and its affiliates such other regulatory and investment-related compliance matters that are related to the operation of the Funds as the Committee may deem to be necessary or appropriate; and (4) may meet with any officer of the Trust, or officer or other representative of RIM, any Money Manager to a Fund or other service provider to the Trust.

Currently, the Regulatory and Investment Compliance Committee members are Messrs. Vernon Barback, Michael Day and Raymond P. Tennison, Jr. and Mses. Julie Dien Ledoux and Jeannie Shanahan, with Ms. Shanahan serving as Chairman since 2023. For the fiscal year ended October 31, 2025, the Regulatory and Investment Compliance Committee held 4 meetings.

Nominating and Governance Committee

The Board has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Trust for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In evaluating all candidates for membership on the Board, the Nominating and Governance Committee considers, among other factors that it may deem relevant: whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee; whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; the contribution which the person may be expected to make to the Board and the Trust, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and the character and integrity of the person. In evaluating and identifying Independent Trustee candidates, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by shareholders of the Funds.

Currently, the Nominating and Governance Committee members, each of whom is an Independent Trustee, are Messrs. Jeremy May, Raymond P. Tennison, Jr. and Jack R. Thompson and Mses. Michelle L. Cahoon and Julie Dien Ledoux, with Mr. May serving as Chairman since 2025. For the fiscal year ended October 31, 2025, the Nominating and Governance Committee held 1 meeting.

How Does the Board of Trustees Oversee Risk?

The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and RIM (including RIM’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds’ multi-manager structure, RIM is responsible for oversight, including risk management oversight, of the services provided by the Funds’ Money Managers, and providing reports to the Board with respect to the Money Managers. In addition to reports and other information received from Fund management and RIM regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds’ senior management which include information regarding risk issues. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The Board believes that having an Independent Trustee serve as Chairman, separate from the President and Chief Executive Officer, is appropriate for the Trust because it reinforces the independence of Board oversight of RIM and the Funds’ management and is consistent with the Trust’s obligations under the 1940 Act.

How Often Does the Board Meet?

The Board typically meets approximately eight times per year to review the operations of the Trust and the Funds, including four quarterly meetings, two meetings to consider the annual renewal of certain Fund contractual arrangements, one meeting to consider certain matters arising in connection with the Board’s obligations under Rule 38a-1 under the 1940 Act, and one meeting to consider applicable insurance coverages. During RIC’s last fiscal year ended October 31, 2025, the Board met 10 times.

Are the Trustees and Officers of the Trust Paid for Their Services to the Trust?

Independent Trustees are paid an annual retainer. Meeting attendance fees are paid for special meetings of the Nominating and Governance Committee and for special Board meetings related to consideration or approval of a new investment advisory agreements required as a result of any future change of control of RIM. Chairperson and vice-chairperson fees are paid at the Board and Committee levels. In addition, Independent Trustees are reimbursed for any travel and other expenses incurred in attending Board and Committee meetings. The Trust’s officers are paid by RIM or its affiliates.

The following table sets forth the compensation paid to each Trustee by the Trust for the fiscal year ended October 31, 2025.

Name of Trustee	Aggregate Compensation From RIC	Pension or Retirement Benefits Accrued as Part of RIC Expenses	Estimated Annual Benefits Upon Retirement
Interested Trustee
Vernon Barback	N/A	N/A	N/A
Independent Trustees
Michelle L. Cahoon	$252,219	$0	$0
Michael Day	$238,437	$0	$0
Julie Dien Ledoux	$278,409	$0	$0
Jeremy May	$250,844	$0	$0
Ellen M. Needham	$238,437	$0	$0
Jeannie Shanahan	$252,219	$0	$0
Raymond P. Tennison, Jr.	$333,535	$0	$0
Jack R. Thompson	$243,497	$0	$0

Does the Trustee Nominee Own Fund Shares?

As of July 31, 2026, the Trustee Nominee owned the following with respect to each Fund and to all funds in the Russell Investments Fund Complex:

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE NOMINEE IN RUSSELL INVESTMENTS FUND COMPLEX
Ellen M. Needham

Tax-Exempt Bond Fund                   $10,001 - $50,000

Tax-Managed U.S. Mid & Small Cap Fund          $10,001 - $50,000

Tax-Managed U.S. Large Cap Fund             $10,001 - $50,000

Tax-Managed International Equity Fund           $10,001 - $50,000

Tax-Exempt High Yield Bond Fund             $10,001 - $50,000

Tax-Managed Real Assets Fund               $10,001 - $50,000

Global Real Estate Securities Fund                $1 - $10,000

Emerging Markets Fund                     $1 - $10,000

Global Equity Fund                    $10,001 - $50,000

U.S. Small Cap Equity Fund                $10,001 - $50,000

Strategic Bond Fund                    $10,001 - $50,000

Global Infrastructure Fund                    $1 - $10,000

U.S. Strategic Equity Fund                  $10,001 - $50,000

over $100,000

How Should I Vote on Proposal 4?

The Trust’s Board of Trustees unanimously recommends that you vote “FOR” Proposal 4.

Required Vote

The Trustee Nominee must receive a plurality of all outstanding shares of the Trust voting to be elected.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE TRUST VOTE “FOR” PROPOSAL 4.

OTHER INFORMATION

The following tables provide information for each officer and Trustee of the Funds. The Russell Investments Fund Complex consists of the Trust, Russell Investments Exchange Traded Funds (“RIETF”), a registered investment company which has eight exchange traded funds, the Russell Investments Strategic Credit Fund (“RISCF”), a registered closed-end investment company operating as an “interval fund,” the Russell Investments New Economy Infrastructure Fund (“RINEIF”), a registered closed-end investment company operating as an “interval fund,” and Russell Investment Funds (“RIF”), a registered investment company which has nine mutual funds. Each of the Trustees is a trustee of the Trust, RIETF, RISCF, RINEIF and RIF.

Trustees of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
Vernon Barback# Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2022 • Trustee since 2021	• Until successor is chosen and qualified by Trustees • Until successor is duly elected and qualified	• President and CEO, RIC, RIF, RIETF, RISCF and RINEIF • Vice Chairman, Russell Investments • From 2022 to 2024, Chief Operating Officer, Russell Investments • From 2021 to 2022, Chief Administrative Officer, Russell Investments • From 2019 to 2021, Vice Chairman, Russell Investments	49	None.

*

Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.

#	Mr. Barback is Vice Chairman of an affiliate of RIM and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Michelle L. Cahoon Born 1966 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2021 • Vice Chairman since 2026	• Until successor is duly elected and qualified • Approved Annually	• Retired • Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)	49	• Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)
Michael Day Born 1957 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2021	• Until successor is duly elected and qualified	• From 2019 to 2023, President and Chief Executive Officer, Topa Insurance Group (insurance company)	49

•

From 2016 to 2023, Director, Topa Insurance Group (insurance company)

•

From 2020 to 2022, Director, Puppet, Inc. (information technology company)

•

Director, Somos, Inc. (information technology company)

•

Since 2024, Director, Simulint, Inc. (information technology company)

Julie Dien Ledoux Born 1969 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2019 • Chairman since 2026	• Until successor is duly elected and qualified • Approved Annually	• Retired	49	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jeremy May Born 1970 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2021 • Chairman of the Nominating and Governance Committee since 2025	• Until successor is duly elected and qualified	• Founder and Chief Executive Officer, Paralel Technologies LLC (information technology company) • Until 2024, Director, TFIN.AI LLC (financial services company) • Until March 2021, Chief Operating Officer, Magnifi LLC (information technology company)	49

•

Trustee, New Age Alpha Funds Trust and New Age Alpha Variable Funds Trust (investment companies)

•

Trustee, Bow River Capital Evergreen Fund (investment company)

•

Until 2024, Director, TFIN.AI LLC

•

Until 2022, Trustee, New Age Alpha Trust

•

Until 2021, Trustee, Reaves Utility Income Fund

•

Until 2021, Trustee, ALPS Series Trust

Ellen M. Needham Born 1967 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Audit Committee since 2026	• Until successor is duly elected and qualified	• Retired • Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc.; and Director, State Street Global Advisors Funds Distributors, LLC (financial services companies)	49

•

Trustee, GoldenTree Opportunistic Credit Fund (investment company)

•

Trustee, The 2023 ETF Series Trust (investment company)

•

Until 2025, Trustee, The 2023 ETF Series Trust II

•

Until 2023, Trustee of numerous State Street-sponsored investment companies

•

Until 2023, Director, State Street Variable Insurance Series Funds, Inc.

Jeannie Shanahan Born 1964 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2021 • Chairman of the Regulatory and Investment Compliance Committee since 2023	• Until successor is duly elected and qualified	• Retired • Until 2021, President, Twin Star Consulting, LLC (consulting company)	49	• Until 2021, Director, Ellie Fund, Inc (non-profit)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Raymond P. Tennison, Jr. Born 1955 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2000	• Until successor is duly elected and qualified	• Retired	49	None
Jack R. Thompson Born 1949 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2005	• Until successor is duly elected and qualified	• Retired	49	None

*

Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.

Officers of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Vernon Barback Born 1956 401 Union Street, 18th Floor Seattle, WA 98101	• President and Chief Executive Officer since 2022	• Until successor is chosen and qualified by Trustees

•

President and CEO, RIC, RIF, RIETF, RISCF and RINEIF

•

Vice Chairman, Russell Investments• From 2022 to 2024, Chief Operating Officer, Russell Investments

•

From 2021 to 2022, Chief Administrative Officer, Russell Investments

•

From 2019 to 2021, Vice Chairman, Russell Investments

Cheryl Wichers Born 1966 401 Union Street, 18th Floor Seattle, WA 98101	• Chief Compliance Officer since 2005	• Until removed by Independent Trustees

•

Chief Compliance Officer, RIC, RIF, RIETF, RISCF and RINEIF

•

Chief Compliance Officer, Russell Investments Financial Services, LLC (“RIFIS”) and Russell Investments Fund Services, LLC (“RIFUS”)

•

Broker Dealer Chief Compliance Officer, Russell Investments Implementation Services, LLC

•

Until June 2026, Chief Compliance Officer, Venerable Variable Insurance Trust

Ross Erickson Born 1970 401 Union Street, 18th Floor Seattle, WA 98101	• Treasurer, Chief Accounting Officer and Chief Financial Officer since 2025	• Until successor is chosen and qualified by Trustees

•

Director, Head of North American Fund Operations, Russell Investments

•

Treasurer, Chief Accounting Officer and CFO, RIC, RIF, RIETF, RISCF and RINEIF

•

Until June 2026, Treasurer, Venerable Variable Insurance Trust

•

Principal Executive Officer, Russell Investments Trust Company

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years

•

President, Russell Investments Fund Management, LLC

•

Director, RIFIS and RIFUS

•

Until June 2025, Assistant Treasurer, RIC, RIF, RIETF, RISCF and RINEIF

•

Until March 2022, Director, Fund Administration

Kate El-Hillow Born 1974 401 Union Street, 18th Floor Seattle, WA 98101	• Chief Investment Officer since 2021	• Until removed by Trustees

•

Chief Investment Officer and President, Russell Investments

•

Chief Investment Officer, RIC, RIF, RIETF, RISCF and RINEIF

•

President, RIM

•

Until 2021, Deputy Chief Investment Officer, Senior Portfolio Manager, Head of Strategy Selection and Head of Portfolio Management & Risk, Goldman Sachs

Mary Beth Albaneze Born 1969 401 Union Street, 18th Floor Seattle, WA 98101	• Secretary and Chief Legal Officer since 2010	• Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIM, RIFUS and RIFIS • Secretary and Chief Legal Officer, RIC, RIF, RIETF, RISCF and RINEIF • Secretary, U.S. One, LLC

Service Providers

Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers include:

Investment Adviser	RIM

Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC (“RIFUS”)

Custodian and Portfolio Accountant	State Street Bank and Trust Company (“State Street”)

Distributor	Russell Investments Financial Services, LLC (“RIFIS”)

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP (“PwC”)

Investment Advisory Services. For a discussion of investment advisory services provided by RIM, please see “Discussion of Proposal 1.”

Administrator. RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RIFUS is a wholly-owned subsidiary of RIM.

Transfer and Dividend Disbursing Agent. RIFUS serves as the transfer and dividend disbursing agent for RIC. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIFUS retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.

Custodian and Portfolio Accountant. State Street serves as the custodian and fund accountant for the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund for regulatory and financial reporting purposes. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.

Distributor. RIFIS serves as the distributor of RIC Shares. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund Shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.

Independent Registered Public Accounting Firm

PwC serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, Washington 98101.

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

Russell Investment Company	Fees
Fiscal Year Ended October 31, 2024	$1,404,849
Fiscal Year Ended October 31, 2025	$1,461,046

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported above were as follows:

Russell Investment Company	Fees	Nature of Services
Fiscal Year Ended October 31, 2024	$469,963	Tax Services performed in connection with the Audit
Fiscal Year Ended October 31, 2025	$488,768	Tax Services performed in connection with the Audit

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

Russell Investment Company	Fees	Nature of Services
Fiscal Year Ended October 31, 2024	$419,548	Tax services
Fiscal Year Ended October 31, 2025	$434,048	Tax services

All Other Fees. PwC did not bill the Trust for other products and services, other than the services reported above, for the Trust’s two most recently completed fiscal years.

Aggregate Non-Audit Fees. There were no non-audit fees billed by PwC for services rendered to the registrant, and to the registrant’s investment adviser (not including any sub-advisor (i.e., Money Manager) whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted pre-approval policies and procedures for certain services provided by PwC. These policies and procedures are attached to this Proxy Statement as Exhibit G. The Audit Committee has determined that the provision by PwC of non-audit services to RIM, and any entity controlling, controlled by, or under common control with RIM, that were not pre-approved by the Audit Committee was compatible with maintaining the independence of PwC as the Funds’ principal auditors.

Principal Holders and Ownership by Officers and Trustees

Record or Beneficial Share Ownership. To the knowledge of the Trust, no person owned of record or were known by the Funds to beneficially own more than 5% of the outstanding shares of any class of shares of any Fund as of July 31, 2026, except as listed in Appendix C.

Security Ownership of Officers and Trustees. The officers and Trustees, as a group, own beneficially less than 1% of the shares of the Funds as of July 31, 2026. Information about shares owned by the Trustees and certain officers is set forth in Appendix B.

Other Matters to Come Before the Special Meeting

The Trust is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust’s proxy solicitation agent at (888) 812-7758. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was previously mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should contact their financial intermediary.

Shareholder Communications with the Board of Trustees

If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust at 401 Union Street, 18th Floor, Seattle, WA 98101, who will forward such communication to the Trustees.

Shareholder Information

The Trust, as a Massachusetts business trust, is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 401 Union Street, 18th Floor, Seattle, WA 98101 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Massachusetts State Law Considerations

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.	Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

INDEX OF EXHIBITS AND APPENDICES TO PROXY STATEMENT

Exhibit A	Form of Investment Advisory Agreement	Exhibit A-1

Exhibit B	Investment Advisory Fees Paid by the Funds	Exhibit B-1

Exhibit C	Date of Existing Agreement	Exhibit C-1

Exhibit D	Additional Information about RIM and its Affiliates	Exhibit D-1

Exhibit E	Approval of Existing Agreement	Exhibit E-1

Exhibit F	Audit Committee Charter	Exhibit F-1

Exhibit G	Audit and Non-Audit Pre-Approval Policy	Exhibit G-1

Exhibit H	Nominating and Governance Committee Charter	Exhibit H-1

Appendix A	Fund Shares Outstanding as of September 1, 2026	Appendix A-1

Appendix B	Share Ownership by Trustees and Certain Officers	Appendix B-1

Appendix C	5% Record or Beneficial Owners of Fund Shares	Appendix C-1

EXHIBIT A

Form of Investment Advisory Agreement

ADVISORY AGREEMENT

RUSSELL INVESTMENT COMPANY

THIS ADVISORY AGREEMENT is made this [ ] day of [ ], 2027 (this “Agreement”), between RUSSELL INVESTMENT COMPANY, a Massachusetts business trust hereinafter called the “Trust” and RUSSELL INVESTMENT MANAGEMENT, LLC, a Washington Limited Liability Company hereinafter called the “Adviser.”

WHEREAS, the Trust operates as an investment company of the “series” type registered under the Investment Company Act of 1940 (“1940 Act”) for the purpose of investing and reinvesting its assets in portfolios of securities and other instruments, each of which has distinct investment objectives and policies, as set forth more fully in its Fourth Amended and Restated Master Trust Agreement, its bylaws and its registration statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust on behalf of each series of the Trust listed on Exhibit A hereto (as amended from time to time) (each such series, a “Fund”) desires to avail itself of the services, information, advice, assistance, and facilities of a manager and to have a manager perform for it various statistical, research, money manager selection, investment management, and other services; and

WHEREAS, the Adviser is principally engaged in the business of rendering investment advisory services and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

WHEREAS, the Trust offers shares of beneficial interest (“Shares”) in its Funds to the public; and

WHEREAS, the Trust presently intends to offer Shares of each Fund listed on Exhibit A hereto (as amended from time to time); and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust and each of the Funds and the Adviser is willing to so render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, it is agreed between the Trust and the Adviser as follows:

1. Appointment of Adviser.

(a) The Trust hereby employs the Adviser to manage the investment and reinvestment of the Trust’s assets in the manner set forth in Section 2 of this Agreement, subject to the direction of the Board of Trustees (the “Board”) and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Adviser accepts such appointment for the compensation herein provided and agrees to render the services and assume the obligations set forth in this Agreement. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

Exhibit A-1

(b) In the event that the Trust establishes one or more Funds (other than the current Funds) and desires to retain the Adviser to act as investment adviser for such new Funds, the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement for any new Funds, the Adviser shall notify the Trust in writing and such new Funds shall be subject to the provisions of this Agreement to the same extent as the current Funds except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Adviser with respect to any new Funds) are modified with respect to such new Fund in writing by the Trust and the Adviser at that time.

2. Duties of Adviser.

(a) Subject to the general supervision of the Board, the Adviser shall manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser:

(i) shall provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information (“SAI”) included as part of the Trust’s registration statement filed with the SEC, and shall determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash;

(ii) shall provide periodic reports to the Board concerning the Adviser’s discharge of its duties and responsibilities under this Agreement as the Board shall reasonably request;

(iii) shall vote, or in accordance with the Adviser’s proxy voting policies, procedures and guidelines cause to be voted, proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by each Fund in accordance with the voting policies and procedures approved by the Board;

(iv) shall, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by the Adviser as able to provide “best execution” of such orders for the Funds. However, this responsibility shall not be deemed to obligate the Adviser to solicit competitive bids for each transaction. The Adviser agrees that it will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Adviser except pursuant to the Trust’s Board-approved 17e-1 Policies and Procedures for Affiliated Brokerage Transactions. “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities or other instruments on behalf of each Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance the Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), that the Adviser may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or the Adviser’s overall responsibilities to the Adviser’s discretionary accounts;

Exhibit A-2

(v) may, on occasions when it deems the purchase or sale of a security or other instrument to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities or other instruments to be sold or purchased in order to obtain best execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts;

(vi) may execute all documents and agreements with brokers and dealers for the purposes of managing a Fund provided that: (i) the Adviser does not contravene the Prospectus or SAI; (ii) should the Adviser aggregate transactions of the Fund with other client accounts managed by the Adviser, any liability or amounts due from other client accounts will not be attributable or chargeable to the Fund; and (iii) Adviser shall reasonably determine that the terms of any such document or contract are not disadvantageous to the Fund and that the interests of the Fund are adequately protected;

(vii) shall make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by applicable federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust’s shares;

(viii) in connection with its management of each Fund, shall take into account, where possible, anticipated purchases and redemptions of Shares;

(ix) shall provide information and assistance as reasonably requested by the other service providers of the Trust in connection with the registration of Shares of each Fund in accordance with applicable state and foreign law securities requirements and regulatory requirements applicable to investors in each Fund;

(x) shall furnish to the Trust or its designees, such statistical information with respect to the assets or investments that a Fund (or portions of any Fund) may hold or contemplate purchasing as the Board or its designees may reasonably request;

(xi) shall furnish to the Board such periodic and special reports as the Board may reasonably request; and

(xii) shall make available its officers and employees to the Board and officers of the Trust for consultation and discussions regarding the management of the Trust and its investment activities.

(b) The Adviser, in connection with its rights and duties with respect to the Trust:

(i) shall use the same skill and care in the management of the Funds’ portfolios as it uses in the management of other accounts to which it provides investment advisory services, but shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients; and

Exhibit A-3

(ii) shall act in conformity with the Trust’s Fourth Amended and Restated Master Trust Agreement, bylaws, registration statement, Prospectus, SAI, any exemptive orders, and written instructions and directions of the Board, and comply with and conform to the requirements of all applicable securities and tax laws and rules, including the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986 (the “Internal Revenue Code”) and all other applicable federal and state laws, regulations and rulings.

(c) The Adviser shall:

(i) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and the regulations thereunder;

(ii) discharge the foregoing responsibilities subject to the control and supervision of the Board and in compliance with such policies and procedures of the Trust (regarding each Fund) that the Board may from time to time establish;

(iii) promptly notify the Trust in the event that the Adviser or any of its affiliates: (I) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement or (II) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority with respect to its services under this Agreement.

(d) In providing investment advisory services to each Fund, the Adviser will provide each Fund with ongoing investment guidance, policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

(e) The Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers (“Money Managers”); provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Board and approved in a manner consistent with the 1940 Act and applicable exemptive relief. However, no such delegation shall relieve the Adviser of its duties and obligations with respect to the management of each Fund’s assets pursuant to this Agreement and in accordance with applicable law. In the Adviser’s sole discretion, any such Money Manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of a Fund’s assets assigned to the Money Manager and the purchase and sale of portfolio securities and other instruments with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to the Adviser for use in making investment decisions for a Fund.

Subject to compliance with the 1940 Act and Fund policies and procedures, the Adviser may delegate to a Money Manager the voting of proxies relating to a Fund’s portfolio securities in accordance with the proxy voting policies and procedures of the Fund. If the Adviser expressly directs a Money Manager in writing to vote a proxy in such Money Manager’s discretion, such Money Manager shall vote such proxies solely in the best interests of the Fund’s shareholders and in accordance with applicable state and federal law, statutes, rules and regulations governing the voting of proxies by registered investment advisers, investment companies and fiduciaries. If a

Exhibit A-4

Money Manager requests that the Adviser vote a proxy in a specified manner, such request by a Money Manager, which shall not be binding upon Adviser, shall be made solely in accordance with the foregoing standards applicable to such Money Manager’s discretionary voting of proxies. Each such request shall be accompanied by information satisfactory to the Adviser explaining the requested vote which information shall set forth any interest, direct or indirect, of the Money Manager in the outcome of the vote. In connection with each such request, a Money Manager shall be deemed to have made a representation to the Adviser and the Trust that such request has been made in compliance with this Section 2 and that all information provided in connection with such request is accurate and complete in all material respects.

To the extent the Adviser determines to delegate some or all of its duties and obligations under this Agreement to one or more discretionary or non-discretionary Money Managers, the Adviser shall research and evaluate Money Managers and shall advise the Board of the Money Manager(s) which the Adviser believes are best suited for each Fund; shall monitor and evaluate the investment performance, or quality of recommendations, of each Money Manager employed by the Trust; shall determine the portion of each Fund’s assets to be managed by each Money Manager, if applicable; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers from the Adviser’s own resources. The Adviser shall not be responsible or liable for the investment merits of any decision or recommendation by a Money Manager to purchase, hold, or sell a security or other instrument for a Fund.

(f) The Adviser shall treat as confidential and proprietary information regarding each Fund, including each Fund’s records and other information relative to each Fund and its prior, current or potential shareholders. The Adviser shall not use such records and information for any purpose other than the performance of its duties and responsibilities under this Agreement, except after prior notification to and approval in writing by the applicable Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by such Fund.

(g) The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

(h) The Adviser is hereby authorized to utilize the research and other resources of its affiliates in providing investment advisory services pursuant to this Agreement. The Trust shall not be obligated to pay any fee to an affiliate of the Adviser for these services.

3. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Adviser herein, which expenses payable by the Trust shall include:

(a) Expenses of all audits by independent public accountants;

(b) Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c) Expenses of custodial services including recordkeeping services provided by the Custodian;

(d) Expenses of obtaining quotations for calculating the value of the Trust’s net assets;

Exhibit A-5

(e) Expenses of maintaining each Fund’s tax records;

(f) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser;

(g) Taxes levied against the Trust;

(h) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities, instruments or currency for the Trust;

(i) Costs, including the interest expense, of borrowing money;

(j) Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities authorities;

(k) Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

(l) Costs of printing stock certificates representing shares of the Trust;

(m) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Adviser or any of its affiliates;

(n) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o) Association membership dues; and

(p) Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto.

4. Compensation.

As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for each Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed opposite each Fund’s name in Exhibit A, attached hereto. The “average daily net assets” of each Fund shall mean the average of the values placed on each Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of each Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if each Fund lawfully determines the value of its net assets as of some other time on each Business Day (as defined in the Funds’ Prospectus or SAI), as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of the Fourth Amended and Restated Master Trust Agreement, the registration statement and the Fund’s securities valuation procedures. If, pursuant to such provisions, the determination of net asset value is suspended for any particular Business Day, then for the purposes of this Section 4, the value of the net assets of each Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of each Fund’s portfolio may

Exhibit A-6

lawfully be determined, on that day. If the determination of the net asset value of the shares of each Fund has been so suspended for a period including any month end when the Adviser’s compensation is payable pursuant to this Section 4, then the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month). If each Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

5. Books and Records. The Adviser agrees to maintain, and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, such records as are required to be maintained by Rule 31a-1 under the 1940 Act (other than clause (b)(4) and paragraphs (c), (d) and (e) thereof). The Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request.

6. Liabilities of the Adviser.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Adviser or its corporate affiliates, the Adviser and its corporate affiliates shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security or other instrument.

(b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser and its corporate affiliates, from liability in violation of Section 17(h) and (i) of the 1940 Act.

7. Renewal and Termination.

(a) This Agreement shall become effective on and as of [ ], 2027, and shall continue through the period ending two years from such date. For any new Fund for which the Adviser is retained as investment adviser pursuant to Section 1(b) of this Agreement, this Agreement shall become effective on the date such Fund is offered to the public and shall continue in effect as to such Fund for two years from its effective date. In each case, the Agreement is renewable annually thereafter for successive one-year periods (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, and in either case by a majority of the Trustees who are not parties to this Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust), cast in accordance with the requirements of the 1940 Act (as amended) and the rules and regulations thereunder, or in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time; provided, however, that if the shareholders of any one or more Funds fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder with respect to any other Fund or Funds.

(b) This Agreement:

(i) May at any time be terminated without the payment of any penalty either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Adviser;

Exhibit A-7

(ii) Shall immediately terminate in the event of its assignment; and

(iii) May be terminated by the Adviser on 60 days’ written notice to the Trust.

(c) As used in this Section 7, the Terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

(d) Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

8. Trade Names and Trademarks. The parties hereto acknowledge that: (i) the Trust has been granted non-exclusive use of the name “Russell Investments,” subject to certain restrictions and limitations; and (ii) the Trust’s right to use the name may be withdrawn.

9. Amendment of Agreement. This Agreement may be amended by mutual consent, and the consent of the Trust must be approved by (i) vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in accordance with the requirements of the 1940 Act (as amended) and the rules and regulations thereunder, or in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time, and, (ii) to the extent required by the 1940 Act and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

10. Limitation of Liability. The Fourth Amended and Restated Master Trust Agreement dated February 26, 2021, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Russell Investment Company means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Fourth Amended and Restated Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Fourth Amended and Restated Master Trust Agreement.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Washington and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. The sole parties to this Agreement are the Trust and the Adviser and the Trust is the sole beneficiary of the Adviser’s services hereunder. The parties to this Agreement do not intend for this Agreement to benefit any third party, including without limitation a record owner or beneficial owner of the Shares, that is not expressly identified as a party to this Agreement. The terms of this Agreement may be enforced solely by a party to this Agreement.

Exhibit A-8

Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit A-9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

RUSSELL INVESTMENT COMPANY

By:
Name:	Vernon Barback
Title:	President and Chief Executive Officer

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Name:	Katherine El-Hillow
Title:	President and Chief Investment Officer

Exhibit A-10

Exhibit A

Fund	Asset Level	Fee
Equity Income Fund	All assets	0.55%
Sustainable Equity Fund	All assets	0.55%
U.S. Strategic Equity Fund	First $1.0 billion	0.58%
	Next $2.0 billion	0.54%
	Next $3.0 billion	0.51%
	In excess of $6.0 billion	0.49%
U.S. Small Cap Equity Fund	All assets	0.70%
International Developed Markets Fund	All assets	0.70%
Global Equity Fund	First $1.0 billion	0.73%
	Next $2.0 billion	0.69%
	Next $3.0 billion	0.66%
	In excess of $6.0 billion	0.64%
Emerging Markets Fund	First $1.0 billion	0.93%
	Next $2.0 billion	0.89%
	Next $3.0 billion	0.86%
	In excess of $6.0 billion	0.84%
Tax-Managed U.S. Large Cap Fund	First $1.0 billion	0.70%
	Next $2.0 billion	0.66%
	Next $3.0 billion	0.63%
	Next $2.0 billion	0.61%
	Next $2.0 billion	0.59%
	Next $2.0 billion	0.57%
	In excess of $12.0 billion	0.55%
Tax-Managed U.S. Mid & Small Cap Fund	First $1.0 billion	0.98%
	Next $2.0 billion	0.94%
	Next $3.0 billion	0.91%
	In excess of $6.0 billion	0.89%
Tax-Managed International Equity Fund	First $1.0 billion	0.85%
	Next $2.0 billion	0.81%
	Next $3.0 billion	0.78%
	Next $2.0 billion	0.76%
	In excess of $8.0 billion	0.74%
Tax-Managed Real Assets Fund	First $1 billion	0.85%
	Next $2 billion	0.81%
	Next $3 billion	0.78%
	In excess of $6 billion	0.76%
Opportunistic Credit Fund	First $1.0 billion	0.58%
	Next $2.0 billion	0.54%
	Next $3.0 billion	0.51%
	In excess of $6.0 billion	0.49%

Exhibit A-11

Fund	Asset Level	Fee
Strategic Bond Fund	First $1.0 billion	0.40%
	Next $2.0 billion	0.36%
	Next $3.0 billion	0.33%
	In excess of $6.0 billion	0.31%
Investment Grade Bond Fund	All assets	0.25%
Short Duration Bond Fund	First $1.0 billion	0.35%
	Next $2.0 billion	0.31%
	Next $3.0 billion	0.28%
	In excess of $6.0 billion	0.26%
Tax-Exempt Bond Fund	All assets	0.30%
Tax-Exempt High Yield Bond Fund	All assets	0.47%
Global Infrastructure Fund	First $1.0 billion	0.85%
	Next $2.0 billion	0.81%
	Next $3.0 billion	0.78%
	In excess of $6.0 billion	0.76%
Global Real Estate Securities Fund	First $1.0 billion	0.80%
	Next $2.0 billion	0.76%
	Next $3.0 billion	0.73%
	In excess of $6.0 billion	0.71%
Multi-Strategy Income Fund	First $1.0 billion	0.53%
	Next $2.0 billion	0.49%
	Next $3.0 billion	0.46%
	In excess of $6.0 billion	0.44%
Multi-Asset Strategy Fund	First $1.0 billion	0.72%
	Next $2.0 billion	0.68%
	Next $3.0 billion	0.65%
	In excess of $6.0 billion	0.63%
Conservative Strategy Fund	All assets	0.17%
Balanced Strategy Fund	All assets	0.17%
Moderate Strategy Fund	All assets	0.17%
Aggressive Strategy Fund	All assets	0.17%
Equity Aggressive Strategy Fund	All assets	0.17%
Multifactor U.S. Equity Fund	All assets	0.30%
Multifactor International Equity Fund	All assets	0.45%
Long Duration Bond Fund	All assets	0.15%
Russell Investments Alternatives Diversifier Fund	All assets	2.00%

Exhibit A-12

EXHIBIT B

Investment Advisory Fees Paid by the Funds

The following chart sets forth the amount of advisory fees paid by the Funds (gross of reimbursements and/or waivers), the amount of advisory fees waived and/or amounts reimbursed pursuant to any contractual waiver/reimbursement agreement, and the advisory fees net of any such waivers/reimbursements, in each case for the fiscal year ended October 31, 2025.

Fund	Gross Advisory Fees Paid (USD)	Advisory Fees Waived/Amounts Reimbursed (USD)	Net Advisory Fees Paid (USD)
Multifactor U.S. Equity Fund	$1,127,328	$0	$1,127,328
Equity Income Fund	924,080	123,340	800,740
U.S. Strategic Equity Fund	17,594,204	2,573,738	15,020,466
U.S. Small Cap Equity Fund	4,693,509	0	4,693,509
Multifactor International Equity Fund	610,653	110,670	499,983
International Developed Markets Fund	7,471,408	213,469	7,257,939
Global Equity Fund	13,742,638	593,372	13,149,266
Sustainable Equity Fund	916,215	131,815	784,400
Emerging Markets Fund	7,027,879	755,686	6,272,193
Tax-Managed U.S. Large Cap Fund	63,087,339	0	63,087,339
Tax-Managed U.S. Mid & Small Cap Fund	16,003,130	68,019	15,935,111
Tax-Managed International Equity Fund	36,085,296	3,083,861	33,001,435
Tax-Managed Real Assets Fund	9,201,124	942,912	8,258,212
Opportunistic Credit Fund	2,759,565	447,905	2,311,660
Long Duration Bond Fund	595,404	0	595,404
Strategic Bond Fund	7,547,151	1,177,071	6,370,080
Investment Grade Bond Fund	2,484,189	99,368	2,384,821
Short Duration Bond Fund	1,498,431	248,311	1,250,120
Tax-Exempt High Yield Bond Fund	10,257,579	2,618,956	7,638,623
Tax-Exempt Bond Fund	17,674,237	0	17,674,237
Global Infrastructure Fund	2,940,754	665,287	2,275,467
Global Real Estate Securities Fund	3,033,609	303,361	2,730,248
Multi-Strategy Income Fund	1,545,782	495,817	1,049,965
Multi-Asset Strategy Fund	4,140,860	1,035,215	3,105,645
Conservative Strategy Fund	110,190	213,768	0
Moderate Strategy Fund	213,398	295,641	0
Balanced Strategy Fund	1,049,173	360,063	689,109
Aggressive Strategy Fund	1,017,331	777,959	239,372
Equity Aggressive Strategy Fund	524,488	482,734	41,754

Exhibit B-1

EXHIBIT C

Date of Existing Agreement

The date of the Existing Agreement for each Fund, except the Funds listed in the table below, is June 1, 2016. Shareholders of each Fund, except the Multi-Asset Strategy Fund, Tax-Managed Real Assets Fund and Long Duration Bond Fund, last approved the Fund’s advisory agreement with RIM on May 3, 2016, in connection with a change of control resulting from TA Associates L.P. and Reverence Capital Partners, L.P.’s acquisition of Frank Russell Company’s asset management business. For the Multi-Asset Strategy Fund, Tax-Managed Real Assets Fund and Long Duration Bond Fund, the Existing Agreement was approved by the sole initial shareholder in connection with each Fund’s launch on the date listed below.

Fund	Date of Existing Agreement
Multi-Asset Strategy Fund	March 6, 2017
Tax-Managed Real Assets Fund	June 7, 2019
Long Duration Bond Fund	November 12, 2019

Exhibit C-1

EXHIBIT D

Additional Information about RIM and its Affiliates

Ownership Structure of RIM (Pre- and Post-Transaction)

Pre-Transaction

RIM is an indirect, wholly-owned subsidiary of RIG, with its business address at 401 Union Street, 18th Floor, Seattle, WA 98101, through which the limited partners of the TA Funds indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of the Reverence Capital Funds indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in Russell Investments. The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, with its business address at PO Box 309, Ugland House Grand Cayman KY1-1104, Cayman Islands, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg, with their business address at 590 Madison Avenue, New York, NY 10022. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Certain of Russell Investments’ employees, which may include an officer of the Trust, and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in RIG.

Post-Transaction

Following the Transaction, RIM will continue to be an indirect, wholly-owned subsidiary of RIG, which will be an indirect, wholly-owned subsidiary of BEAM Topco. BEAM Holdings GP, L.P. is the general partner of BEAM Topco. BEAM Holdings Investors, Ltd. is the general partner of BEAM Holdings GP, L.P. and is controlled by Raj Ganguly and Eduardo Saverin. The business address of the BEAM entities and control persons is 1240 Rosecrans Ave., 5th Floor, Manhattan Beach, CA 90266.

Principal Executive Officer and Directors of RIM

The current Executive Officers of RIM are listed below. The address for each individual listed is 401 Union Street, 18th Floor, Seattle, WA 98101.

Name	Title	Principal Occupation
Kate El-Hillow	Director, President & Chief Investment Officer	See the Proxy Statement under “Officers of the Trust”

Vernon Barback	Director	See the Proxy Statement under “Officers of the Trust”

Howard Surloff	Director	Chief Legal Officer of Russell Investments

Amy Curran	Chief Compliance Officer	Chief Compliance Officer of Russell Investments

Scott Bowen	Chief Financial Officer	Chief Financial Officer of Russell Investments

Mark Paltrowitz	Chief Risk Officer	Chief Risk Officer of Russell Investments

Exhibit D-1

Other Investment Companies Advised by RIM

The following sets forth information about other registered investment companies advised by RIM that may have comparable investment strategies to one or more Funds. While there may be certain similarities, the ETFs listed differ from the Funds with respect to investment process, product structure and/or fee structure.

Fund	Net Assets as of 07/31/2026 (USD) (Amounts in thousands)	Advisory Fee Rate	Waiver/Reduction of Fees?
U.S. Strategic Equity Fund (a series of RIF)	661,551	0.73%	Yes (contractual waiver)
U.S. Small Cap Equity Fund (a series of RIF)	234,086	0.90%	Yes (contractual waiver/reimbursement agreement)
Global Real Estate Securities Fund (a series of RIF)	1,053,697	0.80%	N/A
International Developed Markets Fund (a series of RIF)	407,308	0.90%	Yes (contractual waiver)
Strategic Bond Fund (a series of RIF)	840,907	0.55%	Yes (contractual waiver)
Moderate Strategy Fund (a series of RIF)	64,221	0.20%	Yes (contractual waiver/reimbursement agreement)
Balanced Strategy Fund (a series of RIF)	222,616	0.20%	Yes (contractual waiver/reimbursement agreement)
Aggressive Strategy Fund (a series of RIF)	189,923	0.20%	Yes (contractual waiver/reimbursement agreement)
Equity Aggressive Strategy Fund (a series of RIF)	56,384	0.20%	Yes (contractual waiver/reimbursement agreement)
Russell Investments U.S. Small Cap Equity ETF (a series of RIETF)	79,058	0.69%	Yes (contractual waiver)
Russell Investments International Developed Equity ETF (a series of RIETF)	151,593	0.59%	Yes (contractual waiver)
Russell Investments Global Equity ETF (a series of RIETF)	343,793	0.59%	Yes (contractual waiver)
Russell Investments Emerging Markets Equity ETF (a series of RIETF)	114,063	0.79%	Yes (contractual waiver)
Russell Investments Global Infrastructure ETF (a series of RIETF)	44,299	0.59%	N/A
Russell Investments Core Plus Bond ETF (a series of RIETF)	59,786	0.39%	N/A
Russell Investments Global Real Estate ETF (a series of RIETF)	2,071	0.49%	N/A

Exhibit D-2

Commissions Paid to Brokers Affiliated with RIM or the Money Managers

The table below sets forth: (1) the aggregate dollar amount of brokerage commissions paid by the Funds during the fiscal year ended October 31, 2025 to any broker that is an affiliated person of a Fund, RIM or the relevant Money Manager, including the percentage of the Fund’s aggregate brokerage commissions paid to the broker and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through the broker; and (2) for Russell Investments Implementation Services, LLC (“RIIS”), an affiliated person of RIM, the net amount of the RIIS commission after payment by RIIS of any commissions or fees to third party brokers, generally for clearing and settlement services for the fiscal year ended October 31, 2025.

Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal	2025 RIIS Net (USD)
Multifactor U.S. Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	18,076	33.237%	35.460%	16,244

Total:			18,076	33.237%	35.460%	16,244

Equity Income Fund
	RIM
		Russell Investments Implementation Services, LLC	7,648	29.756%	33.537%	6,932

Total:			7,648	29.756%	33.537%	6,932

U.S. Strategic Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	82,873	19.912%	14.323%	73,934

Total:			82,873	19.912%	14.323%	73,934

U.S. Small Cap Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	204,734	27.760%	24.699%	169,153

Total:			204,734	27.760%	24.699%	169,153

Multifactor International Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	30,374	29.262%	30.324%	24,766

Total:			30,374	29.262%	30.324%	24,766

Exhibit D-3

Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal	2025 RIIS Net (USD)
International Developed Markets Fund
	RIM
		Russell Investments Implementation Services, LLC	108,345	22.114%	25.398%	86,013

Total:			108,345	22.114%	25.398%	86,013

Global Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	123,956	18.491%	18.626%	100,802

Total:			123,956	18.491%	18.626%	100,802

Sustainable Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	3,593	17.539%	11.857%	3,163

Total:			3,593	17.539%	11.857%	3,163

Emerging Markets Fund
					RIM
		Russell Investments Implementation Services, LLC	230,552	29.663%	25.602%	143,919

Total:			230,552	29.663%	25.602%	143,919

Tax-Managed U.S. Large Cap Fund
	RIM
		Russell Investments Implementation Services, LLC	416,505	28.610%	27.873%	349,734

Total:			416,505	28.610%	27.873%	349,734

Tax-Managed U.S. Mid & Small Cap Fund
	RIM
		Russell Investments Implementation Services, LLC	429,714	31.700%	35.856%	352,788

Total:			429,714	31.700%	35.856%	352,788

Exhibit D-4

Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal	2025 RIIS Net (USD)
Tax-Managed International Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	649,668	28.568%	31.194%	450,600

Total:			649,668	28.568%	31.194%	450,600

Tax-Managed Real Assets Fund
	RIM
		Russell Investments Implementation Services, LLC	170,191	29.529%	28.801%	135,957

Total:			170,191	29.529%	28.801%	135,957

Global Infrastructure Fund
	RIM
		Russell Investments Implementation Services, LLC	46,808	26.641%	25.134%	35,618

Total:			46,808	26.641%	25.134%	35,618

Global Real Estate Securities Fund
	RIM
		Russell Investments Implementation Services, LLC	54,771	26.391%	30.273%	44,902

Total:			54,771	26.391%	30.273%	44,902

Multi-Strategy Income Fund
	RIM
		Russell Investments Implementation Services, LLC	25,829	12.704%	15.505%	18,701

Total:			25,829	12.704%	15.505%	18,701

Multi-Asset Strategy Fund
	RIM
		Russell Investments Implementation Services, LLC	80,079	16.166%	22.690%	57,951

Total:			80,079	16.166%	22.690%	57,951

(1)	Affiliated fixed income trades with no stated commission.

Exhibit D-5

Fees Paid by the Funds to Affiliates of RIM

The following chart sets forth the amount of administrative fees paid by the Funds to RIFUS for the fiscal year ended October 31, 2025.

	$ Amount Paid	Annual Rate (as a % of average daily net assets)
Fund	2025	2025
Multifactor U.S. Equity Fund	$179,482	0.05%
Equity Income Fund	80,238	0.05%
U.S. Strategic Equity Fund	1,526,092	0.05%
U.S. Small Cap Equity Fund	320,219	0.05%
Multifactor International Equity Fund	64,786	0.05%
International Developed Markets Fund	509,698	0.05%
Global Equity Fund	923,501	0.05%
Sustainable Equity Fund	79,555	0.05%
Emerging Markets Fund	360,860	0.05%
Tax-Managed U.S. Large Cap Fund	4,773,786	0.05%
Tax-Managed U.S. Mid & Small Cap Fund	792,591	0.05%
Tax-Managed International Equity Fund	2,129,368	0.05%
Tax-Managed Real Assets Fund	518,857	0.05%
Opportunistic Credit Fund	227,230	0.05%
Long Duration Bond Fund	189,554	0.05%
Strategic Bond Fund	948,199	0.05%
Investment Grade Bond Fund	474,524	0.05%
Short Duration Bond Fund	204,470	0.05%
Tax-Exempt High Yield Bond Fund	1,042,246	0.05%
Tax-Exempt Bond Fund	2,813,507	0.05%
Global Infrastructure Fund	165,226	0.05%
Global Real Estate Securities Fund	181,089	0.05%
Multi-Strategy Income Fund	139,286	0.05%
Multi-Asset Strategy Fund	274,651	0.05%
Conservative Strategy Fund	27,548	0.04%
Moderate Strategy Fund	53,350	0.04%
Balanced Strategy Fund	262,293	0.04%
Aggressive Strategy Fund	254,333	0.04%
Equity Aggressive Strategy Fund	131,122	0.04%

RIFUS serves as the transfer and dividend disbursing agent for RIC. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIFUS retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.

Exhibit D-6

The following chart sets forth the amount of transfer agency fees paid by the Funds (gross of reimbursements and/or waivers), the amount of transfer agency fees waived and/or amounts reimbursed pursuant to any contractual waiver/reimbursement agreement, and the transfer agency fees net of any such waivers/reimbursements, in each case for the fiscal year ended October 31, 2025.

Fund	Gross Transfer Agency Fees Paid (USD)	Transfer Agency Fees Waived/Amounts Reimbursed (USD)	Net Transfer Agency Fees Paid (USD)
Multifactor U.S. Equity Fund	$128,359	$2,127	$126,232
Equity Income Fund	309,354	48,430	260,924
Sustainable Equity Fund	313,295	47,415	265,880
U.S. Strategic Equity Fund	6,046,329	1,200,190	4,846,139
U.S. Small Cap Equity Fund	1,190,340	322,423	867,917
Multifactor International Equity Fund	74,961	2,285	72,676
International Developed Markets Fund	2,046,212	601,705	1,444,507
Global Equity Fund	2,540,282	289,731	2,250,551
Emerging Markets Fund	1,280,034	239,974	1,040,060
Tax-Managed U.S. Large Cap Fund	19,995,708	2,632,486	17,363,222
Tax-Managed U.S. Mid & Small Cap Fund	3,319,815	1,235,648	2,084,167
Tax-Managed International Equity Fund	8,919,307	1,240,786	7,678,521
Tax-Managed Real Assets Fund	2,173,214	315,763	1,857,451
Opportunistic Credit Fund	809,062	510,476	298,586
Long Duration Bond Fund	610,619	89,178	521,441
Strategic Bond Fund	3,432,460	1,370,190	2,062,270
Investment Grade Bond Fund	1,634,882	490,482	1,144,400
Short Duration Bond Fund	465,444	294,246	171,198
Tax-Exempt High Yield Bond Fund	4,364,927	1,043,720	3,321,207
Tax-Exempt Bond Fund	11,782,824	5,148,286	6,634,538
Global Infrastructure Fund	597,868	101,995	495,873
Global Real Estate Securities Fund	641,603	59,361	582,242
Multi-Strategy Income Fund	417,212	28,802	388,410
Multi-Asset Strategy Fund	972,797	117,466	855,331
Conservative Strategy Fund	129,636	50,933	78,703
Moderate Strategy Fund	251,055	86,576	164,479
Balanced Strategy Fund	1,234,311	515,594	718,717
Aggressive Strategy Fund	1,196,858	8,207	1,188,651
Equity Aggressive Strategy Fund	617,042	6,338	610,704

Russell Investments Financial Services, LLC (the “Distributor” or “RIFIS”)

RIFIS serves as the distributor for the Funds. Certain classes of the Funds pay for distribution-related services and shareholder services pursuant to a Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively, or a Distribution and Shareholder Services Plan (collectively, the “Plans”). As permitted by

Exhibit D-7

the Plans, RIFIS has entered into arrangements with Selling Agents (financial intermediaries that have entered into selling agent agreements to provide sales support services with respect to Fund shares held by or for the customers of the financial intermediaries) and Servicing Agents (investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of certain classes of Fund shares) to perform certain distribution and shareholder services for certain classes of the Funds. The distribution fees and shareholder services fees paid by the Funds to RIFIS are then paid by RIFIS to the Selling Agents and Servicing Agents.

Under the Distribution Plan, the following Funds’ Class C Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal year ended October 31, 2025:

2025
Multifactor U.S. Equity Fund	$32,929
Equity Income Fund	122,311
U.S. Strategic Equity Fund	48,354
U.S. Small Cap Equity Fund	43,875
Multifactor International Equity Fund*	N/A
International Developed Markets Fund	46,641
Global Equity Fund	21,349
Sustainable Equity Fund	145,049
Emerging Markets Fund	21,374
Tax-Managed U.S. Large Cap Fund	356,475
Tax-Managed U.S. Mid & Small Cap Fund	100,899
Tax-Managed International Equity Fund	61,656
Tax-Managed Real Assets Fund	8,259
Opportunistic Credit Fund	11,350
Long Duration Bond Fund*	N/A
Strategic Bond Fund	54,244
Investment Grade Bond Fund	21,612
Short Duration Bond Fund	45,138
Tax-Exempt High Yield Bond Fund	48,825
Tax-Exempt Bond Fund	143,359
Global Infrastructure Fund	11,434
Global Real Estate Securities Fund	39,126
Multi-Strategy Income Fund	22,923
Multi-Asset Strategy Fund	4,062

*	As of October 31, 2025, there were no outstanding Class C Shares of the Multifactor International Equity and Long Duration Bond Funds.

Under the Distribution Plan, the following Funds’ Class A Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal year ended October 31, 2025:

Fund	2025
Multifactor U.S. Equity Fund	$24,960
Equity Income Fund	42,486
U.S. Strategic Equity Fund	65,622
U.S. Small Cap Equity Fund	35,546
Multifactor International Equity Fund*	N/A

Exhibit D-8

International Developed Markets Fund	50,326
Global Equity Fund	34,997
Sustainable Equity Fund	46,366
Emerging Markets Fund	22,906
Tax-Managed U.S. Large Cap Fund	402,829
Tax-Managed U.S. Mid & Small Cap Fund	80,986
Tax-Managed International Equity Fund	121,101
Tax-Managed Real Assets Fund	25,677
Opportunistic Credit Fund	10,950
Long Duration Bond Fund*	N/A
Strategic Bond Fund	46,326
Investment Grade Bond Fund	29,875
Short Duration Bond Fund	21,991
Tax-Exempt High Yield Bond Fund	35,426
Tax-Exempt Bond Fund	108,071
Global Infrastructure Fund	19,449
Global Real Estate Securities Fund	24,073
Multi-Strategy Income Fund	7,079
Multi-Asset Strategy Fund	7,662

*	As of October 31, 2025, there were no outstanding Class A Shares of the Multifactor International Equity and Long Duration Bond Funds.

Under the Shareholder Services Plan, the following Funds’ Class C Shares accrued expenses in the following amounts payable to the Servicing Agents by the Distributor, for the fiscal year ended October 31, 2025:

Fund	Class C
Multifactor U.S. Equity Fund	$10,976
Equity Income Fund	40,770
U.S. Strategic Equity Fund	16,118
U.S. Small Cap Equity Fund	14,625
Multifactor International Equity Fund*	N/A
International Developed Markets Fund	15,547
Global Equity Fund	7,116
Sustainable Equity Fund	48,350
Emerging Markets Fund	7,125
Tax-Managed U.S. Large Cap Fund	118,825
Tax-Managed U.S. Mid & Small Cap Fund	33,633
Tax-Managed International Equity Fund	20,552
Tax-Managed Real Assets Fund	2,753
Opportunistic Credit Fund	3,783
Long Duration Bond Fund*	N/A
Strategic Bond Fund	18,081
Investment Grade Bond Fund	7,204
Short Duration Bond Fund	15,046
Tax-Exempt High Yield Bond Fund	16,275
Tax-Exempt Bond Fund	47,786
Global Infrastructure Fund	3,811
Global Real Estate Securities Fund	13,042
Multi-Strategy Income Fund	7,641
Multi-Asset Strategy Fund	1,354

*	As of October 31, 2025, there were no outstanding Class C Shares of the Multifactor International Equity and Long Duration Bond Funds.

Exhibit D-9

Under the Distribution Plan and the Distribution and Shareholder Services Plan, the following Funds’ Class A, Class C and Class R5 Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal year ended October 31, 2025:

Funds	Class A 2025	Class C 2025	Class R5 2025
Conservative Strategy Fund	$78,929	$182,961	$7,347
Moderate Strategy Fund	168,911	260,109	10,580
Balanced Strategy Fund	806,489	1,318,281	42,397
Aggressive Strategy Fund	851,817	1,089,119	29,071
Equity Aggressive Strategy Fund	329,725	636,032	11,125

Under the Shareholder Services Plan and the Distribution and Shareholder Services Plan, the following Funds’ Class C and Class R5 Shares accrued expenses in the following amounts payable to the Servicing Agents by the Distributor, for the fiscal year ended October 31, 2025:

Funds	Class C	Class R5
Conservative Strategy Fund	$60,987	$7,347
Moderate Strategy Fund	86,703	10,580
Balanced Strategy Fund	439,427	42,397
Aggressive Strategy Fund	363,040	29,071
Equity Aggressive Strategy Fund	212,011	11,125

Exhibit D-10

EXHIBIT E

Approval of Existing Agreement

All Funds (Except LifePoints Funds)

The 1940 Act requires that the Board, including a majority of the Independent Trustees voting separately, approve for an initial term not to exceed two years and, thereafter, approve the continuation of the Existing Agreement and, in the case of Funds employing a managers-of-managers method of investment, the Existing Money Manager Agreements on at least an annual basis, and that the terms and conditions of the Existing Agreement and the terms and conditions of each Existing Money Manager Agreement provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the Existing RIC Agreements at the Existing Agreement Evaluation Meeting. During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds and other services provided by RIM (and its affiliates) and the Money Managers and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of Independent Counsel, also requested and the Board considered: (1) information and reports prepared by RIM relating to the services provided by RIM (and its affiliates) and the Money Managers to the Funds; (2) information and reports prepared by RIM relating to the profitability of each Fund to RIM (and its affiliates); and (3) information received from an independent, nationally recognized provider of investment company information (the “Third-Party Provider”) comparing (i) the performance of the Funds over various time periods and (ii) the Funds’ respective operating expenses as of each Fund’s last fiscal year end, with other peer funds not managed by RIM, believed by the Third-Party Provider and/or by RIM, in the case of the custom peer comparisons, to be generally comparable to the Funds (the “Third-Party Information”). The Third-Party Information provided performance and operating expense comparisons for Class S shares of the Funds, except for the Long Duration Bond Fund, for which the Third-Party Information showed performance comparisons for Class S since first being issued on September 11, 2023, and for Class Y shares prior to that date. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons, and the Fund’s “Expense Group” in the case of operating expense comparisons. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the Existing RIC Agreements are collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIM-managed funds for which the Board has supervisory responsibility (“Other RIM Funds”) with respect to services provided by RIM, RIM’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the Existing RIC Agreements, and the Independent Trustees separately received a memorandum regarding their responsibilities from their Independent Counsel.

At meetings held virtually on April 8, 2026 and April 13, 2026, the Independent Trustees met privately with Independent Counsel to discuss the Agreement Evaluation Information received prior to those dates. On April 14, 2026, Independent Counsel provided a list of follow-up questions and requests to RIM on behalf of the Independent Trustees related to the Agreement Evaluation Information received prior to that date (the “Follow-Up Questions and Requests”). At a meeting held in person on April 20, 2026, the Independent Trustees met privately with Independent Counsel to discuss the Agreement Evaluation Information. At meetings held in person on April 20-21, 2026 (together, the “Agreement Information Review Meeting”), the Board, including the Independent Trustees, in preparation for the Existing Agreement Evaluation Meeting: (1) met in an executive session with a representative of TA Associates, at

Exhibit E-1

which (i) Independent Counsel, (ii) Fund Counsel, (iii) the Chairman and Chief Executive Officer of RIM’s ultimate parent company; (iv) the Chief Financial Officer of RIM and RIM’s ultimate parent company, and (v) the President, Chief Executive Officer and non-Independent Trustee of the Funds, who is also a Director of RIM and Vice Chairman of RIM’s ultimate parent company, were present; (2) met with representatives of RIM, during which, among other things, RIM addressed the Follow-Up Questions and Requests that had not otherwise been addressed; and then (3) the Independent Trustees met in a private session with Independent Counsel at which no representatives of RIM or the Funds’ management were present to further review and discuss the Agreement Evaluation Information received to that date. On the basis of that review, at the conclusion of the Agreement Information Review Meeting, the Independent Trustees requested certain additional information. RIM provided information to the Board in response to those requests on May 5, 2026. On May 11, 2026, the Independent Trustees met by video conference in a private session with Independent Counsel to further discuss the Agreement Evaluation Information provided to date.

At the Existing Agreement Evaluation Meeting, the Independent Trustees again met in person in a private session with Independent Counsel to review the additional or updated Agreement Evaluation Information received to that date. At the Existing Agreement Evaluation Meeting, the Board, including the Independent Trustees, considered the proposed continuance of the Existing RIC Agreements with RIM, Fund management, Independent Counsel and Fund Counsel. The Board considered that the Agreement Evaluation Information and presentations made by RIM at the Agreement Information Review Meeting and the Existing Agreement Evaluation Meeting as part of this review encompassed the Funds and all Other RIM Funds. Information received by the Board, including the Independent Trustees, prior to and at the Agreement Information Review Meeting, the Existing Agreement Evaluation Meeting, and other meetings identified above is included in the Agreement Evaluation Information. Prior to voting at the Existing Agreement Evaluation Meeting, the Independent Trustees again met in private session with Independent Counsel to consider Agreement Evaluation Information received from RIM and management at and prior to the Existing Agreement Evaluation Meeting. The discussion below reflects the culmination of all of these reviews.

In evaluating the Existing RIC Agreements, the Board considered that most of the Funds employ a manager-of-managers method of investment and that such Funds, in employing a manager-of-managers method of investment, operate in a manner that is different from many other investment companies. Specifically, the Board considered that RIM has engaged multiple unaffiliated Money Managers for the Manager-of-Managers Funds and is responsible for paying fees to the Money Managers (“Money Manager Fees”) out of the advisory fees paid by the Manager-of-Managers Funds to RIM for its services under the Existing Agreement. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Manager-of-Managers Fund’s assets to manage directly and for which it selects and trades the individual portfolio securities for the assets assigned to it; (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Manager-of-Managers Fund; or (3) both a discretionary and a non-discretionary assignment. Money Manager Fees for a non-discretionary assignment may be the same as, or lower than, the fees would be for a discretionary assignment with the same Money Manager. The Multifactor U.S. Equity Fund, Multifactor International Equity Fund and Long Duration Bond Fund do not employ a manager-of-managers method of investment and are instead managed only by RIM.

The Board considered that RIM (rather than any Money Manager in the case of Manager-of-Managers Funds) is responsible under the Existing Agreement for determining, implementing and maintaining the investment program for each Fund. In this regard, assets of each Manager-of-Managers Fund are allocated among RIM and the multiple Money Manager strategies selected by RIM for that Fund. RIM may change a Manager-of-Managers Fund’s asset allocation to a Money Manager at any time, including by allocating no Fund assets to one or more Money Manager strategies. In addition, RIM continues to manage the

Exhibit E-2

investment of each Manager-of-Managers Fund’s cash and portions of a Manager-of-Managers Fund during transitions between discretionary Money Managers. RIM also continues to manage directly any portion of each Manager-of-Managers Fund’s assets that RIM determines not to allocate to Money Manager strategies. Most Funds usually, but not always, pursue a strategy of being fully invested by exposing all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed income securities and/or derivatives. This cash “equitization” strategy is managed by RIM and is intended to cause a Fund to perform as though its cash were actually invested in those specified markets or strategies. With respect to the portion of a Manager-of-Managers Fund that RIM manages based upon non-discretionary Money Manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each Money Manager’s strategy through an “enhanced portfolio implementation,” or “emulation,” process designed to capture return streams of multiple Money Managers in a centralized portfolio. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. RIM stated its belief that the Manager-of-Managers Funds benefit from emulation over time due to lower aggregate transaction costs (including the impact of lower trading volume on custody charges) and lower turnover from reduced trading volumes, the potential for additional commission recapture, improved portfolio efficiency and control by enabling the implementation team more options for controlling investment exposures, managing cash flows and rebalances between Money Manager strategies, managing Money Manager transitions and that, for the Tax-Managed U.S. Large Cap Fund, Tax-Managed U.S. Mid & Small Cap Fund, Tax-Managed International Equity Fund and Tax-Managed Real Assets Fund (the “Tax-Managed Equity Funds”), emulation provides a more flexible structure to manage optimal tax lot selection, minimize wash sales, manage holding period, defer realized gains and harvest losses. The Board noted the variety and complexity of investment advisory services that RIM provides to the Funds under the Existing Agreement.

With respect to the Tax-Managed Equity Funds, RIM described the advantages of the active tax management strategies and implementation techniques that RIM employs, which include centralized trading and implementation, taxable gain and loss harvesting activities, capital gain deferral, tax lot management, management of portfolio yield and holding periods and minimization of wash sales, where possible, and how the services provided by RIM to the Funds are differentiated from the services generally provided to other tax-managed investment options. RIM also described value-added services provided by RIM to the Tax-Managed Equity Funds, including the integration of portfolio management decisions and tax-management decisions into one process, managing the trade-off between reducing tracking error and tax-loss harvesting, opportunistic and customized trade timing decisions, and the ability to actively refresh tax lots to minimize chances of future lock-up. The Board also considered information describing new initiatives intended to improve the consistency of excess returns, enhance tax efficiency and strengthen implementation precision for the Tax-Managed U.S. Large Cap Fund and Tax-Managed U.S. Mid & Small Cap Fund.

In the case of Manager-of-Managers Funds, RIM is responsible for selecting (subject to Board approval), overseeing and evaluating the performance results of the Money Managers for each Manager-of-Managers Fund and for actively managing allocations and reallocations of its assets among Money Manager strategies and RIM itself. Each discretionary Money Manager for a Manager-of-Managers Fund in effect performs the function of an individual portfolio manager who is responsible for researching, selecting and trading portfolio securities for the portion of the Manager-of-Managers Fund assigned to it by RIM in accordance with the Manager-of-Managers Fund’s applicable investment objective, policies and restrictions, any specific guidelines placed by RIM upon their selection of portfolio securities, and the Money Manager’s specified role in a Manager-of-Managers Fund. A Money Manager’s primary role is to pursue a particular investment strategy that has been selected and assigned to it by RIM through sector and security selection and risk control measures in a manner that is consistent with its RIM-assigned guidelines. The Money Managers operate subject to the oversight of, and instructions from, RIM. For each Manager-of-Managers

Exhibit E-3

Fund, RIM is responsible for, among other things, providing each Money Manager with the investment guidelines and policies for the Fund and any specific investment restrictions; monitoring the performance of each Money Manager and Fund; generally supervising compliance by the discretionary Money Managers and, as applicable, the non-discretionary Money Managers with each Fund’s investment objective and policies; with respect to Funds with non-discretionary Money Managers, purchasing and selling securities for the Funds based on model portfolios representing the investment recommendations of the non-discretionary Money Managers; managing Fund assets that are not allocated to Money Manager strategies; managing the Funds’ cash balances; and recommending at least annually to the Board whether Existing Money Manager Agreements should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of Existing Money Manager Agreements, RIM is responsible for recommending to the Board additions of new Money Managers, or terminations or replacements of existing Money Managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are, in RIM’s judgment, appropriate. RIM provides each Money Manager with specific investment guidelines based on a Fund’s investment program and RIM’s assessment of the Money Manager’s expertise and investment style whereby RIM attempts to capitalize on the strengths of each Money Manager and to combine their investment activities in a complementary fashion. Therefore, RIM’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of other factors, including anticipated compatibility with other Money Managers in the same Manager-of-Managers Fund. In light of the foregoing, the overall performance of each Manager-of-Managers Fund has reflected, in great part, the performance of RIM in designing the Manager-of-Managers Fund’s investment program, structuring the Manager-of-Managers Fund, selecting effective Money Managers, and allocating assets among the Money Manager strategies and RIM in a manner designed to achieve the investment objectives of the Manager-of-Managers Fund. In the Agreement Evaluation Information, RIM noted the broad array of investment management services provided to the Manager-of-Managers Funds by RIM and the relatively narrow scope of portfolio management services provided to the Manager-of-Managers Funds by Money Managers.

RIM has advised the Board that its portfolio construction process is investment led and designed to be conducted in a manner that is consistent with its fiduciary duties. The objective of RIM’s portfolio construction is to meet a portfolio’s investment objective and established excess return target. In the Agreement Evaluation Information, RIM noted that while it has general goals for Money Manager Fees in the aggregate globally, there are no specific fee targets that are established for individual portfolios, which includes each of the Manager-of-Managers Funds. In the Agreement Evaluation Information, RIM advised the Board that Money Manager Fees, in the aggregate, must allow RIM to remain a going concern with sufficient resources to provide required services to the Funds and to earn a reasonable profit. RIM advised the Board that RIM portfolio managers utilize a number of tools in the portfolio construction process in order to meet a Manager-of-Managers Fund’s objective taking into account Money Manager Fees. These tools include, among others, Money Manager selection, Money Manager allocation, Money Manager Fee negotiations, guideline customization and RIM’s direct management of a portion of the Manager-of-Managers Funds’ assets (as further described below).

The Board considered that the prospectuses for the Manager-of-Managers Funds and other public disclosures have emphasized, and continue to emphasize, to investors RIM’s role as the principal investment manager for each such Manager-of-Managers Fund, rather than the investment selection or recommendation role of the Money Managers, and describe the manner in which the Manager-of-Managers Funds operate so that investors may take that information into account when deciding to purchase shares of any Manager-of-Managers Fund. The Board further considered that Manager-of-Managers Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIM’s reputation and experience in managing the structure of the Manager-of-Managers Funds.

Exhibit E-4

The Board also considered the demands and complexity of managing the Manager-of-Managers Funds pursuant to the manager-of-managers structure, the special expertise of RIM with respect to the manager-of-managers structure of the Manager-of-Managers Funds and the possibility that, at the current expense ratio of each Manager-of-Managers Fund, there might be no acceptable alternative investment managers to replace RIM on comparable terms given the need to continue the manager-of-managers strategy of such Manager-of-Managers Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the structure of the Manager-of-Managers Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating the renewal of the Existing Agreement, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIM;

2. The Advisory Fee, and, in the case of Manager-of-Managers Funds, the fact that RIM pays all Money Manager Fees out of its Advisory Fee;

3. The combined Advisory Fee paid to RIM and the administrative fee paid to RIM’s wholly owned subsidiary for administrative services (the “Administrative Fee,” and together with the Advisory Fee, the “Management Fee”);

4. The performance of the Funds relative to their respective benchmark indices and Comparable Funds;

5. Information provided by RIM as to other fees and benefits received by RIM or its affiliates in connection with the Fund, including any administrative or transfer agent fees, any fees received for management or administration of the fund in which the Funds invest their uninvested cash, and commissions or other compensation in connection with the execution of portfolio securities and foreign exchange transactions;

6. Information provided by RIM as to expenses incurred by the Fund;

7. Information provided by RIM as to the profits that RIM derives from its mutual fund operations generally and from the Fund (excluding sales and client service expenses); and

8. Information provided by RIM concerning economies of scale and whether any scale economies are adequately shared with the Fund.

In connection with the Trustees’ consideration of the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIM and RIM’s ultimate parent company certain initiatives and growth strategies involving new and potential new client relationships, new and expected new product offerings, certain changes in senior personnel and the impact of other recent changes in Russell Investments’ (as defined below) personnel providing services to the Funds. The President and Chief Investment Officer of Russell Investments discussed with the Board the performance of certain Funds, how Russell Investments measures performance success, and recent and planned investment process enhancements.

The Board also discussed the Funds’ compliance program with the CCO, including certain items reported in the annual report of the CCO required under Rule 38a-1 of the 1940 Act (the “Annual CCO Report”). The Annual CCO Report included the status of projects, initiatives and enhancements in the past year related to the compliance program that the CCO identified in connection with last year’s Annual CCO

Exhibit E-5

Report. The Annual CCO Report also included information on the resources of the compliance program and the status of various compliance, operations and technology initiatives previously discussed with the Board. The CCO and Russell Investments’ Global Chief Compliance Officer discussed with the Board, and the Board noted, certain enhancements made to the compliance programs of RIM and the Funds over the past year and suggestions for additional enhancements going forward, certain staffing changes and areas of focus for the upcoming year. The CCO advised the Board that the Funds and RIM, with respect to the services RIM provides to the Funds, have each adopted and effectively implemented written policies and procedures that are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in the 1940 Act).

RIM is an indirect wholly owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates indirectly have a majority ownership interest through alternative investment vehicles and the limited partners of certain private equity funds affiliated with Reverence Capital indirectly have a significant minority controlling ownership interest (as “control” is defined in the 1940 Act) through certain Reverence Capital funds and alternative investment vehicles in Russell Investments. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments.

In connection with the Board’s initial approval of the Existing Agreement in 2015, TA Associates advised the Board of its plans ultimately to effect a sale or other disposition of its ownership interest in Russell Investments. Any such transaction (“Future Transaction”) could cause a change of control of RIM resulting, among other things, in an assignment and termination of the Existing Agreement, as required by the 1940 Act and by the terms and conditions of the Existing Agreement. In the event of a Future Transaction, the Board would be required to consider the approval of the terms and conditions of a replacement agreement (“Successor Agreement”) for the Existing Agreement and, thereafter, to submit the Successor Agreement to each Fund’s shareholders for approval, as required by the 1940 Act. During the executive session with a representative of TA Associates held in connection with the Agreement Information Review Meeting, among other things, the status of TA Associates’ indirect investment in RIM and RIM’s access to sufficient resources to support its activities in respect of the Funds, and the current debt and leverage levels, a recent strategic financing transaction and the current capital structure of Russell Investments Group, Ltd. were discussed. The Board was advised of TA Associates’ commitment to continue to support the same level of services currently being provided by RIM and its affiliates to the Funds. The Board was aware of the public reports regarding a potential sale of Russell Investments by its current owners, including TA Associates, and a member of Russell Investments’ senior management answered questions from the Board and advised the Board that no decision regarding such a sale had been made.

As noted above, RIM, in addition to managing the investment of each Manager-of-Managers Fund’s cash, directly manages a portion (which may represent a significant portion) of the Manager-of-Managers Funds pursuant to the Existing Agreement, with the actual allocation of Manager-of-Managers Fund assets among Money Manager strategies and RIM being determined from time to time by the RIM portfolio manager(s). RIM may utilize tools such as “optimization,” which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication. For certain Funds, RIM may invest in derivative instruments and may use derivatives to take both long and short positions. RIM’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” While no new direct management strategies were implemented in 2025, the Board has been advised that, where appropriate in its judgment, RIM may continue exploring the possible addition of new or expansion of existing Direct Management Services. Therefore, larger portions of certain Manager-of-Managers Funds may be managed directly by RIM pursuant to the Direct Management Services.

Exhibit E-6

According to RIM, for the Manager-of-Managers Funds, its portfolio managers combine Money Manager strategies and, through RIM’s Direct Management Services, align exposures with RIM’s preferred positioning by seeking to precisely manage portfolio exposures as well as to generate alpha as they construct portfolios. RIM’s Direct Management Services are customized portfolios directly managed by RIM for use within the total portfolio of a Manager-of-Managers Fund. RIM’s Direct Management Services are used in conjunction with allocations to Money Manager strategies to fully reflect RIM’s strategic and dynamic insights with integrated liquidity and risk management.

The Board considered that RIM is not required to pay Money Manager Fees to any Money Managers with respect to assets for which it provides Direct Management Services and that the profits derived by RIM generally and from the Manager-of-Managers Funds consequently may be increased, although RIM noted that it incurs additional costs in providing Direct Management Services. RIM advised the Board that allocations, or increased allocations, of Manager-of-Managers Fund assets to Direct Management Services, together with Money Manager selection, allocations among Money Manager strategies, renegotiation of Money Manager Fees and changes in existing Money Manager assignments from discretionary to non-discretionary assignments where there is a related Money Manager Fee reduction may reduce its costs of providing investment advisory services to the Manager-of-Managers Funds, which would benefit RIM. The Board considered RIM’s advice that any such benefit, including any increased profits to RIM, ultimately may be partially offset by the impact of any new or additional fee waivers or expense caps separately agreed upon and implemented from time to time for the affected Manager-of-Managers Funds and any costs of incremental investments or increased cost allocations that RIM may incur to support Direct Management Services. The Board also considered information provided by RIM as to the potential benefits of the Direct Management Services to the Manager-of-Managers Funds, and the fact that the aggregate Advisory Fees paid by the Manager-of-Managers Funds are not increased as a result of RIM’s direct management of Manager-of-Managers Fund assets as part of the Direct Management Services or otherwise.

The Board noted that changes in the allocation of assets among Money Manager strategies, to Direct Management Services or in connection with asset allocation programs offered by RIM, as well as changes in the allocation of affiliated funds-of-funds’ assets among the Funds, may result directly in higher related costs to affected Funds, including higher brokerage commissions and other transaction costs, a portion of which is paid to RIM’s affiliated broker in connection with execution of portfolio transactions in connection with such changes.

RIM advised the Board that, in order to preserve flexibility and to manage risks, and consistent with the terms of the manager-of-managers exemptive order, in 2019 RIM created Money Manager “bench” lineups for certain Manager-of-Managers Funds, whereby those Manager-of-Managers Funds have Board-approved Existing Money Manager Agreements with Money Managers that are not funded (i.e., have an asset allocation of zero). In the Agreement Evaluation Information, RIM advised the Board that the opportunity to decrease a Money Manager’s allocation to zero, but not terminate the Money Manager, allows RIM to potentially realize gains from strategies that may have been overly rewarded in the marketplace over the short to medium term, or provide the opportunity to retain capacity with a Money Manager that may otherwise be closed to new business. The Board noted that RIM does not believe there are any detriments to the Manager-of-Managers Funds or RIM from the use of a Money Manager bench. RIM has advised the Board that RIM may add Money Managers to, or remove Money Managers from, a Money Manager bench lineup for Manager-of-Managers Funds, or create Money Manager bench lineups for additional Manager-of-Managers Funds.

Exhibit E-7

The Agreement Evaluation Information outlined various changes that have been implemented in the investment program for the Funds in recent years and described additional changes that have been implemented or are underway, and the impact of such changes, to the investment advisory services provided to the Funds by RIM, which the Trustees took into account in their contract renewal deliberations, including the following:

•

Most discretionary Money Manager equity assignments for Manager-of-Managers Funds were previously converted to non-discretionary assignments, thereby implementing emulation for those Money Manager equity assignments. The Board considered the potential impacts described in the Agreement Evaluation Information, both positive and negative, on the Manager-of-Managers Funds of emulation. RIM noted that, in implementing emulation for most equity assignments for the Manager-of-Managers Funds, it assumes various additional risks, including trade error risk, as it takes over responsibility for trading. RIM generally effects Fund equity portfolio transactions through an affiliated broker that receives a portion of the commissions paid by the Funds for effecting some of these transactions. For such equity transactions, the Funds pay RIM’s affiliated broker dealer commission rates that are determined by an oversight committee of RIM. According to RIM, the Funds pay the same commission rates regardless of whether the affiliated broker dealer receives any portion of the commission. RIM noted certain enhancements in recent years to the emulation process, including increasing the frequency of receipt of certain Money Manager model portfolios, the utilization of a risk-based portfolio dashboard and model liquidity monitoring. While RIM generally implements Money Manager equity strategies via emulation, RIM has determined and may determine that certain Money Manager equity strategies should be implemented by Money Managers on a discretionary basis.

•

RIM has renegotiated fees with certain Money Managers to lower levels and advised the Board that it will continue to assess opportunities for Money Manager Fee reductions in the future and described factors that may be considered in determining whether to renegotiate fees. RIM advised the Board that it has not experienced, and does not expect to experience, any diminution in the nature, scope or quality of services provided by Money Managers as a result of renegotiated Money Manager Fees.

•	Investment strategy, name and benchmark changes for the Sustainable Equity Fund (formerly, Sustainable Aware Equity Fund).

•	Benchmark and name changes for certain Funds to comply with new SEC regulations.

•

RIM has developed an evolution in its portfolio construction process that RIM intends to initially implement for the U.S. Strategic Equity Fund and Tax-Managed U.S. Large Cap Fund, where all Fund assets other than a Fund’s liquidity reserve will be allocated to Money Manager strategies and the Direct Management Services described above will be eliminated, with RIM managing benchmark relative exposures by systematically adjusting the weights of securities in non-discretionary Money Managers’ model portfolios.

•

RIM is advancing a coordinated set of initiatives intended to improve the consistency of excess returns, enhance tax efficiency, and strengthen implementation precision for the Tax-Managed U.S. Large Cap Fund and Tax-Managed U.S. Mid & Small Cap Fund.

Exhibit E-8

In evaluating the Funds’ Advisory Fees and Management Fees, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIM noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives.

To assist the Board’s evaluation of the Advisory Fees, Management Fees and total expenses of Funds with changes to their Advisory Fee waivers and expense caps that were implemented during or after fiscal year 2025, RIM provided comparisons and discussion of the Management Fees and total expenses of such Funds on an adjusted basis to reflect the annualized impact of changes to Advisory Fee waivers and expense caps, as applicable, that were implemented during or after fiscal year 2025.

The Third-Party Information included, among other things, comparisons of the Funds’ Management Fees with the management fees of their Comparable Funds on an actual basis (i.e., giving effect to any fee waivers, expense caps and/or breakpoints implemented by RIM with respect to a Fund and by the managers of such Fund’s Comparable Funds). The Third-Party Information showed, among other things, that the Tax-Managed U.S. Large Cap Fund, Tax-Managed U.S. Mid & Small Cap Fund, Tax-Managed International Equity Fund, Strategic Bond Fund and Short Duration Bond Fund each had a Management Fee which, compared with the management fees of its respective Expense Group’s Comparable Funds, was ranked in the fourth or fifth quintile of its Expense Group for that expense component. The Management Fees for each of the other Funds ranked in the third quintile of its Expense Group, or better. In these rankings, the first quintile represents funds with the lowest management fees among funds in the Expense Group, and the fifth quintile represents funds with the highest management fees among funds in the Expense Group. The comparisons were based upon the latest fiscal years for the Expense Group funds and the Third-Party Information.

In discussing the Funds’ Management Fees generally, RIM noted, among other things, that its Management Fees for the Funds encompass services that are typical to services provided by investment advisers to the Funds’ Comparable Funds, as well as transition management services that enable efficient and cost-effective asset transition events and the administration of a cash equitization program.

RIM also advised the Board that its pre-tax profit margin from its relationships with the Funds increased in 2025, and RIM’s 2025 pre-tax profit margin in providing investment advisory services to the Funds is slightly higher than the median of the operating profit margins of public investment management company peers (in each case, including sales and client service expenses) based on a survey conducted as of September 30, 2025 reflecting the prior 12 months.

The Board considered each Fund’s Advisory Fee and Management Fee on both a standalone basis and in the context of the Fund’s total expense ratio. The Board also considers the various expense components, other than the Advisory Fee and Management Fee, that comprise each Fund’s total expense ratio, and the extent to which such expense components contribute to each Fund’s total expense rankings within its Expense Group. The Board has engaged, and continues to engage, in discussions with RIM to identify opportunities, where appropriate, for improving the Advisory Fee, Management Fee and/or total expense comparisons for certain Funds relative to their respective Comparable Funds through Advisory Fee waivers, expense caps or breakpoints in such Fund’s Advisory Fee schedule.

At the Agreement Information Review Meeting and the Existing Agreement Evaluation Meeting, the Board reviewed and discussed with RIM the Management Fees and total expense ratios of the Funds relative to their respective Comparable Funds, including the fee waivers or expense caps RIM had previously implemented and agreed to implement in the future to reduce Management Fees and/or total expenses for certain Funds, and Comparable Fund fee and expense trending year-over-year. Based on that review and discussions with RIM, including discussions with RIM regarding the reasonableness of various components of certain Funds’ total expense ratio other than its Management Fee, the Independent Trustees will continue to evaluate and engage in ongoing discussions with management regarding Management Fee and total expense comparisons.

Exhibit E-9

With respect to each Fund with a Management Fee ranked in the fourth or fifth quintile of its Expense Group, RIM expressed its belief that the Fund’s Management Fee was fair and reasonable notwithstanding the Third-Party Information comparisons, based on, and as discussed in, the Agreement Evaluation Information.

With respect to the Tax-Managed U.S. Large Cap Fund, the Board considered that the Fund is designed to maximize after-tax returns, and was advised by RIM that none of the Comparable Funds in the Fund’s Expense Group offer the additional active tax management services that are applied to the Fund. In considering the Fund’s Management Fee rankings, the Board took account of the Fund’s favorable after-tax, pre-liquidation performance rankings relative to its Comparable Funds. The Independent Trustees requested and considered additional information from RIM regarding planned initiatives intended to improve the consistency of excess returns, enhance tax efficiency and strengthen implementation precision for the Fund, and additional data and analysis of the peer-relative after-tax performance of the Fund. The Board further considered that, after considering a request from the Independent Trustees, RIM agreed to implement additional Advisory Fee breakpoints in the Fund’s Advisory Agreement fee schedule for assets that exceed certain thresholds.

With respect to the Tax-Managed U.S. Mid & Small Cap Fund, the Board considered that the Fund is designed to maximize after-tax returns, and was advised by RIM that none of the Comparable Funds in the Fund’s Expense Group offer the additional active tax management services that are applied to the Fund. In considering the Fund’s Management Fee rankings, the Board took account of the Fund’s favorable 10-year after-tax, pre-liquidation performance ranking relative to its Comparable Funds. The Independent Trustees requested and considered additional information from RIM regarding planned initiatives intended to improve the consistency of excess returns, enhance tax efficiency and strengthen implementation precision for the Fund, and additional data and analysis of the peer-relative after-tax performance of the Fund.

With respect to the Tax-Managed International Equity Fund, the Board considered that, at the request of RIM, the Third-Party Provider prepared comparisons of the Fund’s fees and expenses within a custom blend of two categories of peer funds (foreign large blend funds and diversified emerging markets funds) (the “Custom Expense Comparison”). The Board considered the Fund’s Management Fee relative to the management fees of the Comparable Funds of both the Expense Group and Custom Expense Comparison and noted that the Fund’s Management Fee had a small variance to the third quintile of its Custom Expense Comparison. In considering the Fund’s Management Fee rankings, the Board took account of the Fund’s favorable 1-, 5- and 10-year after-tax, pre-liquidation performance rankings relative to the constituents of its Custom Expense Comparison. The Board considered that, after considering a request from the Independent Trustees, RIM agreed to implement an additional Advisory Fee breakpoint in the Fund’s Advisory Agreement fee schedule for assets that exceed a certain threshold.

For the Tax-Managed Equity Funds, the Board also considered comparisons of 2025 capital gains distributions as a percentage of NAV and the tax cost ratios of the Tax-Managed Equity Funds relative to their respective Morningstar category averages. In addition, RIM provided comparative information which included investment minimums, management fees, net expense ratios, estimated cash flows, tax cost ratios, estimated capital gains and performance for three of the Tax-Managed Equity Funds relative to third-party funds that use tax-management techniques, and explained the reasons for RIM’s belief that certain of the third-party funds are not comparable to the Tax-Managed Equity Funds, including, among other things, differences in tax-management processes and services and distribution channels. The Board further considered the meaningful cash inflows into the Tax-Managed Equity Funds over the past five years and the implication from such inflows that shareholders value the tax-managed services provided by RIM to these Funds.

Exhibit E-10

With respect to the Strategic Bond Fund, the Board considered that the Fund’s Management Fee had a small variance to the third quintile of its Expense Group. The Board further considered the Advisory Fee waivers that RIM implemented for the Fund in 2024.

With respect to the Short Duration Bond Fund, the Board considered the Advisory Fee waiver that RIM implemented for the Fund in 2024, and that, after considering a request from the Independent Trustees, RIM agreed to implement additional Advisory Fee waivers for the Fund in the future. The Board noted that, while in effect, these Advisory Fee waivers will have a beneficial effect on comparisons of the Fund’s Management Fee relative to the management fees of its Comparable Funds.

Based upon information provided by RIM, the Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board considered, among other things, the variability of Money Manager Fees and other factors associated with the manager-of-managers structure employed by the Manager-of-Managers Funds, as well as net Fund redemptions or purchases in recent years.

With respect to each Fund, the Board considered any Advisory Fee waivers or expense caps that had been implemented in the past year and those proposed to be implemented in the future. In addition, the Board, in the case of certain Funds, considered Advisory Fee breakpoints that previously had been implemented and that RIM agreed to implement in the future.

The Board also considered that the advisory fee rates payable to RIM by Other RIM Funds and fee rates payable to RIM or its affiliates by other registered investment companies and by institutional clients with investment objectives similar to those of the Funds in some cases are lower than the advisory fee rates paid by the Funds. The Trustees considered RIM’s explanation that the advisory fees payable to RIM by the Funds and the Other RIM Funds reflect, among other things, differences in the type of product, distribution channel and investors. The Trustees also considered the differences in the nature and scope of services RIM provides to other registered investment companies and institutional clients relative to those provided to the Funds. With respect to institutional clients, RIM explained, among other things, that institutional products have fewer compliance, administrative, client servicing/ communication and other needs than the Funds. RIM also noted that due to the number and nature of investors, along with their varied needs for liquidity, there is more portfolio liquidity management and cash flow management required for the Funds than for RIM’s and its affiliates’ institutional clients, where assets are relatively stable. In addition, RIM noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to such institutional clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Equity Income Fund, U.S. Strategic Equity Fund, U.S. Small Cap Equity Fund, International Developed Markets Fund, Global Equity Fund, Emerging Markets Fund, Tax-Managed U.S. Large Cap Fund, Tax-Managed U.S. Mid & Small Cap Fund, Tax-Managed International Equity Fund, Opportunistic Credit Fund, Long Duration Bond Fund, Strategic Bond Fund, Investment Grade Bond Fund, Short Duration Bond Fund, Tax Exempt High Yield Bond Fund, Tax Exempt Bond Fund, Global Infrastructure Fund, Global Real Estate Securities Fund, Multi-Strategy Income Fund and Multi-Asset Strategy Fund each ranked in the fourth or fifth quintile of its Expense Group. The total expenses for each of the other Funds, ranked in the third quintile of its Expense Group, or better. In these rankings, the first quintile represents funds with the lowest total expenses among funds in the Expense Group and the fifth quintile represents funds with the highest total expenses among funds in the Expense Group.

Exhibit E-11

With respect to each Fund with total expenses ranked in the fourth or fifth quintile of its Expense Group, RIM expressed its belief that the Fund’s total expense ratio was fair and reasonable notwithstanding the Third-Party Information comparisons, based on, and as discussed in, the Agreement Evaluation Information.

With respect to the Equity Income Fund, the Board considered the small variance of the Fund’s total expenses to the third quintile of its Expense Group. The Board further considered that the Fund’s Management Fee ranked in the second quintile of its Expense Group.

With respect to the U.S. Strategic Equity Fund, the Board considered the variance of the Fund’s total expenses to the third quintile of its Expense Group. The Board further considered that the Fund’s Management Fee ranked in the third quintile of its Expense Group.

With respect to the U.S. Small Cap Equity Fund, the Board considered the variance of the Fund’s total expenses to the third quintile of its Expense Group. The Board further considered that the Fund’s Management Fee ranked in the second quintile of its Expense Group.

With respect to the International Developed Markets Fund, the Board considered that the Fund’s Management Fee ranked in the third quintile of its Expense Group.

With respect to the Global Equity Fund, the Board considered that the Fund’s Management Fee ranked in the second quintile of its Expense Group.

With respect to the Emerging Markets Fund, the Board considered that the Fund’s Management Fee ranked in the third quintile of its Expense Group.

With respect to the Tax-Managed U.S. Large Cap Fund, the Board considered that the Fund is designed to maximize after-tax returns, and RIM’s advice that none of the Comparable Funds in the Fund’s Expense Group offers the additional active tax management services that are applied to the Fund. In considering the Fund’s total expense rankings, the Board took account of the Fund’s favorable after-tax, pre-liquidation performance rankings relative to its Comparable Funds. The Independent Trustees requested and considered additional information from RIM regarding planned initiatives intended to improve the consistency of excess returns, enhance tax efficiency and strengthen implementation precision for the Fund, and additional data and analysis of the peer-relative after-tax performance of the Fund. The Board further considered that, after considering a request from the Independent Trustees, RIM agreed to implement additional Advisory Fee breakpoints in the Fund’s Advisory Agreement fee schedule for assets that exceed certain thresholds.

With respect to the Tax-Managed U.S. Mid & Small Cap Fund, the Board considered that the Fund is designed to maximize after-tax returns, and was advised by RIM that none of the Comparable Funds in the Fund’s Expense Group offers the additional active tax management services that are applied to the Fund. In considering the Fund’s total expense rankings, the Board took account of the Fund’s favorable 10-year after-tax, pre-liquidation performance ranking relative to its Comparable Funds. The Independent Trustees requested and considered additional information from RIM regarding planned initiatives intended to improve the consistency of excess returns, enhance tax efficiency and strengthen implementation precision for the Fund, and additional data and analysis of the peer-relative after-tax performance of the Fund.

Exhibit E-12

With respect to the Tax-Managed International Equity Fund, the Board considered the Fund’s total expenses relative to the total expenses of the Comparable Funds of both the Expense Group and Custom Expense Comparison and noted the small variance of the Fund’s total expenses to the third quintile of its Custom Peer Comparison. In considering the Fund’s total expense rankings, the Board took account of the Fund’s favorable 1-, 5- and 10-year after-tax, pre-liquidation performance rankings relative to the constituents of its Custom Expense Comparison. The Board considered that, after considering a request from the Independent Trustees, RIM agreed to implement an additional Advisory Fee breakpoint in the Fund’s Advisory Agreement fee schedule for assets that exceed a certain threshold.

With respect to the Opportunistic Credit Fund, the Board considered the small variance of the Fund’s total expenses to the third quintile of its Expense Group. The Board further considered that the Fund’s Management Fee ranked in the third quintile of its Expense Group. The Board also considered the Advisory Fee waivers that RIM implemented for the Fund in 2024, 2025 and 2026.

With respect to the Long Duration Bond Fund, the Board considered the small variance of the Fund’s total expenses to the third quintile of its Expense Group. The Board further considered that the Fund’s Management Fee ranked in the second quintile of its Expense Group.

With respect to the Strategic Bond Fund, the Board considered the small variance of the Fund’s total expenses to the third quintile of its Expense Group. The Board further considered the small variance of the Fund’s Management Fee to the third quintile of its Expense Group. The Board also considered the Advisory Fee waivers that RIM implemented for the Fund in 2024.

With respect to the Investment Grade Bond Fund, the Board considered the small variance of the Fund’s total expenses to the third quintile of its Expense Group. The Board further considered that the Fund’s Management Fee ranked in the second quintile of its Expense Group.

With respect to the Short Duration Bond Fund, the Board considered the Advisory Fee waiver that RIM implemented for the Fund in 2024, and that, after considering a request from the Independent Trustees, RIM agreed to implement additional Advisory Fee waivers for the Fund in the future. The Board noted that, while in effect, these Advisory Fee waivers will have a beneficial effect on comparisons of the Fund’s total expenses relative to the total expenses of its Comparable Funds

With respect to the Tax-Exempt High Yield Bond Fund, the Board considered that the Fund’s total expenses had a small variance to the third quintile of its Expense Group, and that the Fund’s Management Fee ranked in the first quintile of its Expense Group. RIM noted the Fund’s outperformance relative to its Performance Universe average over the 3-, 5- and 10-year periods.

With respect to the Tax-Exempt Bond Fund, the Board considered the variance of the Fund’s total expenses to the third quintile of its Expense Group, and that the Fund’s Management Fee ranked in the third quintile of its Expense Group. RIM noted the Fund’s outperformance relative to its Performance Universe average over the 3-, 5- and 10-year periods.

With respect to the Global Infrastructure Fund, the Board considered the variance of the Fund’s total expenses to the third quintile of its Expense Group, and that the Fund’s Management Fee ranked in the second quintile of its Expense Group. The Board further considered the Fund’s outperformance relative to its Performance Universe average over the 1-, 3- and 5-year periods.

With respect to the Global Real Estate Securities Fund, the Board considered the variance of the Fund’s total expenses to the third quintile of its Expense Group, and that the Fund’s Management Fee ranked in the third quintile of its Expense Group.

Exhibit E-13

With respect to the Multi-Strategy Income Fund, the Board considered that the Fund’s total expenses had a small variance to the third quintile of its Expense Group, and that the Fund’s Management Fee ranked in the first quintile of its Expense Group.

With respect to the Multi-Asset Strategy Fund, the Board considered the variance of the Fund’s total expenses to the third quintile of its Expense Group, and that the Fund’s Management Fee ranked in the second quintile of its Expense Group.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIM during the course of the year and prior years, or presented at or in connection with the Agreement Information Review Meeting and Existing Agreement Evaluation Meeting by RIM and its affiliates, the Board, in respect of each Fund, after giving effect to any applicable fee waivers and/or expense caps and Advisory Fee breakpoints, and considering any differences in the investment strategies of its respective Comparable Funds and in light of other factors discussed above: (1) found that the Advisory Fee and Administrative Fee were acceptable in light of the nature, scope and overall quality of the investment advisory and other services provided, and expected to be provided, to the Fund and to provide continuity of investment advisory and other services by RIM and its affiliates to the Fund; (2) either found that the relative expense ratio of the Fund was comparable to those of its Comparable Funds or took into account the factors noted above in considering the relative expense ratio as compared to those of its Comparable Funds; (3) found that the other benefits and fees received by RIM or its affiliates from the Fund identified in the Agreement Evaluation Information were not considered to be excessive; (4) found that RIM’s reported profitability with respect to the Fund was not considered to be excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIM and applicable judicial and regulatory guidance; and (5) found that the Advisory Fee charged by RIM appropriately reflects any economies of scale realized by such Fund in light of various factors, including the Advisory Fee breakpoints that are in place, and those agreed to be implemented in the future, for certain Funds; in the case of Manager-of Managers Funds, the variability of Money Manager Fees and other factors associated with the manager-of-managers structure; and RIM’s advice that it does not believe it will experience meaningful economies of scale.

The Board concluded that, under the circumstances and based on RIM’s performance information and reviews for each Fund, the performance of each of the Funds supported the continuation of the Existing Agreement. In assessing the performance of the Funds, the Board focused on each Fund’s performance for the 3-year period ended December 31, 2025 as most relevant, but also considered Fund performance for the 1- and 5-year periods ended on such date. The Board’s consideration of the performance of the Tax-Managed Equity Funds also included the 5- and 10-year periods in light of RIM’s estimation of longer holding periods of shareholders of such Funds relative to non-tax-managed funds. In reviewing the Funds’ performance generally, the Board took into consideration various steps taken by RIM in the past few years to enhance the performance of certain Manager-of-Managers Funds, including changes in Money Managers or their allocations and changes to investment strategies, which may not yet be fully reflected in Fund investment results. With respect to the Tax-Managed Equity Funds, the Board considered each Fund’s after-tax performance on a pre-liquidation and a post-liquidation basis.

With respect to the Sustainable Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for each of the 1-, 3- and 5-year periods ended December 31, 2025. For the 3-year period, RIM noted that the Fund’s preference for smaller market capitalization stocks was a key detractor. RIM further noted that the Fund’s peer relative sector positioning had a negative impact, as an underweight to communication services and overweight to health care also detracted from Fund performance. The Board considered that certain of the Fund’s investment strategies, its primary benchmark and Money Managers changed in March 2026, resulting in a different Performance Universe for the Fund going forward.

Exhibit E-14

With respect to the U.S. Small Cap Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2025, and was ranked in the third quintile of its Performance Universe for each of the 1- and 5-year periods ended on such date. For the 3-year period, RIM noted that the Fund’s modest overweight to stocks with stronger value characteristics relative to peers was a headwind overall, as value-oriented stocks underperformed growth-oriented stocks in the U.S. small-cap market. RIM further noted that the Fund’s peer relative sector positioning had a negative impact overall, with underweights to the outperforming industrials and technology sectors detracting from performance results. The Board considered that a Money Manager change made in 2025 has contributed positively to the Fund’s performance.

With respect to the International Developed Markets Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for each of the 1- and 3-year periods ended December 31, 2025, and was ranked in the second quintile of its Performance Universe for the 5-year period ended on such date. For the 3-year period, RIM noted that the Fund’s tilt toward stocks with lower volatility and smaller market capitalization relative to peers was the primary headwind, as the most volatile and largest market capitalization stocks outperformed within the international equity market. RIM further noted that the Fund maintained a lower exposure to growth and momentum stocks, and an underweight to the information technology sector, each of which detracted from performance.

With respect to the Tax-Managed Real Assets Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2025, and was ranked in the second quintile of its Performance Universe for the 1-year period and the first quintile of its Performance Universe for the 5-year period ended on such date. RIM noted that performance differences between the Fund and its Performance Universe are primarily driven by the diverse set of investment strategies and product compositions among the constituents of its Performance Universe, as the Performance Universe includes strategies with exposure to a broad range of sectors not limited to real assets. RIM further noted that the listed real assets sector underperformed relative to broader global equities.

With respect to the Strategic Bond Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for each of the 3- and 5-year periods ended December 31, 2025, and ranked in the third quintile of its Performance Universe for the 1-year period ended on such date. RIM noted that in 2023 and 2024, the Fund maintained an overweight duration position compared to its Comparable Funds, which detracted from relative performance in an environment where interest rates rose and remained volatile, and had lower high yield exposure relative to its Comparable Funds, which was a slight drag on performance. RIM further noted that the Fund’s underweight to agency mortgage-back securities and high yield securities relative to its Comparable Funds dragged on performance in 2025. The Board considered that a Money Manager change made in 2024 has contributed positively to the Fund’s performance.

With respect to the Investment Grade Bond Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2025, and was ranked in the second quintile of its Performance Universe for the 1-year period and the fifth quintile of its Performance Universe for the 5-year period ended on such date. RIM attributed the Fund’s relative underperformance to its Comparable Funds tending to hold a larger overweight to credit sectors, which benefit during risk rallies. RIM noted that in 2023, the Fund’s overweight duration position and overweight to government bonds each detracted from performance. RIM further noted that in 2024, an overweight duration position and underweight to spread duration in corporate credit relative to the Comparable Funds dragged on performance as rates increased in the first and fourth quarters and corporate credit spreads tightened during the year. RIM noted that the Fund’s underweight to agency mortgage-back securities relative to its Comparable Funds dragged on performance in 2025.

Exhibit E-15

With respect to the Short Duration Bond Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for each of the 3- and 5-year periods ended December 31, 2025, and was ranked in the third quintile of its Performance Universe for the 1-year period ended on such date. RIM noted that the Fund’s Comparable Funds have tended to maintain a larger overweight to securitized sectors which benefit during risk rallies. RIM noted that for 2023, the Fund maintained an overweight to higher quality bonds, which detracted from performance as lower quality bonds outperformed amid spreads tightening during the year. RIM further noted that in 2024, a lower allocation to asset-backed securities, compared to its Comparable Funds dragged on performance, as securitized credit outperformed during the year. According to RIM, the Fund’s underweight duration relative to its Comparable Funds detracted from performance in 2025 as front-end rates rallied during the year. The Board considered that a Money Manager change made in 2024 has contributed positively to the Fund’s performance.

The performance of each of the other Funds ranked in the third quintile of its Performance Universe or better for the 3-year period ended December 31, 2025.

In evaluating performance, the Board considered each Fund’s performance not only relative to its Comparable Funds, but also in absolute terms and relative to appropriate benchmarks and indices. The Board considered the Manager-of-Managers Funds’ performance relative to their primary or secondary benchmarks, whichever RIM uses to assess Fund performance, in light of RIM’s advice that its investment philosophy and process seek to combine investment managers to produce benchmark-beating returns with above-average consistency. With respect to the Manager-of-Managers Funds, for the 1-year period ended December 31, 2025, the Global Equity Fund, Emerging Markets Fund, Strategic Bond Fund, Short Duration Bond Fund, Multi-Strategy Income Fund and Multi-Asset Strategy Fund outperformed their respective benchmarks; for the 3-year period ended December 31, 2025, the Opportunistic Credit Fund, Short Duration Bond Fund, Tax-Exempt High Yield Bond Fund, Tax-Exempt Bond Fund and Multi-Strategy Income Fund outperformed their respective benchmarks; and for the 5-year period ended December 31, 2025, the U.S. Small Cap Equity Fund, Short Duration Bond Fund, Tax-Exempt High Yield Bond Fund and Tax-Exempt Bond Fund outperformed their respective benchmarks. With respect to the Funds that are not Manager-of-Managers Funds, none of the Funds outperformed its benchmark for the 1-, 3- or 5-year periods ended December 31, 2025.

The Board also considered the Money Manager changes that have been made during the past year and that the performance of Money Managers continues to impact Manager-of-Managers Fund performance for periods prior and subsequent to their termination. Further, the Board considered the implementation of additional strategies or refinements to strategies discussed in the Agreement Evaluation Information and/or prior Board meetings that have been and may be employed by RIM in respect of certain Funds.

After considering the foregoing and other relevant factors, including factors described above, the Board concluded in respect of each Fund that continuation of the Existing Agreement would be in the best interest of such Fund and its shareholders and voted to approve the continuation of the Existing Agreement.

At the Agreement Information Review Meeting and Existing Agreement Evaluation Meeting, with respect to the evaluation of the terms of Existing Money Manager Agreements with Money Managers for the Manager-of-Managers Funds, the Board received and considered information from RIM reporting, among other things, for each Money Manager: the Money Manager’s performance over various periods; RIM’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIM or Russell Investments Financial Services, LLC, the Funds’ underwriter; and

Exhibit E-16

RIM’s recommendation to retain each discretionary or non-discretionary Money Manager on the current terms and conditions, including at the current fee rate. The Board received reports during the course of the year from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIM did not identify any benefits from the Manager-of-Managers Funds’ portfolio transactions received by Money Managers or their affiliates other than potential benefits from soft dollar arrangements or commissions paid to any affiliated broker-dealer through which a discretionary Money Manager may execute trades.

RIM recommended that each of the Money Managers be retained for its current discretionary or non-discretionary assignment at its current fee rate. In doing so, RIM, as it has in the past, advised the Board that it does not regard Money Manager profitability or economies of scale as relevant to its evaluation of the Existing Money Manager Agreements with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM is aware of the standard fee rates charged by Money Managers to other clients; and RIM believes that the fees agreed upon with Money Managers are reasonable and appropriate in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIM’s explanation of the relevance of Money Manager profitability in light of RIM’s belief that such fees are reasonable; the Board’s findings as to the acceptability of the Advisory Fee paid by each Manager-of-Managers Fund; and the fact that each Money Manager’s fee is paid by RIM.

Based upon RIM’s recommendations, together with relevant Agreement Evaluation Information, the Board concluded that the fees paid to the Money Managers of each Manager-of-Managers Fund are acceptable in light of RIM’s assessment of the quality of the investment advisory services provided and that continuation of the Existing Money Manager Agreement with each Money Manager of each Manager-of-Managers Fund would be in the best interests of the Manager-of-Managers Fund and its shareholders.

*   *   *

This discussion is not intended to include all of the factors and information considered by the Board. In their deliberations, the Trustees did not identify any particular information as to the Existing Agreement or, other than RIM’s recommendation, the Existing Money Manager Agreement with any Money Manager for a Manager-of-Managers Fund that was all-important or controlling, except, in the case of the Existing Agreement, the need to continue the managers-of-managers structure of the Manager-of-Managers Funds, and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

LifePoints Funds

The 1940 Act requires that the Board, including a majority of the Independent Trustees voting separately, approve for an initial term not to exceed two years and, thereafter, approve the Existing Agreement and the Existing Money Manager Agreements with each Money Manager of the funds in which the Funds invest (the “Underlying Funds”) on at least an annual basis and that the terms and conditions of the Existing Agreement and the terms and conditions of each Existing Money Manager Agreement provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the Existing RIC Agreements at the Existing Agreement Evaluation Meeting. During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds and Underlying Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds and other services provided by RIM (and its affiliates) and the Money Managers and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice

Exhibit E-17

and assistance of Independent Counsel, also requested and the Board considered: (1) information and reports prepared by RIM relating to the services provided by RIM (and its affiliates) and the Money Managers to the Funds and the Underlying Funds; (2) information and reports prepared by RIM relating to the profitability of each Fund and Underlying Fund to RIM (and its affiliates); and (3) information received from the Third-Party Provider comparing (i) the performance of the Funds and the Underlying Funds over various time periods and (ii) the Funds’ and the Underlying Funds’ respective operating expenses as of each Fund’s last fiscal year end, with other peer funds not managed by RIM, believed by the Third-Party Provider to be generally comparable to the Funds and the Underlying Funds (the “LifePoints Third-Party Information”). The LifePoints Third-Party Information provided performance comparisons for Class S shares and operating expense comparisons for Class A shares of the Funds, and performance comparisons and operating expense comparisons for Class S shares of the Underlying Funds, except for the Long Duration Bond Fund, for which the LifePoints Third-Party Information showed performance comparisons for Class S since first being issued on September 11, 2023, and for Class Y shares prior to that date. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons, and the Fund’s “Expense Universe” in the case of operating expense comparisons. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the Existing RIC Agreements are collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and the Other RIM Funds, including the Underlying Funds, with respect to services provided by RIM, RIM’s affiliates and each Money Manager. The Trustees received a memorandum from Fund Counsel discussing the legal standards for their consideration of the continuations of the Existing RIC Agreements, and the Independent Trustees separately received a memorandum regarding their responsibilities from their Independent Counsel.

At meetings held virtually on April 8, 2026 and April 13, 2026, the Independent Trustees met privately with Independent Counsel to discuss the Agreement Evaluation Information received prior to those dates. On April 14, 2026, Independent Counsel provided the Follow-Up Questions and Requests. At a meeting held in person on April 20, 2026, the Independent Trustees met privately with Independent Counsel to discuss the Agreement Evaluation Information. At the Agreement Information Review Meeting, the Board, including the Independent Trustees, in preparation for the Existing Agreement Evaluation Meeting: (1) met in an executive session with a representative of TA Associates, at which (i) Independent Counsel, (ii) Fund Counsel, (iii) the Chairman and Chief Executive Officer of RIM’s ultimate parent company; (iv) the Chief Financial Officer of RIM and RIM’s ultimate parent company, and (v) the President, Chief Executive Officer and non-Independent Trustee of the Funds, who is also a Director of RIM and Vice Chairman of RIM’s ultimate parent company, were present; (2) met with representatives of RIM, during which, among other things, RIM addressed the Follow-Up Questions and Requests that had not otherwise been addressed; and then (3) the Independent Trustees met in a private session with Independent Counsel at which no representatives of RIM or the Funds’ management were present to further review and discuss the Agreement Evaluation Information received to that date. On the basis of that review, at the conclusion of the Agreement Information Review Meeting, the Independent Trustees requested certain additional information. RIM provided information to the Board in response to those requests on May 5, 2026. On May 11, 2026, the Independent Trustees met by video conference in a private session with Independent Counsel to further discuss the Agreement Evaluation Information provided to date.

At the Existing Agreement Evaluation Meeting, the Independent Trustees again met in person in a private session with Independent Counsel to review the additional or updated Agreement Evaluation Information received to that date. At the Existing Agreement Evaluation Meeting, the Board, including the Independent Trustees, considered the proposed continuance of the Existing RIC Agreements with RIM, Fund management, Independent Counsel and Fund Counsel. The Board considered that the Agreement Evaluation Information and presentations made by RIM at the Agreement Information Review Meeting and

Exhibit E-18

the Existing Agreement Evaluation Meeting as part of this review encompassed the Funds and all Other RIM Funds. Information received by the Board, including the Independent Trustees, prior to and at the Agreement Information Review Meeting, the Existing Agreement Evaluation Meeting, and other meetings identified above is included in the Agreement Evaluation Information. Prior to voting at the Existing Agreement Evaluation Meeting, the Independent Trustees again met in private session with Independent Counsel to consider Agreement Evaluation Information received from RIM and management at and prior to the Existing Agreement Evaluation Meeting. The discussion below reflects the culmination of all of these reviews.

In evaluating the Existing RIC Agreements, the Board considered that most of the Underlying Funds (the “Manager-of-Managers Underlying Funds”) employ a manager-of-managers method of investment and that the Manager-of-Managers Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is different from many other investment companies. Specifically, the Board considered that RIM has engaged multiple unaffiliated Money Managers for the Manager-of-Managers Underlying Funds and is responsible for paying Money Manager Fees out of the advisory fees paid by the Manager-of-Managers Underlying Funds to RIM for its services under the Existing Agreement. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Manager-of-Managers Underlying Fund’s assets to manage directly and for which it selects and trades the individual portfolio securities for the assets assigned to it; (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Manager-of-Managers Underlying Fund; or (3) both a discretionary and a non-discretionary assignment. Money Manager Fees for a non-discretionary assignment may be the same as, or lower than, the fees would be for a discretionary assignment with the same Money Manager. The Multifactor U.S. Equity Fund, Multifactor International Equity Fund and Long Duration Bond Fund do not employ a manager-of-managers method of investment and are instead managed only by RIM.

The Board considered that RIM (rather than any Money Manager in the case of Manager-of-Managers Underlying Funds) is responsible under the Existing Agreement for determining, implementing and maintaining the investment program for each Fund and, in conducting each Fund’s investment program, allocating assets of such Fund principally among its Underlying Funds. The assets of each Fund are principally invested in different combinations of the Underlying Funds pursuant to target strategic asset allocations set by RIM. RIM analyzes opportunities and risks at the aggregate level of the four main asset classes – equities, fixed income, multi-asset and alternatives – and monitors exposure to such asset classes using analytical tools to seek to ensure that any deviations from the target strategic asset allocations are intentional and tactical. RIM periodically evaluates each Fund’s allocation between asset classes to seek to ensure that the allocations optimally match the Fund’s stated investment objectives and risk profile. RIM evaluates the Funds’ target strategic asset allocation on a periodic basis relative to peer allocations, current market conditions, RIM’s capital markets forecasts and RIM’s desired asset class exposures. The overall performance of each Fund therefore has reflected, in part, the performance of RIM in designing the investment program of the Fund and in determining the Funds’ target strategic asset allocations. The overall performance of each Fund also has reflected the performance of RIM in managing its Underlying Funds.

Assets of each Manager-of-Managers Underlying Fund are allocated among RIM and the multiple Money Manager strategies selected by RIM for that Manager-of-Managers Underlying Fund. RIM may change a Manager-of-Managers Underlying Fund’s target strategic asset allocation to a Money Manager at any time, including by allocating no Manager-of-Managers Underlying Fund assets to one or more Money Manager strategies. In addition, RIM continues to manage the investment of each Manager-of-Managers Underlying Fund’s cash and portions of a Manager-of-Managers Underlying Fund during transitions between discretionary Money Managers. RIM also continues to manage directly any portion of each Manager-of-Managers Underlying Fund’s assets that RIM determines not to allocate to Money Manager strategies.

Exhibit E-19

Most Underlying Funds usually, but not always, pursue a strategy of being fully invested by exposing all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed income securities and/or derivatives. This cash “equitization” strategy is managed by RIM and is intended to cause a Fund to perform as though its cash were actually invested in those specified markets or strategies. With respect to the portion of a Manager-of-Managers Underlying Fund that RIM manages based upon non-discretionary Money Manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each Money Manager’s strategy through an “enhanced portfolio implementation,” or “emulation,” process designed to capture return streams of multiple Money Managers in a centralized portfolio. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. RIM stated its belief that the Manager-of-Managers Underlying Funds benefit from emulation over time due to lower aggregate transaction costs (including the impact of lower trading volume on custody charges) and lower turnover from reduced trading volumes, the potential for additional commission recapture, improved portfolio efficiency and control by enabling the implementation team more options for controlling investment exposures, managing cash flows and rebalances between Money Manager strategies, and managing Money Manager transitions. The Board noted the variety and complexity of investment advisory services that RIM provides directly or, through the Underlying Funds, indirectly to the Funds under the Existing Agreement.

In the case of Manager-of-Managers Underlying Funds, RIM is responsible for selecting (subject to Board approval), overseeing and evaluating the performance results of the Money Managers for each Manager-of-Managers Underlying Fund and for actively managing allocations and reallocations of its assets among Money Manager strategies and RIM itself. Each discretionary Money Manager for a Manager-of-Managers Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for researching, selecting and trading portfolio securities for the portion of the Manager-of-Managers Underlying Fund assigned to it by RIM in accordance with the Manager-of-Managers Underlying Fund’s applicable investment objective, policies and restrictions, any specific guidelines placed by RIM upon their selection of portfolio securities, and the Money Manager’s specified role in a Manager-of-Managers Underlying Fund. A Money Manager’s primary role is to pursue a particular investment strategy that has been selected and assigned to it by RIM through sector and security selection and risk control measures in a manner that is consistent with its RIM-assigned guidelines. The Money Managers operate subject to the oversight of, and instructions from, RIM. For each Manager-of-Managers Underlying Fund, RIM is responsible for, among other things, providing each Money Manager with the investment guidelines and policies for the Manager-of-Managers Underlying Fund and any specific investment restrictions; monitoring the performance of each Money Manager and Manager-of-Managers Underlying Fund; generally supervising compliance by the discretionary Money Managers and, as applicable, the non-discretionary Money Managers with each Manager-of-Managers Underlying Fund’s investment objective and policies; with respect to Manager-of-Managers Underlying Funds with non-discretionary Money Managers, purchasing and selling securities for the Manager-of-Managers Underlying Funds based on model portfolios representing the investment recommendations of the non-discretionary Money Managers; managing Manager-of-Managers Underlying Fund assets that are not allocated to Money Manager strategies; managing the Manager-of-Managers Underlying Funds’ cash balances; and recommending at least annually to the Board whether Existing Money Manager Agreements should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of Existing Money Manager Agreements, RIM is responsible for recommending to the Board additions of new Money Managers, or terminations or replacements of existing Money Managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are, in RIM’s judgment, appropriate. RIM provides each Money Manager with specific investment guidelines based on a Manager-of-Managers Underlying Fund’s investment program and RIM’s assessment of the Money Manager’s expertise and investment style whereby RIM attempts to capitalize on the strengths of each Money Manager and to combine the investment activities of Money Managers for the Manager-of-Managers Underlying Fund in a

Exhibit E-20

complementary fashion. Therefore, RIM’s selection of Money Managers for a Manager-of-Managers Underlying Fund is made not only on the basis of performance considerations but also on the basis of other factors, including anticipated compatibility with other Money Managers in the same Manager-of-Managers Underlying Fund. In light of the foregoing, the overall performance of each Manager-of-Managers Underlying Fund has reflected, in great part, the performance of RIM in designing the Manager-of-Managers Underlying Fund’s investment program, structuring the Manager-of-Managers Underlying Fund, selecting effective Money Managers, and allocating assets among the Money Manager strategies and RIM in a manner designed to achieve the investment objectives of the Manager-of-Managers Underlying Fund. In the Agreement Evaluation Information, RIM noted the broad array of investment management services provided to the Manager-of-Managers Underlying Funds by RIM and the relatively narrow scope of portfolio management services provided to the Manager-of-Managers Underlying Funds by Money Managers.

RIM has advised the Board that its portfolio construction process is investment led and designed to be conducted in a manner that is consistent with its fiduciary duties. The objective of RIM’s portfolio construction is to meet a portfolio’s investment objective and established excess return target. In the Agreement Evaluation Information, RIM noted that while it has general goals for Money Manager Fees in the aggregate globally, there are no specific fee targets that are established for individual portfolios, which includes each of the Manager-of-Managers Underlying Funds. In the Agreement Evaluation Information, RIM advised the Board that Money Manager Fees, in the aggregate, must allow RIM to remain a going concern with sufficient resources to provide required services to the Funds and to earn a reasonable profit. RIM advised the Board that RIM portfolio managers utilize a number of tools in the portfolio construction process in order to meet a Manager-of-Managers Underlying Fund’s objective taking into account Money Manager Fees. These tools include, among others, Money Manager selection, Money Manager allocation, Money Manager Fee negotiations, guideline customization and RIM’s direct management of a portion of the Manager-of-Managers Underlying Funds’ assets (as further described below).

The Board considered that the prospectuses for the Funds and the Manager-of-Managers Underlying Funds and other public disclosures have emphasized, and continue to emphasize, to investors RIM’s role as the principal investment manager for each such Manager-of-Managers Underlying Fund, rather than the investment selection or recommendation role of the Money Managers, and describe the manner in which the Funds or Manager-of-Managers Underlying Funds operate. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIM’s reputation and experience in managing the structure of the Manager-of-Managers Underlying Funds.

The Board also considered the demands and complexity of managing the Manager-of-Managers Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIM with respect to the manager-of-managers structure of the Manager-of-Managers Underlying Funds and the possibility that, at the current expense ratio of each Manager-of-Managers Underlying Fund, there might be no acceptable alternative investment managers to replace RIM on comparable terms given the need to continue the manager-of-managers strategy of such Manager-of-Managers Underlying Fund.

In addition to these general factors relating to the structure of the Manager-of-Managers Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating the renewal of the Existing Agreement, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIM;

Exhibit E-21

2. The Advisory Fee, and, in the case of Manager-of-Managers Underlying Funds, the fact that RIM pays all Money Manager Fees out of its Advisory Fee;

3. The Management Fee;

4. The performance of the Funds and the Underlying Funds relative to their respective benchmark indices and Comparable Funds;

5. Information provided by RIM as to other fees and benefits received by RIM or its affiliates in connection with the Fund or the Underlying Fund, including any administrative or transfer agent fees, any fees received for management or administration of the fund in which the Underlying Funds invest their uninvested cash, and commissions or other compensation in connection with the execution of portfolio securities and foreign exchange transactions;

6. Information provided by RIM as to expenses incurred by the Fund or Underlying Fund;

7. Information provided by RIM as to the profits that RIM derives from its mutual fund operations generally and from the Fund or the Underlying Fund (excluding sales and client service expenses); and

8. Information provided by RIM concerning economies of scale and whether any scale economies are adequately shared with the Fund or the Underlying Fund.

In connection with the Trustees’ consideration of the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds and the Underlying Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIM and RIM’s ultimate parent company certain initiatives and growth strategies involving new and potential new client relationships, new and expected new product offerings, certain changes in senior personnel and the impact of other recent changes in Russell Investments’ (as defined below) personnel providing services to the Funds and the Underlying Funds. The President and Chief Investment Officer of Russell Investments discussed with the Board the performance of certain Funds and Underlying Funds, how Russell Investments measures performance success, and recent and planned investment process enhancements.

The Board also discussed the Funds’ compliance program with the CCO, including certain items reported in the Annual CCO Report. The Annual CCO Report included the status of projects, initiatives and enhancements in the past year related to the compliance program that the CCO identified in connection with last year’s Annual CCO Report. The Annual CCO Report also included information on the resources of the compliance program and the status of various compliance, operations and technology initiatives previously discussed with the Board. The CCO and Russell Investments’ Global Chief Compliance Officer discussed with the Board, and the Board noted, certain enhancements made to the compliance programs of RIM and the Funds over the past year and suggestions for additional enhancements going forward, certain staffing changes and areas of focus for the upcoming year. The CCO advised the Board that the Funds and RIM, with respect to the services RIM provides to the Funds, have each adopted and effectively implemented written policies and procedures that are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in the 1940 Act).

RIM is an indirect wholly owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates indirectly have a majority ownership interest through alternative investment vehicles and the limited partners of certain private equity funds affiliated with Reverence Capital indirectly have a significant minority controlling ownership interest (as “control” is defined in the 1940 Act) through certain Reverence Capital funds and alternative investment vehicles in Russell Investments. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments.

Exhibit E-22

In connection with the Board’s initial approval of the Existing Agreement in 2015, TA Associates advised the Board of its plans ultimately to effect a sale or other disposition of its ownership interest in Russell Investments. Any Future Transaction could cause a change of control of RIM resulting, among other things, in an assignment and termination of the Existing Agreement, as required by the 1940 Act and by the terms and conditions of the Existing Agreement. In the event of a Future Transaction, the Board would be required to consider the approval of the terms and conditions of the Successor Agreement for the Existing Agreement and, thereafter, to submit the Successor Agreement to each Fund’s shareholders for approval, as required by the 1940 Act. During the executive session with a representative of TA Associates held in connection with the Agreement Information Review Meeting, among other things, the status of TA Associates’ indirect investment in RIM and RIM’s access to sufficient resources to support its activities in respect of the Funds, and the current debt and leverage levels, a recent strategic financing transaction and the current capital structure of Russell Investments Group, Ltd. were discussed. The Board was advised of TA Associates’ commitment to continue to support the same level of services currently being provided by RIM and its affiliates to the Funds. The Board was aware of the public reports regarding a potential sale of Russell Investments by its current owners, including TA Associates, and a member of Russell Investments’ senior management answered questions from the Board and advised the Board that no decision regarding such a sale had been made.

As noted above, RIM, in addition to managing the investment of each Manager-of-Managers Underlying Fund’s cash, directly manages a portion (which may represent a significant portion) of the Manager-of-Managers Underlying Funds pursuant to the Existing Agreement, with the actual allocation of Manager-of-Managers Underlying Fund assets among Money Manager strategies and RIM being determined from time to time by the RIM portfolio manager(s). RIM may utilize tools such as “optimization,” which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication. For certain Underlying Funds, RIM may invest in derivative instruments and may use derivatives to take both long and short positions. RIM’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” While no new direct management strategies were implemented in 2025, the Board has been advised that, where appropriate in its judgment, RIM may continue exploring the possible addition of new or expansion of existing Direct Management Services. Therefore, larger portions of certain Manager-of-Managers Underlying Funds may be managed directly by RIM pursuant to the Direct Management Services.

According to RIM, for the Manager-of-Managers Underlying Funds, its portfolio managers combine Money Manager strategies and, through RIM’s Direct Management Services, align exposures with RIM’s preferred positioning by seeking to precisely manage portfolio exposures as well as to generate alpha as they construct portfolios. RIM’s Direct Management Services are customized portfolios directly managed by RIM for use within the total portfolio of a Manager-of-Managers Underlying Fund. RIM’s Direct Management Services are used in conjunction with allocations to Money Manager strategies to fully reflect RIM’s strategic and dynamic insights with integrated liquidity and risk management.

The Board considered that RIM is not required to pay Money Manager Fees to any Money Managers with respect to assets for which it provides Direct Management Services and that the profits derived by RIM generally and from the Manager-of-Managers Underlying Funds consequently may be increased, although RIM noted that it incurs additional costs in providing Direct Management Services. RIM advised the Board that allocations, or increased allocations, of Manager-of-Managers Underlying Fund assets to Direct Management Services, together with Money Manager selection, allocations among Money Manager

Exhibit E-23

strategies, renegotiation of Money Manager Fees and changes in existing Money Manager assignments from discretionary to non-discretionary assignments where there is a related Money Manager Fee reduction may reduce its costs of providing investment advisory services to the Manager-of-Managers Underlying Funds, which would benefit RIM. The Board considered RIM’s advice that any such benefit, including any increased profits to RIM, ultimately may be partially offset by the impact of any new or additional fee waivers or expense caps separately agreed upon and implemented from time to time for the affected Manager-of-Managers Underlying Funds and any costs of incremental investments or increased cost allocations that RIM may incur to support Direct Management Services. The Board also considered information provided by RIM as to the potential benefits of the Direct Management Services to the Manager-of-Managers Underlying Funds and the fact that the aggregate Advisory Fees paid by the Manager-of-Managers Underlying Funds are not increased as a result of RIM’s direct management of Manager-of-Managers Underlying Fund assets as part of the Direct Management Services or otherwise.

The Board noted that changes in the allocation of assets among Money Manager strategies, to Direct Management Services or in connection with asset allocation programs offered by RIM, as well as changes in the allocation of Fund assets among the Underlying Funds, may result directly in higher related costs to affected Underlying Funds, including higher brokerage commissions and other transaction costs, a portion of which is paid to RIM’s affiliated broker in connection with execution of portfolio transactions in connection with such changes.

RIM advised the Board that, in order to preserve flexibility and to manage risks, and consistent with the terms of the manager-of-managers exemptive order, in 2019, RIM created Money Manager “bench” lineups for certain Manager-of-Managers Underlying Funds, whereby those Manager-of-Managers Underlying Funds have Board-approved Existing Money Manager Agreements with Money Managers that are not funded (i.e., have an asset allocation of zero). In the Agreement Evaluation Information, RIM advised the Board that the opportunity to decrease a Money Manager’s allocation to zero, but not terminate the Money Manager, allows RIM to potentially realize gains from strategies that may have been overly rewarded in the marketplace over the short to medium term, or provide the opportunity to retain capacity with a Money Manager that may otherwise be closed to new business. The Board noted that RIM does not believe there are any detriments to the Manager-of-Managers Underlying Funds or RIM from the use of a Money Manager bench. RIM has advised the Board that RIM may add Money Managers to, or remove Money Managers from, a Money Manager bench lineup for Manager-of-Managers Underlying Funds, or create Money Manager bench lineups for additional Manager-of-Managers Underlying Funds.

The Agreement Evaluation Information outlined various changes that have been implemented in the investment program for the Funds and the Manager-of-Managers Underlying Funds in recent years and described additional changes that have been implemented or are underway, and the impact of such changes, to the investment advisory services provided to the Underlying Funds by RIM, which the Trustees took into account in their contract renewal deliberations, including the following:

•

Most discretionary Money Manager equity assignments for Manager-of-Managers Underlying Funds were previously converted to non-discretionary assignments, thereby implementing emulation for those Money Manager equity assignments. The Board considered the potential impacts described in the Agreement Evaluation Information, both positive and negative, on the Manager-of-Managers Underlying Funds of emulation. RIM noted that, in implementing emulation for most equity assignments for the Manager-of-Managers Underlying Funds, it assumes various additional risks, including trade error risk as it takes over responsibility for trading. RIM generally effects Underlying Fund equity portfolio transactions through an affiliated broker that receives a portion of the commissions paid by the Funds for effecting some of these transactions. For such equity transactions, the Underlying Funds pay RIM’s affiliated broker dealer commission rates that are determined by an oversight committee of RIM. According to RIM, the Underlying Funds pay the same commission rates

Exhibit E-24

regardless of whether the affiliated broker dealer receives any portion of the commission. RIM noted certain enhancements in recent years to the emulation process for Manager-of-Managers Underlying Funds, including increasing the frequency of receipt of certain Money Manager model portfolios, the utilization of a risk-based portfolio dashboard and model liquidity monitoring. While RIM generally implements Money Manager equity strategies via emulation, RIM has determined and may determine that certain Money Manager equity strategies should be implemented by Money Managers on a discretionary basis.

•

RIM has renegotiated fees with certain Money Managers to lower levels and advised the Board that it will continue to assess opportunities for Money Manager Fee reductions in the future, and described factors that may be considered in determining whether to renegotiate fees. RIM advised the Board that it has not experienced, and does not expect to experience, any diminution in the nature, scope or quality of services provided by Money Managers as a result of renegotiated Money Manager Fees.

•	Benchmark and name changes for certain Funds and Underlying Funds to comply with new SEC regulations.

•	Modifications to the target strategic asset allocation of the Funds to reflect market conditions, capital market forecasts and RIM’s desired asset class exposures.

RIM has developed an evolution in its portfolio construction process that RIM intends to initially implement for a Manager-of-Managers Underlying Fund, the U.S. Strategic Equity Fund, where all Fund assets other than the Fund’s liquidity reserve will be allocated to Money Manager strategies and the Direct Management Services described above will be eliminated, with RIM managing benchmark relative exposures by systematically adjusting the weights of securities in non-discretionary Money Managers’ model portfolios.

In evaluating the Funds’ and Underlying Funds’ Advisory Fees and Management Fees, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIM noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives.

To assist the Board’s evaluation of the Advisory Fees, Management Fees and total expenses of Funds and Underlying Funds with changes to their Advisory Fee waivers and expense caps that were implemented during or after fiscal year 2025, RIM provided comparisons and discussion of the Management Fees and total expenses of such Funds and Underlying Funds on an adjusted basis to reflect the annualized impact of changes to Advisory Fee waivers and expense caps, as applicable, that were implemented during or after fiscal year 2025.

The LifePoints Third-Party Information included, among other things, comparisons of the Funds’ Management Fees with the management fees of their Comparable Funds on an actual basis (i.e., giving effect to any fee waivers and/or expense caps implemented by RIM with respect to a Fund and by the managers of such Fund’s Comparable Funds). The LifePoints Third-Party Information showed, among other things, that the Balanced Strategy Fund had a Management Fee which, compared with the management fees of its Comparable Funds, was ranked in the fourth quintile of its Expense Universe for that expense component. The Management Fees for each of the other Funds ranked in the third quintile of its Expense Universe or better. In these rankings, the first quintile represents funds with the lowest management fees among funds in the Expense Universe, and the fifth quintile represents funds with the highest management fees among funds in the Expense Universe. The comparisons were based upon the latest fiscal years for the Expense Universe funds and the LifePoints Third-Party Information.

Exhibit E-25

In discussing the Management Fees for the Underlying Funds generally, RIM noted, among other things, that its Management Fees for the Underlying Funds encompass services that are typical to services provided by investment advisers to the Underlying Funds’ Comparable Funds, as well as transition management services that enable efficient and cost-effective asset transition events and the administration of a cash equitization program.

RIM also advised the Board that its pre-tax profit margin from its relationships with the Funds and Underlying Funds increased in 2025, and RIM’s 2025 pre-tax profit margin in providing investment advisory services to the Funds is slightly higher than the median of the operating profit margins of public investment management company peers (in each case, including sales and client service expenses) based on a survey conducted as of September 30, 2025 reflecting the prior 12 months.

The Board considered each Fund’s and Underlying Fund’s Advisory Fee and Management Fee on both a standalone basis and in the context of the Fund’s or Underlying Fund’s total expense ratio. The Board also considers the various expense components, other than the Advisory Fee and Management Fee, that comprise each Fund’s total expense ratio, and the extent to which such expense components contribute to each Fund’s total expense rankings within its Expense Universe. The Board has engaged, and continues to engage, in discussions with RIM to identify opportunities, where appropriate, for improving the Advisory Fee, Management Fee and/or total expense comparisons for certain Underlying Funds relative to their respective Comparable Funds through Advisory Fee waivers or expense caps.

At the Agreement Information Review Meeting and the Existing Agreement Evaluation Meeting, the Board reviewed and discussed with RIM the Management Fees and total expense ratios of the Underlying Funds relative to their respective Comparable Funds, including the fee waivers or expense caps RIM had previously implemented and agreed to implement in the future to reduce Management Fees and/or total expenses for certain Underlying Funds, and the Underlying Funds’ Comparable Fund fee and expense trending year-over-year. In addition, the Board, in the case of certain Underlying Funds, considered Advisory Fee breakpoints that previously had been implemented for those Underlying Funds. Based on those reviews and discussions with RIM, including discussions with RIM regarding the reasonableness of various components of certain Underlying Funds’ total expense ratio other than its Management Fee, the Independent Trustees will continue to evaluate and engage in ongoing discussions with management regarding Management Fee and total expense comparisons of the Underlying Funds.

With respect to the Balanced Strategy Fund, the Board considered the variance of the Fund’s Management Fee to the third quintile of its Expense Universe. The Board also considered the Advisory Fee waivers that RIM implemented for the Fund in 2024, 2025 and 2026, and that after adjustments to the Management Fee to reflect the Advisory Fee waivers that were implemented during or after fiscal year 2025, the Fund’s adjusted Management Fee ranked in the third quintile of its Expense Universe. The Board further considered that the Fund’s total expenses had a small variance to the third quintile of its Expense Universe.

With respect to the Balanced Strategy Fund, RIM expressed its belief that the Fund’s Management Fee was fair and reasonable notwithstanding the LifePoints Third-Party Information comparisons, based on, and as discussed in, the Agreement Evaluation Information.

Based upon information provided by RIM, the Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund or Underlying Fund appropriately reflects or should be revised to reflect any such economies. The Board considered, among other things, the variability of Money Manager Fees and other factors associated with the manager-of-managers structure employed by the Manager-of-Managers Underlying Funds as well as net Fund redemptions or purchases in recent years.

Exhibit E-26

With respect to each Underlying Fund, the Board considered any Advisory Fee waivers or expense limitation arrangements that had been implemented in the past year, and those proposed to be implemented in the future.

The Board also considered that the advisory fee rates payable to RIM by Other RIM Funds and fee rates payable to RIM or its affiliates by other registered investment companies and by institutional clients with investment objectives similar to those of the Funds in some cases are lower than the advisory fee rates paid by the Funds (including indirect expenses of investing in Underlying Funds). The Trustees considered RIM’s explanation that the advisory fees payable to RIM by the Funds and the Other RIM Funds reflect, among other things, differences in the type of product, distribution channel and investors. The Trustees also considered the differences in the nature and scope of services RIM provides to other registered investment companies and institutional clients relative to those provided to the Funds and the Underlying Funds. With respect to institutional clients, RIM explained, among other things, that institutional products have fewer compliance, administrative, client servicing/communication and other needs than the Funds and the Underlying Funds. RIM also noted that due to the number and nature of investors, along with their varied needs for liquidity, there is more portfolio liquidity management and cash flow management required for the Underlying Funds than for RIM’s and its affiliates’ institutional clients, where assets are relatively stable. In addition, RIM noted that the Funds and the Underlying Funds are subject to heightened regulatory requirements relative to institutional clients. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to such institutional clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the LifePoints Third-Party Information showed that the total direct expenses (i.e., not including indirect expenses of the Underlying Funds) for the Conservative Strategy Fund, Balanced Strategy Fund, Aggressive Strategy Fund and Equity Aggressive Strategy Fund each ranked in the fourth or fifth quintile of its Expense Universe. The total expenses for the Moderate Strategy Fund ranked in the second quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds.

With respect to the Conservative Strategy Fund, the Board considered the small variance of the Fund’s total expenses to the third quintile of its Expense Universe. The Board further considered that the Fund’s Management Fee ranked in the second quintile of its Expense Universe.

With respect to the Balanced Strategy Fund, the Board considered the small variance of the Fund’s total expenses to the third quintile of its Expense Universe. The Board also considered the Advisory Fee waivers that RIM implemented for the Fund in 2024, 2025 and 2026, and that after adjustments to the total expenses to reflect the Advisory Fee waivers that were implemented during or after fiscal year 2025, the Fund’s adjusted total expenses ranked in the third quintile of its Expense Universe.

With respect to the Aggressive Strategy Fund and the Equity Aggressive Strategy Fund, the Board considered the variance of each Fund’s total expenses to the third quintile of its respective Expense Universe. The Board further considered that each Fund’s management fee ranked in the third quintile of its Expense Universe.

With respect to the Conservative Strategy Fund, Balanced Strategy Fund, Aggressive Strategy Fund and Equity Aggressive Strategy Fund, RIM expressed its belief that each Fund’s total expense ratio was fair and reasonable notwithstanding the LifePoints Third-Party Information comparisons, based on, and as discussed in, the Agreement Evaluation Information.

Exhibit E-27

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIM during the course of the year and prior years, or presented at or in connection with the Agreement Information Review Meeting and Existing Agreement Evaluation Meeting by RIM and its affiliates, the Board, in respect of each Fund and Underlying Fund, after giving effect to any applicable fee waivers and/or expense caps for the Underlying Funds, and considering any differences in the investment strategies of its respective Comparable Funds and in light of other factors discussed above: (1) found that the Advisory Fee and Administrative Fee were acceptable in light of the nature, scope and overall quality of the investment advisory and other services provided, and expected to be provided, to the Fund or Underlying Fund and to provide continuity of investment advisory and other services by RIM and its affiliates to the Fund or Underlying Fund; (2) either found that the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds or took into account the factors noted above, and other factors in respect of the Underlying Funds, in considering the relative expense ratio as compared to those of its Comparable Funds; (3) found that the other benefits and fees received by RIM or its affiliates from the Fund or Underlying Fund identified in the Agreement Evaluation Information were not considered to be excessive; (4) found that RIM’s reported profitability with respect to the Fund and Underlying Fund was not considered to be excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIM and applicable judicial and regulatory guidance; and (5) found that the Advisory Fee charged by RIM appropriately reflects any economies of scale realized by such Fund or Underlying Fund in light of various factors, including the Advisory Fee breakpoints that are in place for certain Underlying Funds; in the case of Manager-of Managers Underlying Funds, the variability of Money Manager Fees and other factors associated with the manager-of-managers structure; and RIM’s advice that it does not believe it will experience meaningful economies of scale.

The Board concluded that, under the circumstances and based on RIM’s performance information and reviews for each Fund and Underlying Fund, the performance of each of the Funds and Underlying Funds supported the continuation of the Existing Agreement. In assessing the performance of the Funds and the Underlying Funds, the Board focused on each Fund’s performance for the 3-year period ended December 31, 2025 as most relevant, but also considered Fund and Underlying Fund performance for the 1- and 5-year periods ended on such date. In reviewing the performance of the Funds and Underlying Funds generally, the Board took into consideration various steps taken by RIM in the past few years to enhance the performance of certain Manager-of-Managers Underlying Funds, including changes in Money Managers or their allocations and changes to investment strategies, which may not yet be fully reflected in Manager-of-Managers Underlying Fund investment results.

With respect to the Conservative Strategy Fund (Class S), the LifePoints Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2025, and was ranked in the third quintile of its Performance Universe for the 1-year period and the fifth quintile of its Performance Universe for the 5-year period ended on such date. For the 3-year period, RIM notes that the Fund’s underperformance was driven by a combination of asset allocation differences and active performance of the Underlying Funds. RIM noted, among other things, that the Fund is designed to be broadly diversified across asset classes to harvest diversification benefits and improve risk-adjusted performance over a strategic horizon, and that over the 3-year period, some of these diversified exposures have not been accretive to the Fund’s performance relative to its Comparable Funds. RIM further noted that, incrementally, several of the Underlying Funds underperformed their respective benchmarks and contributed to the underperformance of the Fund. RIM also noted that the Funds’ target strategic asset allocations were modified in 2025, with the objective of improving return potential given the capital markets environment and capital markets forecasts.

The performance of each of the other Funds ranked in the third quintile of its Performance Universe or better for the 3-year period ended December 31, 2025.

Exhibit E-28

In evaluating performance, the Board considered each Fund’s and Underlying Fund’s performance not only relative to its Comparable Funds, but also in absolute terms and relative to appropriate benchmarks and indices. The Board considered the Manager-of-Managers Underlying Funds’ performance relative to their primary or secondary benchmarks, whichever RIM uses to assess Fund performance, in light of RIM’s advice that its investment philosophy and process seek to combine investment managers to produce benchmark-beating returns with above-average consistency. Among the Manager-of-Managers Underlying Funds in which the Funds were invested as of December 31, 2025, for the 1-year period ended December 31, 2025, the Global Equity Fund, Emerging Markets Fund, Strategic Bond Fund, Short Duration Bond Fund, Multi-Strategy Income Fund and Multi-Asset Strategy Fund outperformed their respective benchmarks; for the 3-year period ended December 31, 2025, the Opportunistic Credit Fund, Short Duration Bond Fund and Multi-Strategy Income Fund outperformed their respective benchmarks; and for the 5-year period ended December 31, 2025, the U.S. Small Cap Equity Fund and Short Duration Bond Fund outperformed their respective benchmarks. The Underlying Fund that is not a Manager-of-Managers Underlying Fund, the Long Duration Bond Fund, did not outperform its benchmark for the 1-, 3- or 5-year periods ended December 31, 2025.

The Board also considered the Money Manager changes that have been made during the past year and that the performance of Money Managers continues to impact the performance of the Funds and Manager-of-Managers Underlying Funds for periods prior and subsequent to their termination. Further, the Board considered the implementation of additional strategies or refinements to strategies discussed in the Agreement Evaluation Information and/or prior Board meetings that have been and may be employed by RIM in respect of certain Underlying Funds.

After considering the foregoing and other relevant factors, including factors described above, the Board concluded in respect of each Fund and Underlying Fund that continuation of the Existing Agreement would be in the best interest of such Fund and its shareholders and voted to approve the continuation of the Existing Agreement.

At the Agreement Information Review Meeting and Existing Agreement Evaluation Meeting, with respect to the evaluation of the terms of Existing Money Manager Agreements with Money Managers for the Manager-of-Managers Underlying Funds, the Board received and considered information from RIM reporting, among other things, for each Money Manager: the Money Manager’s performance over various periods; RIM’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIM or Russell Investments Financial Services, LLC, the Funds’ and Underlying Funds’ underwriter; and RIM’s recommendation to retain each discretionary or non-discretionary Money Manager on the current terms and conditions, including at the current fee rate. The Board received reports during the course of the year from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIM did not identify any benefits from the Manager-of-Managers Underlying Funds’ portfolio transactions received by Money Managers or their affiliates other than potential benefits from soft dollar arrangements or commissions paid to any affiliated broker-dealer through which a discretionary Money Manager may execute trades.

RIM recommended that each of the Money Managers be retained for its current discretionary or non-discretionary assignment at its current fee rate. In doing so, RIM, as it has in the past, advised the Board that it does not regard Money Manager profitability or economies of scale as relevant to its evaluation of the Existing Money Manager Agreements with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM is aware of the standard fee rates charged by Money Managers to other clients; and RIM believes that the fees agreed upon with Money Managers are reasonable and appropriate in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIM’s explanation of the relevance of Money Manager profitability in light of RIM’s belief that such fees are reasonable; the Board’s findings as to the acceptability of the Advisory Fee paid by each Manager-of-Managers Underlying Fund; and the fact that each Money Manager’s fee is paid by RIM.

Exhibit E-29

Based upon RIM’s recommendations, together with relevant Agreement Evaluation Information, the Board concluded that the fees paid to the Money Managers of each Manager-of-Managers Underlying Fund are acceptable in light of RIM’s assessment of the quality of the investment advisory services provided and that continuation of the Existing Money Manager Agreement with each Money Manager of each Manager-of-Managers Underlying Fund would be in the best interests of the Manager-of-Managers Underlying Fund and its shareholders.

*   *  *

This discussion is not intended to include all of the factors and information considered by the Board. In their deliberations, the Trustees did not identify any particular information as to the Existing Agreement or, other than RIM’s recommendation, the Existing Money Manager Agreement with any Money Manager for a Manager-of-Managers Underlying Fund that was all-important or controlling, except, in the case of the Existing Agreement, the need to continue the managers-of-managers structure of the Manager-of-Managers Underlying Funds, and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Exhibit E-30

EXHIBIT F

AUDIT COMMITTEE CHARTER

RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

RUSSELL INVESTMENTS STRATEGIC CREDIT FUND

Effective December 9, 2024

This Audit Committee Charter (the “Charter”) is adopted by the Board of Trustees (the “Board”) of each of Russell Investment Company, Russell Investment Funds, Russell Investments Exchange Traded Funds (“RIETF”), Russell Investments New Economy Infrastructure Fund and Russell Investments Strategic Credit Fund (each, a “Trust” and together, the “Trusts”) on behalf of each Trust and, where applicable, each Trust’s series (collectively, each series of a Trust and any Trust that has no series is referred to as, a “Fund” or together, “Funds”).1

1.

The Audit Committee of the Board (the “Committee”) shall be composed entirely of independent trustees of the Trusts. With respect to RIETF, independent trustees must meet the independence standards set forth in Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and other applicable listing exchange rules, and may not receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds except compensation for service as a member of the Board or a committee of the Board.[2] Each of these members shall be financially literate and at least one shall possess accounting or related financial management experience.[3]

2.	The purposes of the Committee are:

(a)

to assist Board oversight of (1) the integrity of the Funds’ financial statements, including appointment of the independent auditor, (2) the Trusts’ compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Trusts’ independent auditor;

[1]

Solely for convenience, this Charter has been drafted as if there were a single Trust, a single Committee, and a single Board. Each Committee and the Board of each Trust shall act separately and in the best interests of such Trust and the respective Funds.

[2]

To be considered independent for purposes of Rule 10A-3(b)(1)(iii), a member of an audit committee of a listed issuer that is an investment company may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee: (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or (ii) be an “interested person” of the issuer as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.

[3]

To the extent that the Board declares that any Committee member is an “audit committee financial expert” as defined in Item 3 of Form N-CSR, that member shall be deemed to possess accounting or related financial experience.

Exhibit F-1

(b)	to oversee the Trusts’ accounting and financial reporting policies and practices and its internal controls;

(c)	to act as a liaison between the Trusts’ independent auditors and the full Board; and

(d)	to consider such other matters as it deems appropriate in carrying out its purposes and any other matters that may be assigned to it by the Board.

The function of the Committee is oversight; it is management’s responsibility to prepare, or oversee the preparation of, the Funds’ financial statements in accordance with generally accepted accounting principles (“GAAP”) and to maintain appropriate systems for accounting and internal controls, and the independent auditors’ responsibility to plan and carry out a proper audit in compliance with applicable standards and to express an opinion on the Funds’ financial statements. The independent auditor shall report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and in accordance with GAAP.

3.	To carry out its purposes, the Committee shall have the following duties and powers:

(a)

to select at least annually, subject to approval by the Board, and to recommend to the Board the retention or termination of, the independent auditor to provide audit, review or attest services to each Trust, and, in connection therewith, to evaluate the independence of the auditors, and to receive the auditors’ specific representations as to their independence as part of such evaluation, each in compliance with applicable standards, and to be responsible for the compensation and proposed terms of engagement of the auditors and oversight of the work of the auditors (including resolution of disagreements between management and the auditor regarding financial reporting);

(b)	to review and approve the fees to be charged by the independent auditors for audit and non-audit services to be provided to each Trust in its upcoming fiscal year;

(c)	to pre-approve all permissible non-audit services to be provided to each Trust by the independent auditor;

(d)

to approve all non-audit services to be provided by the Trusts’ independent auditor to the Funds’ investment adviser[4] or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds;

(e)

to establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditor as required by paragraphs (c) and (d) above, policies and procedures to pre-approve such services or to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight;

[4]	Not including a money manager whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

Exhibit F-2

(f)

to meet with the Trusts’ independent auditors, including private meetings when the Committee or independent auditors deem necessary: (i) to review the arrangements for and scope of each Trust’s annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to receive and consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review all other matters required to be communicated to the Committee by the independent auditors; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders;

(g)

to receive and consider reports from the Trusts’ independent auditor regarding: (i) all critical accounting policies and practices of each Trust to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with management, including the potential ramifications of use of those treatments and the treatment preferred by the auditor; (iii) any material written communications between the auditor and management; and (iv) all non-audit services provided to any entity in each Trust’s investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee or its delegate or provided pursuant to pre-approval policies and procedures established by the Committee and associated fees; such reports to be received and considered annually prior to the filing of the audit report with the U.S. Securities and Exchange Commission (“SEC”) and, if the annual communication is not within 90 days prior to the filing of the audit report with the SEC, the Committee shall receive and consider an update in the 90 days prior to the filing of any changes to the previously reported information;

(h)

to discuss with management and the auditors any significant or extraordinary transactions or procedures that are brought to its attention or of which it becomes aware, which may include compliance or valuation-related procedures, and the effect of any such transactions or procedures upon the Funds;

(i)

to ensure that the outside auditor submits at least annually to the Committee an auditors’ report describing the auditor’s quality control procedures, any internal or peer quality control review, any inquiry or investigation of the auditor by governmental or professional authorities and any steps taken to deal with issues raised by such inquiries or investigations as well as delineating all relationships between the auditor and each Trust;

(j)

to actively engage in a dialogue with respect to any disclosed relationships or services that may reasonably be thought to bear on the objectivity and independence of the outside auditor; and to recommend that the Board take appropriate action in response to the auditor’s report to satisfy itself of the outside auditor’s independence;

(k)	to discuss with the auditors any audit-related problems or difficulties and management’s response thereto;

(l)	to discuss and review with management and the auditors the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(m)

to consult with the Board, as requested, in connection with the Board’s determination whether one or more members of the Committee qualify as an “audit committee financial expert,” and whether each such member is “independent” as defined under SEC rules;

(n)

to receive reports from the Trusts’ principal executive and principal financial officers of any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Trusts’ ability to record, process, summarize and report financial data; and any fraud, whether or not material, that involves management or other employees of each Trust who have a significant role in the Trusts’ internal controls over financial reporting, and to evaluate any corrective actions taken by management or proposed be taken by management or the Board;

Exhibit F-3

(o)

to investigate improprieties or suspected improprieties in Trust operations that relate to financial reporting, as appropriate, and that are brought to its attention or of which it becomes actually aware;

(p)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

(q)

to oversee administration of the Trusts’ Senior Registered Fund Officer Code of Ethics, including granting waivers and determining sanctions for any purported violations of that code that are brought to its attention or of which it becomes actually aware and informing and making recommendations thereon to the Board, as well as considering any approvals, interpretations and waivers of that code sought by the Chief Executive Officer; and

(r)	to perform such other functions and to have such powers as may be necessary and appropriate in the efficient and lawful discharge of the power provided in this Charter.

4.

The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require, and shall conduct its meetings and take any and all actions in accordance with the provisions of the Master Trust Agreement and Bylaws of each Trust. The Committee shall keep minutes of its meetings.

5.

The Committee shall oversee the development, establishment and review of complaint procedures regarding accounting, internal auditing controls or auditing matters, including through a review of such complaint procedures on at least an annual basis. These complaint procedures shall provide for the anonymous and confidential submission and receipt of complaints from Fund officers as well as employees of any Fund service providers.

6.

The Committee shall, from time to time and as it deems appropriate, meet, including in private meetings when the Committee deems appropriate, with the Treasurer of each Trust and with internal auditors, if any, for the management company.

7.

The Committee shall have the resources, including financial resources, and authority appropriate to discharge its responsibilities, including the authority to retain independent counsel and any other adviser, experts or consultants at the expense of the appropriate Fund(s).

8.	The Committee shall evaluate its performance annually.

The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Approved: December 9, 2024

Exhibit F-4

EXHIBIT G

AUDIT AND NON-AUDIT PRE-APPROVAL POLICY

RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

RUSSELL INVESTMENTS STRATEGIC CREDIT FUND

(EACH AN “INVESTMENT COMPANY”)

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

EFFECTIVE DATE: APRIL 1, 2025

Statement of Purpose.

This Audit and Non-Audit Services Pre-Approval Policy (“Policy”) has been adopted by the Audit Committee (the “Audit Committee”) of each Investment Company to apply to any and all engagements of the independent auditor with: (1) an Investment Company for audit and permissible non-audit services and (2) the Investment Company’s adviser or its control affiliates (collectively, “Adviser Entities”) for permissible non-audit services that relate directly to the Investment Company’s operations or financial reporting (“fund-related services”).5 The term “Funds” shall collectively refer to each series of an Investment Company that is a series company and to each Investment Company that is not a series company. The term “Investment Adviser” shall refer to the Funds’ adviser, Russell Investment Management, LLC (“RIM”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”) and rules adopted by the United States Securities and Exchange Commission (the “SEC”), the Audit Committee of the Funds’ Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Funds. As part of these responsibilities, the Audit Committee is required to pre-approve: (1) the audit services and permissible non-audit services, such as audit-related, tax and other services (“non-audit services”), to be performed by the independent auditor for the Funds, and (2) the services to be performed by the independent auditor for Adviser Entities that relate directly to the operations and financial reporting of the fund, in each case to assure that the independence of the auditor is not in any way compromised or impaired with respect to the Funds. In determining whether an auditor is independent in light of the services it provides to a Fund or Adviser Entity, there are four guiding principles under the Act and relevant SEC rules that must be considered. In general, the independence of the auditor to the Funds could be deemed impaired if the auditor has a relationship or provides a service that:

•

Creates a mutual or conflicting interest between the auditor and the audit client (including the Funds whose financial statements are being audited, as well as affiliates of the Funds covered by relevant SEC rules);

[5]

Adviser Entities include the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds.

Exhibit G-1

•	Results in the auditor acting as management or an employee of the audit client;

•	Places the auditor in the position of auditing its own work; or

•	Places the accountant in a position of being an advocate for the audit client.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes the rules adopted by the SEC governing auditor independence, including the four guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of their independent auditor, whether for audit, audit-related, tax, or other non-audit services, as well as to engagements of the auditor by Adviser Entities for fund-related services.

Rules adopted by the SEC establish two distinct approaches to the pre-approval of auditor services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular services (e.g., a list of authorized services for the fund, together with a budget of expected costs for those services), the Audit Committee is informed of each service and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Funds or fund-related services provided to Adviser Entities on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent auditor. The Funds’ Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services (including fund-related services) that have the general pre-approval of the Audit Committee.6 As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds or Adviser Entities that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

[6]	As noted below, the annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee.

Exhibit G-2

Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services described above, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These services are generally related to the issuance of an audit opinion, and may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A or Form N-2, periodic reports and documents filed with or information requested by the SEC or other regulatory or self-regulatory organizations, or other documents issued in connection with the Funds’ securities offerings.

The audit services engagement terms and fees for the independent auditor for the Funds, as described above, must be specifically pre-approved by the Audit Committee or its delegate on an annual basis. The Audit Committee has pre-approved the other audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit-related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements, including reports required to be filed with the SEC pursuant to applicable requirements.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

Exhibit G-3

Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committee will consult with the Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

A list of the SEC’s prohibited non-audit services are as follows:

•	Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•	Financial information system design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources services

•	Broker-dealer, investment adviser or investment banking services

•	Legal services unrelated to the audit

•	Expert services unrelated to the audit

Exhibit G-4

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Funds, the Investment Adviser or an Adviser Entity authorize the independent auditor for the Funds to provide prohibited non-audit services.

De Minimis Waiver.

In accordance with the Act and SEC regulations, notwithstanding anything in this Policy to the contrary, the pre-approval requirements of this Policy are waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided:

(a)

The aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid the Investment Company to the independent auditor during the fiscal year in which the services were provided;

(b)	Such services were not recognized by the Funds at the time of the engagement to be non-audit services requiring pre-approval by the Audit Committee or its delegate; and

(c)

Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its delegate prior to the completion of the audit, pursuant to the pre-approval provisions of this Policy.

With respect to the provision of fund-related services to Adviser Entities, the aggregate amount of services provided must constitute no more than five percent of the total amount of fees paid by the Investment Company and the relevant Adviser Entities to the independent auditor during the fiscal year in which the services were provided.

In connection with the approval of any non-audit service pursuant to this de minimis exception, a record shall be made indicating that each of the conditions for this exception has been satisfied.

Pre-Approval Fee Levels or Budgeted Amounts.

Pre-approved fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Funds and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for audit, audit-related, and tax services for the Funds (including any audit-related or tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Funds (including any such services for affiliates subject to pre-approval by the Audit Committee or its delegate).

Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “Investment Company Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Exhibit G-5

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearance Committee that, in their view, the request or application does not involve a prohibited non-audit service and is consistent with the SEC’s rules governing auditor independence.

Russell Investments’ associates and the officers of the Investment Company will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department or an officer of the Investment Company.

Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and their affiliates. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and the Investment Company, RIM and their subsidiaries and affiliates (including persons in financial reporting oversight roles) that may reasonably be thought to bear on the auditor’s independence, consistent with Public Company Accounting Oversight Board Rule 3526, and discussing with the independent auditor its methods and procedures for ensuring its independence.

Exhibit G-6

EXHIBIT H

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

RUSSELL INVESTMENTS STRATEGIC CREDIT FUND

Effective December 8, 2025

Nominating and Governance Committee Membership

The Nominating and Governance Committee (the “Committee”) shall be composed entirely of Trustees (“Independent Trustees”) who are not “interested” persons of Russell Investment Company (“RIC”), Russell Investment Funds (“RIF”), Russell Investments Exchange Traded Funds (“RIETF”), Russell Investments New Economy Infrastructure Fund (“RINEIF”) and Russell Investments Strategic Credit Fund (“RISCF”) (each of RIC, RIF, RIETF, RINEIF and RISCF, a “Trust”) on behalf of each Trust and, where applicable, the Trust’s series (collectively, each series of a Trust and any Trust that has no series is referred to as, a “Fund” or together, “Funds”),7 as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Board Nominations and Functions

1.

The Committee shall identify individuals and make nominations to the Trusts’ Boards of Trustees (the “Board”) for Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and, in the case of Independent Trustee candidates, their independence from Russell Investment Management, LLC (“RIM”), the Funds’ investment manager, and from sub-advisors to the Funds (“money managers”) and other principal service providers. In evaluating all candidates for membership on the Board, the Committee should consider, among other factors that it may deem relevant:

•	whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

the contribution which the person may be expected to make to the Board and the Trusts, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and

•	the character and integrity of the person.

[7]

Solely for convenience, this Charter has been drafted as if there were a single Trust, a single Committee, and a single Board. Each Committee and the Board of each Trust shall act separately and in the best interests of such Trust and the respective Funds.

Exhibit H-1

•	In evaluating Independent Trustee candidates, the Committee should also consider, among other factors that it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Trusts’ management, RIM, any money manager or any other principal Trust service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of Trusts’ retirement policies.

•

After a determination by the Committee that a person should be selected and appointed (or nominated, in the case of a candidate required to be approved by respective Trust shareholders) as an Independent Trustee, the Committee shall present its recommendation to the Board for its consideration.

2.

The Committee shall supervise an annual assessment by Trustees, which assessment shall take into account such factors as the Committee may deem appropriate. The results of the assessment shall be summarized and presented to the Board for consideration as to any appropriate actions.

3.

The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

5.	Make recommendations concerning the procedures and guidelines of the Board, and the Independent Trustees, that the Committee considers warranted.

Committee Nominations and Functions

1.	The Committee shall make nominations to the Board for membership on all committees of the Board and shall review committee assignments at least annually.

2.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Independent Trustee Education

1.

The Committee shall coordinate with Fund management regarding an orientation program for newly-elected Independent Trustees designed to familiarize such Independent Trustees with the business and regulation of registered investment companies generally; the respective roles of RIM, the Board and the Independent Trustees in the business and affairs of the Trusts; and such other matters as the Committee, in its sole judgment, shall deem appropriate.

Exhibit H-2

2.	The Committee shall establish policies and practices with respect to Independent Trustee attendance at industry conferences and events.

Other Powers and Responsibilities

1.	The Committee shall monitor the performance of independent legal counsel employed by the Independent Trustees, and shall be responsible for the supervision of counsel for the Independent Trustees.

2.	The Committee has the authority to retain and terminate any search firm used to identify Trustee candidates, including the sole authority to approve the search firm’s fees and other retention terms.

3.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate portfolio(s) of the Trusts.

4.

The Committee may request, and the Trusts’ management shall provide, such information and analyses and access to Trusts’ officers, agents, representatives and service providers, including RIM, as shall be reasonably necessary for the Committee to carry out its responsibilities.

5.

The authority, powers and rights of the Committee as described in this Charter are not intended and shall not operate to reduce, restrict or limit in any manner whatsoever the authority, powers and rights which are granted to the Board and Committees thereof, including the Committee, under each Trust’s Master Trust Agreements or Bylaws. In the event of any inconsistency between this Charter and any of such organizational documents, the provisions of the latter shall be given precedence.

6.

The Committee shall meet at least annually and is empowered to hold special meetings, as circumstances require, and shall conduct its meetings and take any and all actions in accordance with the provisions of the Master Trust Agreement and Bylaws of each Trust.

7.

The Boards of RIC and RIF initially considered and adopted this Charter on August 20, 2001. The Boards of RIETF, RINEIF and RISCF initially considered and adopted this Charter on December 9, 2024. The Committee shall review this Charter at least annually and recommend any changes to the Board.

Approved: December 8, 2025

Exhibit H-3

APPENDIX A

Fund Shares Outstanding as of September 1, 2026

Fund	Class	Shares Outstanding on Record Date
Aggressive Strategy Fund	A	[ ]
Aggressive Strategy Fund	C	[ ]
Aggressive Strategy Fund	M	[ ]
Aggressive Strategy Fund	R1	[ ]
Aggressive Strategy Fund	R5	[ ]
Aggressive Strategy Fund	S	[ ]
Balanced Strategy Fund	A	[ ]
Balanced Strategy Fund	C	[ ]
Balanced Strategy Fund	M	[ ]
Balanced Strategy Fund	R1	[ ]
Balanced Strategy Fund	R5	[ ]
Balanced Strategy Fund	S	[ ]
Conservative Strategy Fund	A	[ ]
Conservative Strategy Fund	C	[ ]
Conservative Strategy Fund	M	[ ]
Conservative Strategy Fund	R1	[ ]
Conservative Strategy Fund	R5	[ ]
Conservative Strategy Fund	S	[ ]
Emerging Markets Fund	A	[ ]
Emerging Markets Fund	C	[ ]
Emerging Markets Fund	M	[ ]
Emerging Markets Fund	R6	[ ]
Emerging Markets Fund	S	[ ]
Emerging Markets Fund	Y	[ ]
Equity Aggressive Strategy Fund	A	[ ]
Equity Aggressive Strategy Fund	C	[ ]
Equity Aggressive Strategy Fund	M	[ ]
Equity Aggressive Strategy Fund	R1	[ ]
Equity Aggressive Strategy Fund	R5	[ ]
Equity Aggressive Strategy Fund	S	[ ]
Equity Income Fund	A	[ ]
Equity Income Fund	C	[ ]
Equity Income Fund	M	[ ]
Equity Income Fund	R6	[ ]
Equity Income Fund	S	[ ]
Equity Income Fund	Y	[ ]
Global Equity Fund	A	[ ]
Global Equity Fund	C	[ ]
Global Equity Fund	M	[ ]
Global Equity Fund	R6	[ ]
Global Equity Fund	S	[ ]
Global Equity Fund	Y	[ ]
Global Infrastructure Fund	A	[ ]
Global Infrastructure Fund	C	[ ]
Global Infrastructure Fund	M	[ ]
Global Infrastructure Fund	R6	[ ]

Appendix A-1

Fund	Class	Shares Outstanding on Record Date
Global Infrastructure Fund	S	[ ]
Global Infrastructure Fund	Y	[ ]
Global Real Estate Securities Fund	A	[ ]
Global Real Estate Securities Fund	C	[ ]
Global Real Estate Securities Fund	M	[ ]
Global Real Estate Securities Fund	R6	[ ]
Global Real Estate Securities Fund	S	[ ]
Global Real Estate Securities Fund	Y	[ ]
International Developed Markets Fund	A	[ ]
International Developed Markets Fund	C	[ ]
International Developed Markets Fund	M	[ ]
International Developed Markets Fund	R6	[ ]
International Developed Markets Fund	S	[ ]
International Developed Markets Fund	Y	[ ]
Investment Grade Bond Fund	A	[ ]
Investment Grade Bond Fund	C	[ ]
Investment Grade Bond Fund	M	[ ]
Investment Grade Bond Fund	R6	[ ]
Investment Grade Bond Fund	S	[ ]
Investment Grade Bond Fund	Y	[ ]
Moderate Strategy Fund	A	[ ]
Moderate Strategy Fund	C	[ ]
Moderate Strategy Fund	M	[ ]
Moderate Strategy Fund	R1	[ ]
Moderate Strategy Fund	R5	[ ]
Moderate Strategy Fund	S	[ ]
Multifactor International Equity Fund	A	[ ]
Multifactor International Equity Fund	C	[ ]
Multifactor International Equity Fund	M	[ ]
Multifactor International Equity Fund	R6	[ ]
Multifactor International Equity Fund	S	[ ]
Multifactor International Equity Fund	Y	[ ]
Multifactor U.S. Equity Fund	A	[ ]
Multifactor U.S. Equity Fund	C	[ ]
Multifactor U.S. Equity Fund	M	[ ]
Multifactor U.S. Equity Fund	R6	[ ]
Multifactor U.S. Equity Fund	S	[ ]
Multifactor U.S. Equity Fund	Y	[ ]
Multi-Strategy Income Fund	A	[ ]
Multi-Strategy Income Fund	C	[ ]
Multi-Strategy Income Fund	M	[ ]
Multi-Strategy Income Fund	R6	[ ]
Multi-Strategy Income Fund	S	[ ]
Multi-Strategy Income Fund	Y	[ ]
Multi-Asset Strategy Fund	A	[ ]
Multi-Asset Strategy Fund	C	[ ]
Multi-Asset Strategy Fund	M	[ ]
Multi-Asset Strategy Fund	R6	[ ]
Multi-Asset Strategy Fund	S	[ ]
Multi-Asset Strategy Fund	Y	[ ]
Opportunistic Credit Fund	A	[ ]

Appendix A-2

Fund	Class	Shares Outstanding on Record Date
Opportunistic Credit Fund	C	[ ]
Opportunistic Credit Fund	M	[ ]
Opportunistic Credit Fund	R6	[ ]
Opportunistic Credit Fund	S	[ ]
Opportunistic Credit Fund	Y	[ ]
Long Duration Bond Fund	A	[ ]
Long Duration Bond Fund	C	[ ]
Long Duration Bond Fund	M	[ ]
Long Duration Bond Fund	R6	[ ]
Long Duration Bond Fund	S	[ ]
Long Duration Bond Fund	Y	[ ]
Short Duration Bond Fund	A	[ ]
Short Duration Bond Fund	C	[ ]
Short Duration Bond Fund	M	[ ]
Short Duration Bond Fund	R6	[ ]
Short Duration Bond Fund	S	[ ]
Short Duration Bond Fund	Y	[ ]
Strategic Bond Fund	A	[ ]
Strategic Bond Fund	C	[ ]
Strategic Bond Fund	M	[ ]
Strategic Bond Fund	R6	[ ]
Strategic Bond Fund	S	[ ]
Strategic Bond Fund	Y	[ ]
Sustainable Equity Fund	A	[ ]
Sustainable Equity Fund	C	[ ]
Sustainable Equity Fund	M	[ ]
Sustainable Equity Fund	R6	[ ]
Sustainable Equity Fund	S	[ ]
Sustainable Equity Fund	Y	[ ]
Tax-Exempt Bond Fund	A	[ ]
Tax-Exempt Bond Fund	C	[ ]
Tax-Exempt Bond Fund	M	[ ]
Tax-Exempt Bond Fund	S	[ ]
Tax-Exempt High Yield Bond Fund	A	[ ]
Tax-Exempt High Yield Bond Fund	C	[ ]
Tax-Exempt High Yield Bond Fund	M	[ ]
Tax-Exempt High Yield Bond Fund	S	[ ]
Tax-Managed International Equity Fund	A	[ ]
Tax-Managed International Equity Fund	C	[ ]
Tax-Managed International Equity Fund	M	[ ]
Tax-Managed International Equity Fund	S	[ ]
Tax-Managed Real Assets Fund	A	[ ]
Tax-Managed Real Assets Fund	C	[ ]
Tax-Managed Real Assets Fund	M	[ ]
Tax-Managed Real Assets Fund	S	[ ]
Tax-Managed U.S. Large Cap Fund	A	[ ]
Tax-Managed U.S. Large Cap Fund	C	[ ]
Tax-Managed U.S. Large Cap Fund	M	[ ]
Tax-Managed U.S. Large Cap Fund	S	[ ]
Tax-Managed International Equity Fund	A	[ ]
Tax-Managed International Equity Fund	C	[ ]

Appendix A-3

Fund	Class	Shares Outstanding on Record Date
Tax-Managed International Equity Fund	M	[ ]
Tax-Managed International Equity Fund	S	[ ]
U.S. Small Cap Equity Fund	A	[ ]
U.S. Small Cap Equity Fund	C	[ ]
U.S. Small Cap Equity Fund	M	[ ]
U.S. Small Cap Equity Fund	R6	[ ]
U.S. Small Cap Equity Fund	S	[ ]
U.S. Small Cap Equity Fund	Y	[ ]
U.S. Strategic Equity Fund	A	[ ]
U.S. Strategic Equity Fund	C	[ ]
U.S. Strategic Equity Fund	M	[ ]
U.S. Strategic Equity Fund	R6	[ ]
U.S. Strategic Equity Fund	S	[ ]
U.S. Strategic Equity Fund	Y	[ ]

Appendix A-4

APPENDIX B

Share Ownership by Trustees and Certain Officers

Trustee/Officer	Fund Name	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Officer in Russell Investments Fund Complex
Vernon Barback	Moderate Strategy Fund	$1 - $10,000	Over $100,000
	Aggressive Strategy Fund	$1 - $10,000
	Balanced Strategy Fund	$1 - $10,000
	Equity Aggressive Strategy Fund	$1 - $10,000
	Conservative Strategy Fund	$1 - $10,000
	Tax-Exempt Bond Fund	$1 - $10,000
	Global Real Estate Securities Fund	$1 - $10,000
	Tax-Managed U.S. Mid & Small Cap Fund	$10,001 - $50,000
	Short Duration Bond Fund	$1 - $10,000
	Emerging Markets Fund	$1 - $10,000
	Tax-Managed U.S. Large Cap Fund	$10,001 - $50,000
	Global Equity Fund	$1 - $10,000
	Investment Grade Bond Fund	$1 - $10,000
	Equity Income Fund	$1 - $10,000
	Sustainable Equity Fund	$1 - $10,000
	U.S. Small Cap Equity Fund	$1 - $10,000
	International Developed Markets Fund	$1 - $10,000
	Strategic Bond Fund	$1 - $10,000
	Global Infrastructure Fund	$1 - $10,000
	Opportunistic Credit Fund	$1 - $10,000
	U.S. Strategic Equity Fund	$1 - $10,000
	Multifactor U.S. Equity Fund	$1 - $10,000
	Multifactor International Equity Fund	$1 - $10,000
	Multi-Strategy Income Fund	$1 - $10,000
	Tax-Managed International Equity Fund	$10,001 - $50,000
	Tax-Exempt High Yield Bond Fund	$1 - $10,000
	Multi-Asset Strategy Fund	$1 - $10,000
	Tax-Managed Real Assets Fund	$1 - $10,000
Michelle L. Cahoon	Tax-Managed U.S. Mid & Small Cap Fund	$10,001 - $50,000	Over $100,000
	Tax-Managed U.S. Large Cap Fund	$50,001 - $100,000
	Global Equity Fund	$50,001 - $100,000
	Tax-Exempt High Yield Bond Fund	$50,001 - $100,000
Michael Day	Multifactor U.S. Equity Fund	$50,001 - $100,000	Over $100,000
	Tax-Managed U.S. Large Cap Fund	Over $100,000
Julie Dien Ledoux	U.S. Strategic Equity Fund	Over $100,000	Over $100,000
	Tax-Managed U.S. Large Cap Fund	Over $100,000
Jeremy May	Short Duration Bond Fund	$10,001 - $50,000	Over $100,000
	Strategic Bond Fund	$10,001 - $50,000
	Global Equity Fund	Over $100,000
	U.S. Small Cap Equity Fund	$50,001 - $100,000
Ellen M. Needham	Tax-Exempt Bond Fund	$10,001 - $50,000	Over $100,000
	Tax-Managed U.S. Mid & Small Cap Fund	$10,001 - $50,000
	Tax-Managed U.S. Large Cap Fund	$10,001 - $50,000
	Tax-Managed International Equity Fund	$10,001 - $50,000
	Tax-Exempt High Yield Bond Fund	$10,001 - $50,000
	Tax-Managed Real Assets Fund	$10,001 - $50,000

Appendix B-1

	Global Real Estate Securities Fund	$1 - $10,000
	Emerging Markets Fund	$1 - $10,000
	Global Equity Fund	$10,001 - $50,000
	U.S. Small Cap Equity Fund	$10,001 - $50,000
	Strategic Bond Fund	$10,001 - $50,000
	Global Infrastructure Fund	$1 - $10,000
	U.S. Strategic Equity Fund	$10,001 - $50,000
Jeannie Shanahan	Opportunistic Credit Fund	$10,001 - $50,000	Over $100,000
	Multifactor U.S. Equity Fund	Over $100,000
Raymond P. Tennison, Jr.	Sustainable Equity Fund	Over $100,000	Over $100,000
	Global Real Estate Securities Fund	$50,001 - $100,000
	Tax-Exempt Bond Fund	$50,001 - $100,000
Jack R. Thompson	Tax-Exempt High Yield Bond Fund	Over $100,000	Over $100,000
Ross Erickson	None	None	None

Appendix B-2

APPENDIX C

5% Record or Beneficial Owners of Fund Shares as of July 31, 2026

As of July 31, 2026, the following shareholders owned of record or were known by the Funds to beneficially own 5% or more of any Class of a Fund’s Shares.

FUND NAME	CL	NAME & ADDRESS	# OF SHARES	%
AGGRESSIVE STRATEGY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,142,226.846	8.44%
AGGRESSIVE STRATEGY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,766,603.996	6.96%
AGGRESSIVE STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	17,098,462.236	67.39%
AGGRESSIVE STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,438,864.436	5.67%
AGGRESSIVE STRATEGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	878,707.954	7.97%
AGGRESSIVE STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,082,847.018	27.96%
AGGRESSIVE STRATEGY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	2,904,020.474	26.34%
AGGRESSIVE STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,913,651.360	26.43%
AGGRESSIVE STRATEGY FUND	R1	AMERICAN UNITED LIFE / VOYA FINANCIAL ADMINISTRATOR 1 ORANGE WAY WINDSOR CT 06095-4773	144,075.027	38.79%
AGGRESSIVE STRATEGY FUND	R1	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	24,267.402	6.53%
AGGRESSIVE STRATEGY FUND	R1	MID ATLANTIC TRUST COMPANY FBO BETA INDUSTRIES, INC. 401(K) RETIRE 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	29,118.128	7.84%
AGGRESSIVE STRATEGY FUND	R1	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2037	46,829.226	12.61%
AGGRESSIVE STRATEGY FUND	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	36,017.025	9.70%
AGGRESSIVE STRATEGY FUND	R5	AMERICAN UNITED LIFE / VOYA FINANCIAL ADMINISTRATOR 1 ORANGE WAY WINDSOR CT 06095-4773	79,568.714	11.00%
AGGRESSIVE STRATEGY FUND	R5	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	72,114.344	9.97%
AGGRESSIVE STRATEGY FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	176,010.922	24.33%
AGGRESSIVE STRATEGY FUND	R5	MG TRUST COMPANY CUST. FBO AGRISWINE ALLIANCE, INC. EMPLOYEES 717 17TH ST STE 1300 DENVER CO 80202-3304	114,259.130	15.80%
AGGRESSIVE STRATEGY FUND	R5	MG TRUST COMPANY CUST. FBO DAVID J. SOLIMINE FUNERAL SERV 717 17TH ST STE 1300 DENVER CO 80202-3304	66,115.283	9.14%
AGGRESSIVE STRATEGY FUND	R5	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	39,026.535	5.40%
AGGRESSIVE STRATEGY FUND	R5	TALCOTT RESOLUTION LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 5051 HARTFORD CT 06102-5051	88,540.517	12.24%
AGGRESSIVE STRATEGY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	527,257.231	7.55%
AGGRESSIVE STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,273,265.524	18.24%
AGGRESSIVE STRATEGY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	585,820.012	8.39%
AGGRESSIVE STRATEGY FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	2,791,451.746	40.00%
AGGRESSIVE STRATEGY FUND	S	VOYA INSTITUTIONAL TRUST COMPANY FBO ASSEMBLY OF GOD FINANCIAL 1 ORANGE WAY WINDSOR CT 06095-4773	511,633.050	7.33%
BALANCED STRATEGY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,467,455.359	9.15%

Appendix C-1

BALANCED STRATEGY FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,533,261.832	5.69%
BALANCED STRATEGY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,175,316.640	8.07%
BALANCED STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	16,236,618.490	60.21%
BALANCED STRATEGY FUND	A	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	1,402,551.287	5.20%
BALANCED STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,161,214.207	8.01%
BALANCED STRATEGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,053,827.017	7.19%
BALANCED STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	4,599,515.992	31.36%
BALANCED STRATEGY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	4,034,774.171	27.51%
BALANCED STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,557,973.753	24.26%
BALANCED STRATEGY FUND	R1	AMERICAN UNITED LIFE / VOYA FINANCIAL ADMINISTRATOR 1 ORANGE WAY WINDSOR CT 06095-4773	401,695.321	42.39%
BALANCED STRATEGY FUND	R1	MATRIX TRUST COMPANY AS AGENT FOR NONAB & CO TRUSTEE FBO NORTHERN TIER VETERINARY CLINIC PROFIT SHARING PLAN 90 MAIN ST WELLSBORO PA 16901-1517	231,494.511	24.43%
BALANCED STRATEGY FUND	R1	MID ATLANTIC TRUST COMPANY FBO CALIFORNIA SPECIALTY INSULATIO 401( 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	61,633.666	6.50%
BALANCED STRATEGY FUND	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	191,557.874	20.22%
BALANCED STRATEGY FUND	R5	AMERICAN UNITED LIFE / VOYA FINANCIAL ADMINISTRATOR 1 ORANGE WAY WINDSOR CT 06095-4773	444,559.208	35.14%
BALANCED STRATEGY FUND	R5	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	159,925.719	12.64%
BALANCED STRATEGY FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	277,788.256	21.96%
BALANCED STRATEGY FUND	R5	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	226,886.638	17.94%
BALANCED STRATEGY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	861,289.152	11.71%
BALANCED STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,723,533.382	23.44%
BALANCED STRATEGY FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	3,062,331.300	41.64%
CONSERVATIVE STRATEGY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	529,792.251	18.16%
CONSERVATIVE STRATEGY FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	205,793.770	7.05%
CONSERVATIVE STRATEGY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	228,528.288	7.83%
CONSERVATIVE STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,654,185.217	56.69%
CONSERVATIVE STRATEGY FUND	C	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	117,011.892	5.16%
CONSERVATIVE STRATEGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	187,746.311	8.28%
CONSERVATIVE STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	903,814.881	39.86%
CONSERVATIVE STRATEGY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	532,305.999	23.47%
CONSERVATIVE STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	279,403.393	12.32%

Appendix C-2

CONSERVATIVE STRATEGY FUND	R1	AMERICAN UNITED LIFE / VOYA FINANCIAL ADMINISTRATOR 1 ORANGE WAY WINDSOR CT 06095-4773	6,996.767	13.19%
CONSERVATIVE STRATEGY FUND	R1	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	8,037.095	15.15%
CONSERVATIVE STRATEGY FUND	R1	MID ATLANTIC TRUST COMPANY FBO SURFACE MOUNT TECHNOLOGY CORPORATIO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	2,960.484	5.58%
CONSERVATIVE STRATEGY FUND	R1	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19,496.785	36.74%
CONSERVATIVE STRATEGY FUND	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	9,980.878	18.81%
CONSERVATIVE STRATEGY FUND	R5	ATTN PLAN TRUSTEE THE BOLLES SCHOOL FBO THE BOLLES SCHOOL 457F PLAN 7400 SAN JOSE BLVD JACKSONVILLE FL 32217-3430	13,238.157	6.64%
CONSERVATIVE STRATEGY FUND	R5	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	58,553.971	29.38%
CONSERVATIVE STRATEGY FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	92,839.170	46.58%
CONSERVATIVE STRATEGY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	32,805.550	7.68%
CONSERVATIVE STRATEGY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	52,285.528	12.25%
CONSERVATIVE STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	132,445.711	31.02%
CONSERVATIVE STRATEGY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	44,523.654	10.43%
CONSERVATIVE STRATEGY FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	76,047.698	17.81%
EMERGING MARKETS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	316,784.510	65.75%
EMERGING MARKETS FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	92,780.444	19.26%
EMERGING MARKETS FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9,937.077	6.81%
EMERGING MARKETS FUND	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10,144.081	6.95%
EMERGING MARKETS FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23,079.534	15.81%
EMERGING MARKETS FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	29,382.037	20.12%
EMERGING MARKETS FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	31,484.335	21.56%
EMERGING MARKETS FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	33,046.080	22.63%
EMERGING MARKETS FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,534,475.001	67.67%
EMERGING MARKETS FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,369,572.332	26.22%
EMERGING MARKETS FUND	R6	ASCENSUS TRUST COMPANY FBO INDIANA TRUST 401K PLAN 259345 P.O. BOX 10758 FARGO ND 58106-0758	7,781.371	7.28%
EMERGING MARKETS FUND	R6	ASCENSUS TRUST COMPANY FBO LAIDIG SYSTEMS, INC. EMPLOYEES’ PLA 259360 P.O. BOX 10758 FARGO ND 58106-0758	47,625.692	44.56%
EMERGING MARKETS FUND	R6	ASCENSUS TRUST COMPANY FBO MIDLAND ENGINEERING CO., INC, EMPLO 259365 P.O. BOX 10758 FARGO ND 58106-0758	6,641.593	6.21%
EMERGING MARKETS FUND	R6	ASCENSUS TRUST COMPANY FBO THE EDWARD LOWE FOUNDATION EMPLOYEE 259382 P.O. BOX 10758 FARGO ND 58106-0758	5,378.937	5.03%
EMERGING MARKETS FUND	R6	ASCENSUS TRUST COMPANY FBO WARRICK & BOYN, LLP PROFIT SHARING 259384 P.O. BOX 10758 FARGO ND 58106-0758	8,364.298	7.83%
EMERGING MARKETS FUND	R6	MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	7,116.757	6.66%
EMERGING MARKETS FUND	R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,259.078	5.86%
EMERGING MARKETS FUND	S	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12,748,898.700	36.20%

Appendix C-3

EMERGING MARKETS FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	2,221,858.189	6.31%
EMERGING MARKETS FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,621,320.813	7.44%
EMERGING MARKETS FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,232,055.692	9.18%
EMERGING MARKETS FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	2,000,295.409	5.68%
EMERGING MARKETS FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8,883,323.039	25.22%
EMERGING MARKETS FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	1,561,145.826	27.31%
EMERGING MARKETS FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	1,200,069.575	20.99%
EMERGING MARKETS FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	954,260.391	16.69%
EMERGING MARKETS FUND	Y	RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	367,510.524	6.43%
EMERGING MARKETS FUND	Y	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	311,862.834	5.46%
EMERGING MARKETS FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	924,776.472	16.18%
EQUITY AGGRESSIVE STRATEGY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,108,702.664	14.67%
EQUITY AGGRESSIVE STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,675,570.440	48.62%
EQUITY AGGRESSIVE STRATEGY FUND	A	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	404,406.675	5.35%
EQUITY AGGRESSIVE STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,097,567.571	14.52%
EQUITY AGGRESSIVE STRATEGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	717,608.415	12.52%
EQUITY AGGRESSIVE STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	977,733.707	17.05%
EQUITY AGGRESSIVE STRATEGY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	1,540,563.100	26.87%
EQUITY AGGRESSIVE STRATEGY FUND	C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	389,293.534	6.79%
EQUITY AGGRESSIVE STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,669,806.563	29.13%
EQUITY AGGRESSIVE STRATEGY FUND	R1	AMERICAN UNITED LIFE / VOYA FINANCIAL ADMINISTRATOR 1 ORANGE WAY WINDSOR CT 06095-4773	58,836.515	24.74%
EQUITY AGGRESSIVE STRATEGY FUND	R1	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	12,705.721	5.34%
EQUITY AGGRESSIVE STRATEGY FUND	R1	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	34,838.353	14.65%
EQUITY AGGRESSIVE STRATEGY FUND	R1	MID ATLANTIC TRUST COMPANY FBO BETA INDUSTRIES, INC. 401(K) RETIRE 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	40,042.110	16.84%
EQUITY AGGRESSIVE STRATEGY FUND	R1	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18,495.808	7.78%
EQUITY AGGRESSIVE STRATEGY FUND	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	37,603.899	15.81%
EQUITY AGGRESSIVE STRATEGY FUND	R5	AMERICAN UNITED LIFE / VOYA FINANCIAL ADMINISTRATOR 1 ORANGE WAY WINDSOR CT 06095-4773	61,554.978	25.94%
EQUITY AGGRESSIVE STRATEGY FUND	R5	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	71,475.154	30.12%

Appendix C-4

EQUITY AGGRESSIVE STRATEGY FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	87,113.190	36.71%
EQUITY AGGRESSIVE STRATEGY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	726,873.554	14.28%
EQUITY AGGRESSIVE STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	991,501.370	19.48%
EQUITY AGGRESSIVE STRATEGY FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	387,687.665	7.62%
EQUITY AGGRESSIVE STRATEGY FUND	S	VOYA INSTITUTIONAL TRUST COMPANY FBO ASSEMBLY OF GOD FINANCIAL 1 ORANGE WAY WINDSOR CT 06095-4773	316,325.889	6.21%
EQUITY AGGRESSIVE STRATEGY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,918,390.398	37.69%
EQUITY INCOME FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	58,779.743	10.60%
EQUITY INCOME FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	54,025.015	9.74%
EQUITY INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29,191.308	5.26%
EQUITY INCOME FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	291,532.445	52.56%
EQUITY INCOME FUND	A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	32,125.551	5.79%
EQUITY INCOME FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	46,640.532	8.41%
EQUITY INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	51,988.982	8.40%
EQUITY INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	123,237.553	19.91%
EQUITY INCOME FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	49,132.844	7.94%
EQUITY INCOME FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	294,815.287	47.63%
EQUITY INCOME FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	294,091.739	7.22%
EQUITY INCOME FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	295,447.610	7.25%
EQUITY INCOME FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	575,320.542	14.13%
EQUITY INCOME FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	902,086.132	22.15%
EQUITY INCOME FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	224,891.532	5.52%
EQUITY INCOME FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	309,702.502	7.60%
EQUITY INCOME FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	647,587.128	15.90%
EQUITY INCOME FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR AGFIRST FBO AGFIRST FARM CREDIT BANK SUPP EXEC TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685	145,079.337	24.29%
EQUITY INCOME FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685	452,229.806	75.71%
GLOBAL EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	85,534.835	5.04%
GLOBAL EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,225,812.079	72.30%
GLOBAL EQUITY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	124,946.997	7.37%
GLOBAL EQUITY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	17,320.665	6.52%

Appendix C-5

GLOBAL EQUITY FUND	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	21,263.515	8.00%
GLOBAL EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	53,969.220	20.31%
GLOBAL EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	48,708.175	18.33%
GLOBAL EQUITY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	65,602.327	24.69%
GLOBAL EQUITY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	39,158.165	14.74%
GLOBAL EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27,005,999.488	69.37%
GLOBAL EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	10,920,286.961	28.05%
GLOBAL EQUITY FUND	S	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	114,834,879.053	52.32%
GLOBAL EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	16,990,428.063	7.74%
GLOBAL EQUITY FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	20,942,852.230	9.54%
GLOBAL EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	13,182,548.164	6.01%
GLOBAL EQUITY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	26,572,230.476	12.11%
GLOBAL EQUITY FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	14,842,403.725	25.55%
GLOBAL EQUITY FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	14,743,906.171	25.38%
GLOBAL EQUITY FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	7,859,408.819	13.53%
GLOBAL EQUITY FUND	Y	RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	4,504,785.340	7.75%
GLOBAL EQUITY FUND	Y	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	5,406,527.184	9.31%
GLOBAL EQUITY FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	6,748,091.328	11.61%
GLOBAL INFRASTRUCTURE FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	58,582.017	10.65%
GLOBAL INFRASTRUCTURE FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	67,449.044	12.27%
GLOBAL INFRASTRUCTURE FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	285,792.556	51.97%
GLOBAL INFRASTRUCTURE FUND	A	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	32,123.609	5.84%
GLOBAL INFRASTRUCTURE FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	45,187.466	8.22%
GLOBAL INFRASTRUCTURE FUND	C	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21,087.398	13.33%
GLOBAL INFRASTRUCTURE FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	8,863.423	5.60%
GLOBAL INFRASTRUCTURE FUND	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11,574.630	7.32%
GLOBAL INFRASTRUCTURE FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	40,675.828	25.71%
GLOBAL INFRASTRUCTURE FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	33,547.191	21.21%
GLOBAL INFRASTRUCTURE FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	35,428.740	22.40%

Appendix C-6

GLOBAL INFRASTRUCTURE FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,784,651.620	68.33%
GLOBAL INFRASTRUCTURE FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,132,836.994	27.80%
GLOBAL INFRASTRUCTURE FUND	S	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	22,420,136.411	47.59%
GLOBAL INFRASTRUCTURE FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,447,168.083	5.19%
GLOBAL INFRASTRUCTURE FUND	S	SEI PRIVATE TRUST COMPANY C/O ROCKLAND TRUST COMPANY 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	7,408,098.983	15.72%
GLOBAL INFRASTRUCTURE FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,947,118.514	12.62%
GLOBAL INFRASTRUCTURE FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	1,096,691.370	23.98%
GLOBAL INFRASTRUCTURE FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	1,100,789.569	24.07%
GLOBAL INFRASTRUCTURE FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	582,335.452	12.73%
GLOBAL INFRASTRUCTURE FUND	Y	RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	343,703.203	7.51%
GLOBAL INFRASTRUCTURE FUND	Y	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	399,429.790	8.73%
GLOBAL INFRASTRUCTURE FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	947,526.210	20.72%
GLOBAL REAL ESTATE SECURITIES FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	256,958.197	83.85%
GLOBAL REAL ESTATE SECURITIES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	95,814.275	62.09%
GLOBAL REAL ESTATE SECURITIES FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	18,272.175	11.84%
GLOBAL REAL ESTATE SECURITIES FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22,255.837	14.42%
GLOBAL REAL ESTATE SECURITIES FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	158,112.646	6.61%
GLOBAL REAL ESTATE SECURITIES FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,391,367.720	58.13%
GLOBAL REAL ESTATE SECURITIES FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	723,198.490	30.22%
GLOBAL REAL ESTATE SECURITIES FUND	R6	ASCENSUS TRUST COMPANY FBO INDIANA TRUST 401K PLAN 259345 P.O. BOX 10758 FARGO ND 58106-0758	6,359.553	6.01%
GLOBAL REAL ESTATE SECURITIES FUND	R6	ASCENSUS TRUST COMPANY FBO LAIDIG SYSTEMS, INC. EMPLOYEES’ PLA 259360 P.O. BOX 10758 FARGO ND 58106-0758	27,909.456	26.36%
GLOBAL REAL ESTATE SECURITIES FUND	R6	ASCENSUS TRUST COMPANY FBO MIDLAND ENGINEERING CO., INC, EMPLO 259365 P.O. BOX 10758 FARGO ND 58106-0758	5,970.071	5.64%
GLOBAL REAL ESTATE SECURITIES FUND	R6	ASCENSUS TRUST COMPANY FBO THE EDWARD LOWE FOUNDATION EMPLOYEE 259382 P.O. BOX 10758 FARGO ND 58106-0758	5,867.234	5.54%
GLOBAL REAL ESTATE SECURITIES FUND	R6	ASCENSUS TRUST COMPANY FBO WARRICK & BOYN, LLP PROFIT SHARING 259384 P.O. BOX 10758 FARGO ND 58106-0758	5,630.339	5.32%
GLOBAL REAL ESTATE SECURITIES FUND	R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	33,710.412	31.84%
GLOBAL REAL ESTATE SECURITIES FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	1,002,262.180	12.71%
GLOBAL REAL ESTATE SECURITIES FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	413,211.961	5.24%

Appendix C-7

GLOBAL REAL ESTATE SECURITIES FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,469,576.568	18.64%
GLOBAL REAL ESTATE SECURITIES FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,740,649.095	22.08%
GLOBAL REAL ESTATE SECURITIES FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	2,081,369.883	26.40%
GLOBAL REAL ESTATE SECURITIES FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	453,168.136	5.75%
GLOBAL REAL ESTATE SECURITIES FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	560,520.676	33.08%
GLOBAL REAL ESTATE SECURITIES FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	372,195.233	21.97%
GLOBAL REAL ESTATE SECURITIES FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	345,319.274	20.38%
GLOBAL REAL ESTATE SECURITIES FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	313,901.140	18.53%
INTERNATIONAL DEVELOPED MARKETS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	275,796.674	64.52%
INTERNATIONAL DEVELOPED MARKETS FUND	A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	32,325.641	7.56%
INTERNATIONAL DEVELOPED MARKETS FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	60,508.236	14.15%
INTERNATIONAL DEVELOPED MARKETS FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10,751.318	9.36%
INTERNATIONAL DEVELOPED MARKETS FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12,193.837	10.62%
INTERNATIONAL DEVELOPED MARKETS FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	31,669.350	27.58%
INTERNATIONAL DEVELOPED MARKETS FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	22,027.647	19.19%
INTERNATIONAL DEVELOPED MARKETS FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29,442.582	25.64%
INTERNATIONAL DEVELOPED MARKETS FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,826,590.966	68.67%
INTERNATIONAL DEVELOPED MARKETS FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,041,813.827	25.31%
INTERNATIONAL DEVELOPED MARKETS FUND	S	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,254,588.456	25.73%
INTERNATIONAL DEVELOPED MARKETS FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	1,889,194.640	9.25%
INTERNATIONAL DEVELOPED MARKETS FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,306,231.497	11.29%
INTERNATIONAL DEVELOPED MARKETS FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,774,683.045	8.69%
INTERNATIONAL DEVELOPED MARKETS FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,600,264.278	7.83%
INTERNATIONAL DEVELOPED MARKETS FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	1,120,311.328	5.49%
INTERNATIONAL DEVELOPED MARKETS FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,645,825.265	22.75%
INTERNATIONAL DEVELOPED MARKETS FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	542,316.735	55.79%
INTERNATIONAL DEVELOPED MARKETS FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685	210,304.703	21.63%

Appendix C-8

INTERNATIONAL DEVELOPED MARKETS FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET SALARIED EMP GRP LIFE INS PLAN TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685	52,888.966	5.44%
INTERNATIONAL DEVELOPED MARKETS FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET SALARIED EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685	119,405.884	12.28%
INVESTMENT GRADE BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	418,820.376	78.48%
INVESTMENT GRADE BOND FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	54,402.311	10.19%
INVESTMENT GRADE BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,928.827	8.00%
INVESTMENT GRADE BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	47,988.811	38.65%
INVESTMENT GRADE BOND FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	32,116.606	25.87%
INVESTMENT GRADE BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	25,351.763	20.42%
INVESTMENT GRADE BOND FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	693,757.869	6.11%
INVESTMENT GRADE BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,795,183.706	59.81%
INVESTMENT GRADE BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,519,665.357	30.98%
INVESTMENT GRADE BOND FUND	R6	ASCENSUS TRUST COMPANY FBO BORKHOLDER BUILDINGS & SUPPLY LLC E 259351 P.O. BOX 10758 FARGO ND 58106-0758	12,225.123	5.00%
INVESTMENT GRADE BOND FUND	R6	ASCENSUS TRUST COMPANY FBO INDIANA TRUST 401K PLAN 259345 P.O. BOX 10758 FARGO ND 58106-0758	30,696.515	12.56%
INVESTMENT GRADE BOND FUND	R6	ASCENSUS TRUST COMPANY FBO LAIDIG SYSTEMS, INC. EMPLOYEES’ PLA 259360 P.O. BOX 10758 FARGO ND 58106-0758	70,695.533	28.93%
INVESTMENT GRADE BOND FUND	R6	ASCENSUS TRUST COMPANY FBO MGE EMPLOYEE 401(K) PLAN 259362 P.O. BOX 10758 FARGO ND 58106-0758	14,043.349	5.75%
INVESTMENT GRADE BOND FUND	R6	ASCENSUS TRUST COMPANY FBO MIDLAND ENGINEERING CO., INC, EMPLO 259365 P.O. BOX 10758 FARGO ND 58106-0758	21,551.138	8.82%
INVESTMENT GRADE BOND FUND	R6	ASCENSUS TRUST COMPANY FBO THE EDWARD LOWE FOUNDATION EMPLOYEE 259382 P.O. BOX 10758 FARGO ND 58106-0758	27,568.437	11.28%
INVESTMENT GRADE BOND FUND	R6	ASCENSUS TRUST COMPANY FBO WARRICK & BOYN, LLP PROFIT SHARING 259384 P.O. BOX 10758 FARGO ND 58106-0758	20,061.207	8.21%
INVESTMENT GRADE BOND FUND	R6	MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	20,016.835	8.19%
INVESTMENT GRADE BOND FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	3,949,428.841	11.33%
INVESTMENT GRADE BOND FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,530,646.278	21.61%
INVESTMENT GRADE BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,272,533.908	23.74%
INVESTMENT GRADE BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,091,428.596	8.87%
INVESTMENT GRADE BOND FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	2,344,066.445	6.73%
INVESTMENT GRADE BOND FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,057,034.637	20.25%
INVESTMENT GRADE BOND FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	5,798,932.143	61.38%
INVESTMENT GRADE BOND FUND	Y	BERRIEN COUNTY HEALTHCARE TRUST BERRIEN COUNTY ADMINISTRATION CTR 701 MAIN ST SAINT JOSEPH MI 49085-1316	903,836.382	9.57%
INVESTMENT GRADE BOND FUND	Y	CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	503,263.222	5.33%

Appendix C-9

INVESTMENT GRADE BOND FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	1,161,347.645	12.29%
LONG DURATION BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,572,174.547	61.98%
LONG DURATION BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	4,149,510.345	30.00%
LONG DURATION BOND FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	5,446,489.119	14.08%
LONG DURATION BOND FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8,157,485.596	21.09%
LONG DURATION BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,956,092.175	10.23%
LONG DURATION BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,837,921.351	9.92%
LONG DURATION BOND FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	2,345,671.568	6.06%
LONG DURATION BOND FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13,142,783.780	33.98%
LONG DURATION BOND FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	4,561,035.939	33.91%
LONG DURATION BOND FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	3,451,782.631	25.66%
LONG DURATION BOND FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	1,619,661.092	12.04%
LONG DURATION BOND FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	771,558.871	5.74%
LONG DURATION BOND FUND	Y	RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	1,189,601.792	8.84%
LONG DURATION BOND FUND	Y	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	829,484.887	6.17%
MODERATE STRATEGY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	417,594.657	6.66%
MODERATE STRATEGY FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	396,067.907	6.31%
MODERATE STRATEGY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	548,413.925	8.74%
MODERATE STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	4,017,240.449	64.03%
MODERATE STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	406,862.695	6.48%
MODERATE STRATEGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	357,214.042	11.81%
MODERATE STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,138,311.290	37.63%
MODERATE STRATEGY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	840,908.477	27.80%
MODERATE STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	495,596.767	16.38%
MODERATE STRATEGY FUND	R1	AMERICAN UNITED LIFE / VOYA FINANCIAL ADMINISTRATOR 1 ORANGE WAY WINDSOR CT 06095-4773	39,521.715	22.33%
MODERATE STRATEGY FUND	R1	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	13,929.151	7.87%
MODERATE STRATEGY FUND	R1	MID ATLANTIC TRUST COMPANY FBO CARDIAC INSTITUTE OF CENTRAL C 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14,331.170	8.10%
MODERATE STRATEGY FUND	R1	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,044.390	5.11%
MODERATE STRATEGY FUND	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	78,632.727	44.43%

Appendix C-10

MODERATE STRATEGY FUND	R5	AMERICAN UNITED LIFE / VOYA FINANCIAL ADMINISTRATOR 1 ORANGE WAY WINDSOR CT 06095-4773	134,072.256	30.68%
MODERATE STRATEGY FUND	R5	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	60,985.124	13.95%
MODERATE STRATEGY FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	89,120.220	20.39%
MODERATE STRATEGY FUND	R5	MID ATLANTIC TRUST COMPANY FBO WILLIAM NEALE & CO., P.C. 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	71,265.898	16.31%
MODERATE STRATEGY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	175,114.441	11.79%
MODERATE STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	406,357.177	27.37%
MODERATE STRATEGY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	333,481.116	22.46%
MODERATE STRATEGY FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	257,982.934	17.37%
MODERATE STRATEGY FUND	S	VOYA INSTITUTIONAL TRUST COMPANY FBO ASSEMBLY OF GOD FINANCIAL 1 ORANGE WAY WINDSOR CT 06095-4773	80,349.391	5.41%
MULTI-ASSET STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	187,104.887	56.73%
MULTI-ASSET STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	125,017.118	37.91%
MULTI-ASSET STRATEGY FUND	C	CETERA INVESTMENT SVCS (FBO) D. WILES EL SEGUNDO CA 90245	3,861.013	8.75%
MULTI-ASSET STRATEGY FUND	C	CETERA INVESTMENT SVCS (FBO) E. ELLIS EL SEGUNDO CA 90245	5,045.364	11.44%
MULTI-ASSET STRATEGY FUND	C	CETERA INVESTMENT SVCS (FBO) P. PAGE EL SEGUNDO CA 90245	2,982.544	6.76%
MULTI-ASSET STRATEGY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	15,357.256	34.81%
MULTI-ASSET STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,869.788	26.91%
MULTI-ASSET STRATEGY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,997,865.454	68.44%
MULTI-ASSET STRATEGY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	2,841,043.234	27.78%
MULTI-ASSET STRATEGY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	3,212,635.431	10.72%
MULTI-ASSET STRATEGY FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,716,960.822	19.08%
MULTI-ASSET STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,436,205.441	8.13%
MULTI-ASSET STRATEGY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,303,698.519	11.03%
MULTI-ASSET STRATEGY FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	2,638,763.743	8.81%
MULTI-ASSET STRATEGY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,305,707.833	31.06%
MULTI-ASSET STRATEGY FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	3,949,358.645	53.92%
MULTI-ASSET STRATEGY FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	1,814,386.937	24.77%
MULTI-ASSET STRATEGY FUND	Y	RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	1,205,484.907	16.46%
MULTIFACTOR INTERNATIONAL EQUITY FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	11,238.524	7.19%
MULTIFACTOR INTERNATIONAL EQUITY FUND	M	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8,653.001	5.54%
MULTIFACTOR INTERNATIONAL EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	107,423.284	68.72%
MULTIFACTOR INTERNATIONAL EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	9,318.057	5.96%
MULTIFACTOR INTERNATIONAL EQUITY FUND	M	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	13,589.415	8.69%

Appendix C-11

MULTIFACTOR INTERNATIONAL EQUITY FUND	R6	ASCENSUS TRUST COMPANY FBO GERRITY GROUP, LLC 401K SAVINGS 42 286 P.O. BOX 10758 FARGO ND 58106-0758	7,412.096	100.00%
MULTIFACTOR INTERNATIONAL EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	74,986.646	5.68%
MULTIFACTOR INTERNATIONAL EQUITY FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	128,880.816	9.77%
MULTIFACTOR INTERNATIONAL EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	442,907.468	33.58%
MULTIFACTOR INTERNATIONAL EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	642,774.348	48.73%
MULTIFACTOR INTERNATIONAL EQUITY FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	4,888,119.074	41.68%
MULTIFACTOR INTERNATIONAL EQUITY FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	2,648,469.604	22.58%
MULTIFACTOR INTERNATIONAL EQUITY FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	3,048,905.844	26.00%
MULTIFACTOR U.S. EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	682,505.311	92.50%
MULTIFACTOR U.S. EQUITY FUND	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	20,425.189	5.63%
MULTIFACTOR U.S. EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	312,495.977	86.21%
MULTIFACTOR U.S. EQUITY FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	16,126.219	10.93%
MULTIFACTOR U.S. EQUITY FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	17,184.543	11.65%
MULTIFACTOR U.S. EQUITY FUND	M	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10,473.906	7.10%
MULTIFACTOR U.S. EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	52,924.304	35.89%
MULTIFACTOR U.S. EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	44,763.008	30.35%
MULTIFACTOR U.S. EQUITY FUND	R6	ASCENSUS TRUST COMPANY FBO GERRITY GROUP, LLC 401K SAVINGS 42 286 P.O. BOX 10758 FARGO ND 58106-0758	12,049.957	28.63%
MULTIFACTOR U.S. EQUITY FUND	R6	RUSSELL INVESTMENT MANAGEMENT LLC ATTN ROSS ERICKSON 401 UNION ST FL 18 SEATTLE WA 98101-2685	29,012.680	68.93%
MULTIFACTOR U.S. EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	260,944.272	13.41%
MULTIFACTOR U.S. EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,462,348.885	75.13%
MULTIFACTOR U.S. EQUITY FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	5,374,087.783	33.23%
MULTIFACTOR U.S. EQUITY FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	4,488,445.390	27.75%
MULTIFACTOR U.S. EQUITY FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	3,414,764.028	21.11%
MULTIFACTOR U.S. EQUITY FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	824,306.137	5.10%
MULTIFACTOR U.S. EQUITY FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	870,870.207	5.38%
MULTI-STRATEGY INCOME FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	55,329.443	18.26%
MULTI-STRATEGY INCOME FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16,361.272	5.40%

Appendix C-12

MULTI-STRATEGY INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	40,016.815	13.21%
MULTI-STRATEGY INCOME FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	27,023.951	8.92%
MULTI-STRATEGY INCOME FUND	A	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	21,374.460	7.05%
MULTI-STRATEGY INCOME FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	139,597.468	46.07%
MULTI-STRATEGY INCOME FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	16,868.388	6.17%
MULTI-STRATEGY INCOME FUND	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	55,652.552	20.35%
MULTI-STRATEGY INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13,684.316	5.00%
MULTI-STRATEGY INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	33,407.559	12.22%
MULTI-STRATEGY INCOME FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	18,438.020	6.74%
MULTI-STRATEGY INCOME FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	134,192.043	49.07%
MULTI-STRATEGY INCOME FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,900,485.054	69.03%
MULTI-STRATEGY INCOME FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	726,537.957	26.39%
MULTI-STRATEGY INCOME FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	974,374.518	5.79%
MULTI-STRATEGY INCOME FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,123,220.463	12.61%
MULTI-STRATEGY INCOME FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,388,469.893	8.24%
MULTI-STRATEGY INCOME FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	922,330.529	5.48%
MULTI-STRATEGY INCOME FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,988,204.830	59.31%
MULTI-STRATEGY INCOME FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	4,630,733.799	58.74%
MULTI-STRATEGY INCOME FUND	Y	CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	399,115.340	5.06%
MULTI-STRATEGY INCOME FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	898,591.106	11.40%
MULTI-STRATEGY INCOME FUND	Y	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	1,467,151.814	18.61%
MULTI-STRATEGY INCOME FUND	Y	RIF MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	487,836.566	6.19%
OPPORTUNISTIC CREDIT FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	29,625.529	5.66%
OPPORTUNISTIC CREDIT FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	321,579.525	61.46%
OPPORTUNISTIC CREDIT FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	99,595.545	19.03%
OPPORTUNISTIC CREDIT FUND	C	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	140,634.446	23.14%
OPPORTUNISTIC CREDIT FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	128,447.299	21.13%
OPPORTUNISTIC CREDIT FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	72,387.491	11.91%

Appendix C-13

OPPORTUNISTIC CREDIT FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	228,383.426	37.57%
OPPORTUNISTIC CREDIT FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	671,967.864	6.76%
OPPORTUNISTIC CREDIT FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,936,719.122	49.64%
OPPORTUNISTIC CREDIT FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	4,129,174.804	41.52%
OPPORTUNISTIC CREDIT FUND	S	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	37,374,776.458	49.23%
OPPORTUNISTIC CREDIT FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,459,245.622	7.19%
OPPORTUNISTIC CREDIT FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,524,020.963	8.59%
OPPORTUNISTIC CREDIT FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16,688,369.735	21.98%
OPPORTUNISTIC CREDIT FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	2,440,923.976	21.26%
OPPORTUNISTIC CREDIT FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	2,803,573.184	24.42%
OPPORTUNISTIC CREDIT FUND	Y	CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	614,229.063	5.35%
OPPORTUNISTIC CREDIT FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	735,678.339	6.41%
OPPORTUNISTIC CREDIT FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	896,380.435	7.81%
OPPORTUNISTIC CREDIT FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	2,380,562.167	20.73%
SHORT DURATION BOND FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	28,938.719	7.74%
SHORT DURATION BOND FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	46,736.613	12.50%
SHORT DURATION BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	144,523.886	38.64%
SHORT DURATION BOND FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	100,418.358	26.85%
SHORT DURATION BOND FUND	C	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	240,792.952	49.07%
SHORT DURATION BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29,240.711	5.96%
SHORT DURATION BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	59,233.038	12.07%
SHORT DURATION BOND FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	59,789.803	12.19%
SHORT DURATION BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	91,810.276	18.71%
SHORT DURATION BOND FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	60,253.479	7.63%
SHORT DURATION BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	325,626.453	41.25%
SHORT DURATION BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	379,626.673	48.09%
SHORT DURATION BOND FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	21,535.571	37.35%
SHORT DURATION BOND FUND	R6	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. MIDWEST ENGINEERING & AUTOMATION INCORPORATED SAFE HARBOR 401(K) PLA 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	3,206.405	5.56%

Appendix C-14

SHORT DURATION BOND FUND	R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25,956.664	45.02%
SHORT DURATION BOND FUND	S	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6,936,107.468	62.62%
SHORT DURATION BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	782,106.264	7.06%
SHORT DURATION BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	922,186.704	8.33%
SHORT DURATION BOND FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,094,015.840	9.88%
SHORT DURATION BOND FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685	1,399,871.650	21.89%
SHORT DURATION BOND FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET SALARIED EMP GRP LIFE INS PLAN TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685	338,908.219	5.30%
SHORT DURATION BOND FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET SALARIED EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685	796,647.826	12.46%
SHORT DURATION BOND FUND	Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,216,410.893	50.30%
STRATEGIC BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,135,072.402	62.79%
STRATEGIC BOND FUND	A	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	243,385.338	13.46%
STRATEGIC BOND FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	201,490.658	11.15%
STRATEGIC BOND FUND	C	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	103,012.414	13.84%
STRATEGIC BOND FUND	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	59,883.737	8.05%
STRATEGIC BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	89,566.744	12.03%
STRATEGIC BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	185,293.605	24.90%
STRATEGIC BOND FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	131,773.865	17.71%
STRATEGIC BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	153,963.242	20.69%
STRATEGIC BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28,182,287.416	69.81%
STRATEGIC BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	10,917,490.362	27.04%
STRATEGIC BOND FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	45,132.548	26.21%
STRATEGIC BOND FUND	R6	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. DELTA MEDICAL SYSTEMS, INC. 401(K) 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	38,239.914	22.21%
STRATEGIC BOND FUND	R6	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. MIDWEST ENGINEERING & AUTOMATION INCORPORATED SAFE HARBOR 401(K) PLA 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	50,842.101	29.53%
STRATEGIC BOND FUND	R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,980.949	5.22%
STRATEGIC BOND FUND	S	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	55,168,106.420	28.99%
STRATEGIC BOND FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	15,804,978.087	8.31%
STRATEGIC BOND FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	22,285,402.877	11.71%
STRATEGIC BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12,045,795.453	6.33%
STRATEGIC BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	14,470,482.081	7.60%
STRATEGIC BOND FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	10,099,684.381	5.31%

Appendix C-15

STRATEGIC BOND FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	52,227,192.836	27.44%
STRATEGIC BOND FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	3,339,309.270	10.78%
STRATEGIC BOND FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	4,708,028.736	15.20%
STRATEGIC BOND FUND	Y	CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	1,982,508.718	6.40%
STRATEGIC BOND FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	2,893,502.278	9.34%
STRATEGIC BOND FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,769,691.758	5.71%
STRATEGIC BOND FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	16,159,554.182	52.17%
SUSTAINABLE EQUITY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	48,107.176	13.51%
SUSTAINABLE EQUITY FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	31,029.616	8.71%
SUSTAINABLE EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22,091.918	6.20%
SUSTAINABLE EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	127,513.560	35.81%
SUSTAINABLE EQUITY FUND	A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	74,695.589	20.98%
SUSTAINABLE EQUITY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	25,803.538	7.25%
SUSTAINABLE EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21,421.103	6.04%
SUSTAINABLE EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	56,704.775	16.00%
SUSTAINABLE EQUITY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	36,784.730	10.38%
SUSTAINABLE EQUITY FUND	C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	21,518.339	6.07%
SUSTAINABLE EQUITY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	177,115.542	49.98%
SUSTAINABLE EQUITY FUND	S	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,639,920.970	54.13%
SUSTAINABLE EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	637,189.984	13.07%
SUSTAINABLE EQUITY FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	250,003.034	5.13%
SUSTAINABLE EQUITY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	380,392.399	7.80%
SUSTAINABLE EQUITY FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685	252,297.649	100.00%
TAX-EXEMPT BOND FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	121,141.017	5.52%
TAX-EXEMPT BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	246,468.072	11.24%
TAX-EXEMPT BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,231,713.666	56.15%
TAX-EXEMPT BOND FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	364,153.092	16.60%

Appendix C-16

TAX-EXEMPT BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	61,128.515	8.18%
TAX-EXEMPT BOND FUND	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	63,928.495	8.56%
TAX-EXEMPT BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	77,999.612	10.44%
TAX-EXEMPT BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	388,486.608	52.01%
TAX-EXEMPT BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	66,513.216	8.90%
TAX-EXEMPT BOND FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	8,275,408.978	7.58%
TAX-EXEMPT BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	73,169,083.067	67.03%
TAX-EXEMPT BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	22,899,566.547	20.98%
TAX-EXEMPT BOND FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	21,101,754.270	9.49%
TAX-EXEMPT BOND FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	76,968,600.640	34.62%
TAX-EXEMPT BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23,758,811.690	10.69%
TAX-EXEMPT BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	44,731,047.366	20.12%
TAX-EXEMPT BOND FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	14,132,939.035	6.36%
TAX-EXEMPT BOND FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	30,614,571.298	13.77%
TAX-EXEMPT HIGH YIELD BOND FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	101,119.232	5.06%
TAX-EXEMPT HIGH YIELD BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,045,234.256	52.32%
TAX-EXEMPT HIGH YIELD BOND FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	633,798.168	31.73%
TAX-EXEMPT HIGH YIELD BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	65,486.285	9.44%
TAX-EXEMPT HIGH YIELD BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	363,794.708	52.46%
TAX-EXEMPT HIGH YIELD BOND FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	43,891.862	6.33%
TAX-EXEMPT HIGH YIELD BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	36,815.389	5.31%
TAX-EXEMPT HIGH YIELD BOND FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	5,451,776.305	8.43%
TAX-EXEMPT HIGH YIELD BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	39,654,497.312	61.30%
TAX-EXEMPT HIGH YIELD BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	15,774,098.764	24.39%
TAX-EXEMPT HIGH YIELD BOND FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	12,295,738.541	7.74%
TAX-EXEMPT HIGH YIELD BOND FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	45,041,944.048	28.36%
TAX-EXEMPT HIGH YIELD BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15,060,961.369	9.48%
TAX-EXEMPT HIGH YIELD BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	32,648,233.344	20.56%
TAX-EXEMPT HIGH YIELD BOND FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	8,304,335.211	5.23%
TAX-EXEMPT HIGH YIELD BOND FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	35,042,787.485	22.06%
TAX-MANAGED INTERNATIONAL EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,240,042.832	83.06%

Appendix C-17

TAX-MANAGED INTERNATIONAL EQUITY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	199,273.339	5.11%
TAX-MANAGED INTERNATIONAL EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	430,815.945	75.98%
TAX-MANAGED INTERNATIONAL EQUITY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	33,999.814	6.00%
TAX-MANAGED INTERNATIONAL EQUITY FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	9,185,576.248	7.90%
TAX-MANAGED INTERNATIONAL EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	74,930,666.043	64.46%
TAX-MANAGED INTERNATIONAL EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	23,827,849.544	20.50%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	23,568,631.725	9.74%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	75,758,438.942	31.30%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23,863,399.124	9.86%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	58,547,627.392	24.19%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	14,401,726.593	5.95%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29,762,135.162	12.30%
TAX-MANAGED REAL ASSETS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	692,425.607	85.78%
TAX-MANAGED REAL ASSETS FUND	C	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11,790.830	13.12%
TAX-MANAGED REAL ASSETS FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	66,913.949	74.44%
TAX-MANAGED REAL ASSETS FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,833.427	5.38%
TAX-MANAGED REAL ASSETS FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20,121,804.839	64.44%
TAX-MANAGED REAL ASSETS FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	6,644,116.964	21.28%
TAX-MANAGED REAL ASSETS FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	5,298,568.420	8.82%
TAX-MANAGED REAL ASSETS FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	20,656,292.548	34.37%
TAX-MANAGED REAL ASSETS FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,848,688.813	11.40%
TAX-MANAGED REAL ASSETS FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	10,666,656.542	17.75%
TAX-MANAGED REAL ASSETS FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	3,845,135.936	6.40%
TAX-MANAGED REAL ASSETS FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,479,401.547	5.79%
TAX-MANAGED U.S. LARGE CAP FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	151,218.101	7.92%
TAX-MANAGED U.S. LARGE CAP FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,139,757.016	59.67%
TAX-MANAGED U.S. LARGE CAP FUND	A	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	99,976.736	5.23%
TAX-MANAGED U.S. LARGE CAP FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	266,912.584	13.97%
TAX-MANAGED U.S. LARGE CAP FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	41,326.760	7.14%

Appendix C-18

TAX-MANAGED U.S. LARGE CAP FUND	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	62,809.359	10.85%
TAX-MANAGED U.S. LARGE CAP FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	31,766.728	5.49%
TAX-MANAGED U.S. LARGE CAP FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	237,822.093	41.08%
TAX-MANAGED U.S. LARGE CAP FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	91,116.184	15.74%
TAX-MANAGED U.S. LARGE CAP FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	77,061.939	13.31%
TAX-MANAGED U.S. LARGE CAP FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	2,740,780.543	7.53%
TAX-MANAGED U.S. LARGE CAP FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	2,244,299.275	6.16%
TAX-MANAGED U.S. LARGE CAP FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22,430,395.681	61.61%
TAX-MANAGED U.S. LARGE CAP FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	7,889,326.963	21.67%
TAX-MANAGED U.S. LARGE CAP FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	7,579,872.038	9.36%
TAX-MANAGED U.S. LARGE CAP FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	23,011,432.762	28.41%
TAX-MANAGED U.S. LARGE CAP FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,045,695.139	11.17%
TAX-MANAGED U.S. LARGE CAP FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	18,831,164.761	23.25%
TAX-MANAGED U.S. LARGE CAP FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5,117,792.334	6.32%
TAX-MANAGED U.S. LARGE CAP FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,752,821.082	12.04%
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	136,641.367	16.70%
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	53,894.443	6.59%
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	55,044.000	6.73%
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	379,328.589	46.37%
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	47,084.119	5.76%
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	116,266.058	14.21%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	25,434.997	7.01%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	37,640.366	10.38%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22,945.827	6.33%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	165,210.823	45.54%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	49,575.960	13.67%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	50,039.893	13.79%
TAX-MANAGED U.S. MID & SMALL CAP FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	746,446.223	6.34%

Appendix C-19

TAX-MANAGED U.S. MID & SMALL CAP FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	612,833.144	5.20%
TAX-MANAGED U.S. MID & SMALL CAP FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,787,113.037	66.11%
TAX-MANAGED U.S. MID & SMALL CAP FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	2,349,819.000	19.95%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	2,158,106.812	7.73%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6,666,435.375	23.88%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,215,284.707	11.52%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	6,207,285.861	22.23%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	1,489,907.202	5.34%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,936,312.416	21.26%
U.S. SMALL CAP EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	296,283.628	57.13%
U.S. SMALL CAP EQUITY FUND	A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	54,235.280	10.46%
U.S. SMALL CAP EQUITY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	87,951.783	16.96%
U.S. SMALL CAP EQUITY FUND	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16,357.839	6.72%
U.S. SMALL CAP EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16,948.451	6.96%
U.S. SMALL CAP EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	76,970.243	31.61%
U.S. SMALL CAP EQUITY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	26,373.336	10.83%
U.S. SMALL CAP EQUITY FUND	C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	18,926.048	7.77%
U.S. SMALL CAP EQUITY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	74,070.558	30.42%
U.S. SMALL CAP EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,794,982.408	62.53%
U.S. SMALL CAP EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	887,779.965	30.93%
U.S. SMALL CAP EQUITY FUND	R6	AMERICAN UNITED LIFE / VOYA FINANCIAL ADMINISTRATOR 1 ORANGE WAY WINDSOR CT 06095-4773	1,745.848	6.11%
U.S. SMALL CAP EQUITY FUND	R6	MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6,737.393	23.60%
U.S. SMALL CAP EQUITY FUND	R6	MID ATLANTIC TRUST COMPANY FBO THE WEALTHY CONTRACTOR INC. 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	3,206.081	11.23%
U.S. SMALL CAP EQUITY FUND	R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,758.819	6.16%
U.S. SMALL CAP EQUITY FUND	R6	PRINCIPAL TRUST COMPANY FBO SMITHFIELD FOODS DEF COMP PLAN ATTN PLAN TRUSTEE 1013 CENTRE RD WILMINGTON DE 19805-1265	14,358.101	50.28%
U.S. SMALL CAP EQUITY FUND	S	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11,369,322.372	43.88%
U.S. SMALL CAP EQUITY FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,649,622.189	6.37%
U.S. SMALL CAP EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,617,363.701	6.24%
U.S. SMALL CAP EQUITY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,755,491.147	22.21%
U.S. SMALL CAP EQUITY FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	601,025.347	28.63%

Appendix C-20

U.S. SMALL CAP EQUITY FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	400,484.688	19.08%
U.S. SMALL CAP EQUITY FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	370,950.891	17.67%
U.S. SMALL CAP EQUITY FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	409,689.410	19.52%
U.S. SMALL CAP EQUITY FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685	206,166.614	9.82%
U.S. STRATEGIC EQUITY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	97,528.123	6.27%
U.S. STRATEGIC EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	878,990.312	56.52%
U.S. STRATEGIC EQUITY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	427,338.515	27.48%
U.S. STRATEGIC EQUITY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	24,448.257	5.92%
U.S. STRATEGIC EQUITY FUND	C	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	50,624.769	12.27%
U.S. STRATEGIC EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26,950.244	6.53%
U.S. STRATEGIC EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	77,425.111	18.76%
U.S. STRATEGIC EQUITY FUND	C	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	72,213.979	17.50%
U.S. STRATEGIC EQUITY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	138,759.642	33.63%
U.S. STRATEGIC EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19,572,815.611	66.49%
U.S. STRATEGIC EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	8,249,573.436	28.02%
U.S. STRATEGIC EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	13,697,629.353	11.13%
U.S. STRATEGIC EQUITY FUND	S	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16,514,498.482	13.42%
U.S. STRATEGIC EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,299,349.921	6.74%
U.S. STRATEGIC EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	11,123,123.036	9.04%
U.S. STRATEGIC EQUITY FUND	S	RAYMOND JAMES ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7,508,980.175	6.10%
U.S. STRATEGIC EQUITY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	57,327,233.833	46.58%
U.S. STRATEGIC EQUITY FUND	Y	AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	3,573,173.915	32.14%
U.S. STRATEGIC EQUITY FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685	846,027.400	7.61%
U.S. STRATEGIC EQUITY FUND	Y	EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685	2,431,445.849	21.87%
U.S. STRATEGIC EQUITY FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	4,265,428.641	38.37%

Appendix C-21

RUSSELL INVESTMENT COMPANY YOUR VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 SCAN The QR code or visit www.proxy-direct.com to vote your shares LIVE AGENT Call 1-888-812-7758 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 401 Union Street, 18th Floor Seattle, WA 98101 on November 24, 2026 FUNDS FUNDS FUNDS Aggressive Strategy Fund Balanced Strategy Fund Conservative Strategy Fund Emerging Markets Fund Equity Aggressive Strategy Fund Equity Income Fund Global Equity Fund Global Infrastructure Fund Global Real Estate Securities Fund International Developed Markets Fund Investment Grade Bond Fund Long Duration Bond Fund Moderate Strategy Fund Multi-Asset Strategy Fund Multifactor International Equity Fund Multifactor U.S. Equity Fund Multi-Strategy Income Fund Opportunistic Credit Fund DO RUSSELL INVESTMENT COMPANY NOT PROXY SPECIAL MEETING OF SHAREHOLDERS TEAR TO BE HELD ON NOVEMBER 24, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Russell Investment Company (the “Trust”), a Massachusetts business trust, revoking previous proxies, hereby appoints Jessica Gates, Cheryl Wichers, Ross Erickson and Walter Chikwinya, or any of them as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote all shares of the Fund(s), each a series of the Trust listed above, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Russell Investments, 401 Union Street, 18th Floor, Seattle, WA 98101, on November 24, 2026 at 11:00 a.m. Pacific Time, and at any and all adjournments thereof as indicated on the reverse side. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-787-7354 to inform the Trust of your intentions and obtain directions on how to attend the Special Meeting. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournments thereof. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposals. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 RIC_35295_081726 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN THIS EXAMPLE IN : X

A Proposals THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. 1. To approve a new advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd. (“Russell Investments”), of which RIM is a wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Aggressive Strategy Fund 02 Balanced Strategy Fund 03 Conservative Strategy Fund 04 Emerging Markets Fund 05 Equity Aggressive Strategy Fund 06 Equity Income Fund 07 Global Equity Fund 08 Global Infrastructure Fund 09 Global Real Estate Securities Fund 10 International Developed Markets Fund 11 Investment Grade Bond Fund 12 Long Duration Bond Fund 13 Moderate Strategy Fund 14 Multi-Asset Strategy Fund 15 Multifactor International Equity Fund 16 Multifactor U.S. Equity Fund 17 Multi-Strategy Income Fund 18 Opportunistic Credit Fund 2a. To permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Emerging Markets Fund 02 Equity Income Fund 03 Global Equity Fund 04 Global Infrastructure Fund 05 Global Real Estate Securities Fund 06 International Developed Markets Fund 07 Investment Grade Bond Fund 08 Multi-Asset Strategy Fund 09 Multi-Strategy Income Fund 10 Opportunistic Credit Fund 2b. To permit RIM to enter into and materially amend subadvisory agreements with affiliated and unaffiliated money managers without shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Long Duration Bond Fund 02 Multifactor International Equity Fund 03 Multifactor U.S. Equity Fund 3. To approve a revision to the fundamental investment restriction relating to concentration for the Global Infrastructure Fund. FOR AGAINST ABSTAIN 01 Global Infrastructure Fund 4 . To elect one individual to the Board of Trustees of the Trust. FOR WITHHOLD 01. Ellen M. Needham IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026. The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/ric-35295 B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx RIC1 35295 xxxxxxxx RUSSELL INVESTMENT COMPANY YOUR VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 SCAN The QR code or visit www.proxy-direct.com to vote your shares

LIVE AGENT Call 1-888-812-7758 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 401 Union Street, 18th Floor Seattle, WA 98101 on November 24, 2026 FUNDS FUNDS FUNDS Short Duration Bond Fund Strategic Bond Fund Sustainable Equity Fund Tax-Exempt Bond Fund Tax-Exempt High Yield Bond Fund Tax-Managed International Equity Fund Tax-Managed Real Assets Fund Tax-Managed U.S. Large Cap Fund Tax-Managed U.S. Mid & Small Cap Fund U.S. Small Cap Equity Fund U.S. Strategic Equity Fund DO RUSSELL INVESTMENT COMPANY NOT PROXY SPECIAL MEETING OF SHAREHOLDERS TEAR TO BE HELD ON NOVEMBER 24, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Russell Investment Company (the “Trust”), a Massachusetts business trust, revoking previous proxies, hereby appoints Jessica Gates, Cheryl Wichers, Ross Erickson and Walter Chikwinya, or any of them as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote all shares of the Fund(s), each a series of the Trust listed above, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Russell Investments, 401 Union Street, 18th Floor, Seattle, WA 98101, on November 24, 2026 at 11:00 a.m. Pacific Time, and at any and all adjournments thereof as indicated on the reverse side. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-787-7354 to inform the Trust of your intentions and obtain directions on how to attend the Special Meeting. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournments thereof. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposals. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN RIC_35295 THE _081726 PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. 1. To approve a new advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd. (“Russell Investments”), of which RIM is a wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments.

FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Short Duration Bond Fund 02 Strategic Bond Fund 03 Sustainable Equity Fund 04 Tax-Exempt Bond Fund 05 Tax-Exempt High Yield Bond Fund 06 Tax-Managed International Equity Fund 07 Tax-Managed Real Assets Fund 08 Tax-Managed U.S. Large Cap Fund 09 Tax-Managed U.S. Mid & Small Cap Fund 10 U.S. Small Cap Equity Fund 11 U.S. Strategic Equity Fund 2a. To permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Short Duration Bond Fund 02 Strategic Bond Fund 03 Sustainable Equity Fund 04 Tax-Exempt Bond Fund 05 Tax-Exempt High Yield Bond Fund 06 Tax-Managed International Equity Fund 07 Tax-Managed Real Assets Fund 08 Tax-Managed U.S. Large Cap Fund 09 Tax-Managed U.S. Mid & Small Cap Fund 10 U.S. Small Cap Equity Fund 11 U.S. Strategic Equity Fund 2b. To permit RIM to enter into and materially amend subadvisory agreements with affiliated and unaffiliated money managers without shareholder approval. Non-Applicable to your Fund(s) 3. To approve a revision to the fundamental investment restriction relating to concentration for the Global Infrastructure Fund. Non -Applicable to your Fund(s) 4 . To elect one individual to the Board of Trustees of the Trust. FOR WITHHOLD 01. Ellen M. Needham IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026. The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/ric-35295 B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx RIC1 35295 xxxxxxxx

RUSSELL INVESTMENT COMPANY YOUR VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 SCAN The QR code or visit www.proxy-direct.com to vote your shares LIVE AGENT Call 1-888-812-7758 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-866-298-8476 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 401 Union Street, 18th Floor Seattle, WA 98101 on November 24, 2026 FUNDS FUNDS FUNDS Aggressive Strategy Fund Balanced Strategy Fund Conservative Strategy Fund Emerging Markets Fund Equity Aggressive Strategy Fund Equity Income Fund Global Equity Fund Global Infrastructure Fund Global Real Estate Securities Fund International Developed Markets Fund Investment Grade Bond Fund Long Duration Bond Fund Moderate Strategy Fund Multi-Asset Strategy Fund Multifactor International Equity Fund Multifactor U.S. Equity Fund Multi-Strategy Income Fund Opportunistic Credit Fund DO VOTING INSTRUCTION CARD RUSSELL INVESTMENT COMPANY NOT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026 TEAR [INSURANCE COMPANY NAME DROP-IN] This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of Russell Investment Company (the “Trust”), a Massachusetts business trust, for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as designated on the reverse side at the Special Meeting of Shareholders to be held at the offices of Russell Investments, 401 Union Street, 18th Floor, Seattle, WA 98101, on November 24, 2026 at 11:00 a.m. Pacific Time, and at any and all adjournments thereof as indicated on the reverse side. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other matters as may properly come before the Special Meeting or any adjournments thereof. This Voting Instruction Card, when properly executed, will be voted in the manner directed by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposals listed on the reverse side. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 RIC_35295_081726_VI PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. 2. To approve a new advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd. (“Russell Investments”), of which RIM is a wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Aggressive Strategy Fund 02 Balanced Strategy Fund 03 Conservative Strategy Fund 04 Emerging Markets Fund 05 Equity Aggressive Strategy Fund 06 Equity Income Fund 07 Global Equity Fund 08 Global Infrastructure Fund 09 Global Real Estate Securities Fund 10 International Developed Markets Fund 11 Investment Grade Bond Fund 12 Long Duration Bond Fund 13 Moderate Strategy Fund 14 Multi-Asset Strategy Fund 15 Multifactor International Equity Fund 16 Multifactor U.S. Equity Fund 17 Multi-Strategy Income Fund 18 Opportunistic Credit Fund 2a. To permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Emerging Markets Fund 02 Equity Income Fund 03 Global Equity Fund 04 Global Infrastructure Fund 05 Global Real Estate Securities Fund 06 International Developed Markets Fund 07 Investment Grade Bond Fund 08 Multi-Asset Strategy Fund 09 Multi-Strategy Income Fund 10 Opportunistic Credit Fund 2b. To permit RIM to enter into and materially amend subadvisory agreements with affiliated and unaffiliated money managers without shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Long Duration Bond Fund 02 Multifactor International Equity Fund 03 Multifactor U.S. Equity Fund 3. To approve a revision to the fundamental investment restriction relating to concentration for the Global Infrastructure Fund. FOR AGAINST ABSTAIN 01 Global Infrastructure Fund 4 . To elect one individual to the Board of Trustees of the Trust. FOR WITHHOLD 01. Ellen M. Needham IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026. The Notice of Special Meeting, Proxy Statement and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/ric-35295 B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx RIC2 35295 xxxxxxxx RUSSELL INVESTMENT COMPANY YOUR VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 SCAN The QR code or visit www.proxy-direct.com to vote your shares

LIVE AGENT Call 1-888-812-7758 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-866-298-8476 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 401 Union Street, 18th Floor Seattle, WA 98101 on November 24, 2026 FUNDS FUNDS FUNDS Short Duration Bond Fund Strategic Bond Fund Sustainable Equity Fund Tax-Exempt Bond Fund Tax-Exempt High Yield Bond Fund Tax-Managed International Equity Fund Tax-Managed Real Assets Fund Tax-Managed U.S. Large Cap Fund Tax-Managed U.S. Mid & Small Cap Fund U.S. Small Cap Equity Fund U.S. Strategic Equity Fund DO NOT VOTING INSTRUCTION CARD RUSSELL INVESTMENT COMPANY SPECIAL MEETING OF SHAREHOLDERS TEAR TO BE HELD ON NOVEMBER 24, 2026 [INSURANCE COMPANY NAME DROP-IN] This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of Russell Investment Company (the “Trust”), a Massachusetts business trust, for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as designated on the reverse side at the Special Meeting of Shareholders to be held at the offices of Russell Investments, 401 Union Street, 18th Floor, Seattle, WA 98101, on November 24, 2026 at 11:00 a.m., Pacific Time, and at any and all adjournments thereof as indicated on the reverse side. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other matters as may properly come before the Special Meeting or any adjournments thereof. This Voting Instruction Card, when properly executed, will be voted in the manner directed by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposals listed on the reverse side. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 RIC_35295_081726_VI PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

1. To approve a new advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd. (“Russell Investments”), of which RIM is a wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Short Duration Bond Fund 02 Strategic Bond Fund 03 Sustainable Equity Fund 04 Tax-Exempt Bond Fund 05 Tax-Exempt High Yield Bond Fund 06 Tax-Managed International Equity Fund 07 Tax-Managed Real Assets Fund 08 Tax-Managed U.S. Large Cap Fund 09 Tax-Managed U.S. Mid & Small Cap Fund 10 U.S. Small Cap Equity Fund 11 U.S. Strategic Equity Fund 2a. To permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Short Duration Bond Fund 02 Strategic Bond Fund 03 Sustainable Equity Fund 04 Tax-Exempt Bond Fund 05 Tax-Exempt High Yield Bond Fund 06 Tax-Managed International Equity Fund 07 Tax-Managed Real Assets Fund 08 Tax-Managed U.S. Large Cap Fund 09 Tax-Managed U.S. Mid & Small Cap Fund 10 U.S. Small Cap Equity Fund 11 U.S. Strategic Equity Fund 2b. To permit RIM to enter into and materially amend subadvisory agreements with affiliated and unaffiliated money managers without shareholder approval. Non-Applicable to your Fund(s) 3. To approve a revision to the fundamental investment restriction relating to concentration for the Global Infrastructure Fund. Non-Applicable to your Fund(s) 4 . To elect one individual to the Board of Trustees of the Trust. FOR WITHHOLD 01. Ellen M. Needham IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026. The Notice of Special Meeting, Proxy Statement and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/ric-35295 B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx RIC2 35295 xxxxxxxx